LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

November 2, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Vandenberg Trust Lease**
Legal: **N/2 18-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The North Half (N/2) of Section Eighteen (18), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract which is unnumbered covers the period of time from Entry from the United States Government to November 3, 1927 at 4:00 o'clock p.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas..

2. The next Supplemental Abstract "A" covers the period of time from November 3, 1927 at 4:00 o'clock p.m. to November 8, 1933 at 9:00 o'clock a.m. at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

3. The next Supplemental Abstract "B" covers the period of time from November 8, 1933 at 9:00 o'clock a.m. to March 20, 1934 at 8:00 o'clock a.m. at which time the abstract was

certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

4. The next Supplemental Abstract "C" covers the period of time from March 20, 1934 at 8:00 o'clock a.m. to January 3, 1942 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

5. The next Supplemental Abstract "D" covers the period of time from January 3, 1942 at 8:00 o'clock a.m. to January 8, 1959 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

6. The next Supplemental Abstract "E" covers the period of time from January 8, 1959 at 8:00 o'clock a.m. to November 29, 1974 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

7. The next Supplemental Abstract No. 10-81461 covering the NE/4 of Section 18 covers the period of time from November 29, 1974 at 8:00 o'clock a.m. to October 20, 1981 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

8. The final Supplemental Abstract No. 9-10420 covers the period of time from November 29, 1974 at 8:00 o'clock a.m. as to the NW/4 of Section 18 and from October 20, 1981 at 8:00 o'clock a.m. as to the NE/4 of section 18, down to and including October 4, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Riva M. Vandenberg, Trustee u/a dated November 18, 1983	-	All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for the first half of 2009 and all prior years are paid in full.

2. At Entry No. 50 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	N/2 18-20-20, Pawnee County, Kansas
LESSORS:	Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983

LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's) Kan., Okla. & Colo. (12-63) Rev. B w
DATED:	November 19, 2008
RECORDED:	December 3, 2008 in Book M111 at Page 243 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The lease provides for a delay rental in the amount of $10.00 per net mineral acre due and payable on or before November 19, 2011, in order to extend the term for the fourth year of the lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto

3. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

Oil and Gas Lease dated July 23, 1979 by and between Riva Marie Vandenberg and Michael Vandenberg, her husband, as Lessors, to TomKat, Ltd., as Lessee, and recorded on August 10, 1979 in Book M/70 at Page 697 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the NE/4 of Section 18; and,

Affidavit of Production from Gerald J. Kathol, recorded on September 17, 1981 in Book M/77 at Page 860 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M/70 at Page 697, and stating that a well was obtained; and,

A re-recorded Affidavit of Production from Gerald J. Kathol, recorded on January 8, 1982 in Book M/78 at Page 804 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Affidavit of Production recorded in Book M/77 at Page 860 in the

Office of the Register of Deeds of Pawnee County, Kansas.

In addition, I find of record numerous oil and gas leases and/or royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

   a) At Entry No. 3 of Supplemental Abstract No. 9-10420 there appears an Easement from Leora M. Steffen to Kenneth Cook, which is dated November 19, 1974 and recorded on February 20, 1981 in Book MJJ of Misc at Page 901 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Easement grants the right to operate the flood retarding dam for Pawnee Watershed Joint District No. 81 on, over and across the captioned land.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. I find the following Wind Energy Lease and Energy Agreements, to-wit

   a) At Entry No. 52 of the final Supplemental Abstract there appears a Memorandum of Wind Park Lease, entered into as of April 15, 2010 between Riva M. And Michael E. Vandenberg and DEGS Wind, I, LLC, a Delaware limited liability company, recorded on August 27, 2010 in Book MA5 at Page 33 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is given to provide for the construction, operation and maintenance of wind energy conversion systems.

REQUIREMENT: It appears that your Oil and Gas Lease on the captioned property was granted prior to the Wind Energy Lease referred to above. Accordingly, your Oil and Gas Lease has superiority to the Wind Energy Lease. However, you should be aware that Wind Energy Lease does exist. If and when improvements are made to the property by reason of the Wind Energy Lease, you should take reasonable steps not to cause damage to those improvements or in any way interfere with the Wind Energy Lease to the extent possible. Of course, if a direct conflict should arise with respect to the Wind Energy Lease, please contact me for further discussion concerning that matter.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord

therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

9. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

10. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. **B** W

OIL AND GAS LEASE

Reorder No. 09-116

THIS AGREEMENT, Entered into this the 19th day of November 2008 between Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983, hereinafter called lessor, and Downing-Nelson Oil Co., Inc., hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) & O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

North Half (N/2)

in Section 18, Township 20 S, Range 20 W, and containing 320 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (1/8) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (1/8) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (1/8) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (1/8) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before ~~XXXXX~~ three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ______ Bank at ______, or any successor bank, the sum of Ten Dollars ($10.00) per net mineral acre ~~Dollars ($ ______)~~, hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

Riva M. Vandenberg

RIVA M. VANDENBERG, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983

STATE OF Kansas
COUNTY OF Johnson

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this 19 day of November, ____,
by Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983.

My commission expires August 6, 2012 [signature]
Notary Public FELICIA COLE

FELICIA COLE
My Appt. Exp. 8-6-12

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____,
by ____ and ____

My commission expires ____
Notary Public

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____,
by ____ and ____

My commission expires ____
Notary Public

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____,
by ____ and ____

My commission expires ____
Notary Public

No. ____

OIL AND GAS LEASE

FROM

TO

Date ____
Section ____ T
No. of Acres ____
STATE OF ____
County ____
This instrument
day of ____
at ____
in Book ____
the records of th
By ____
When recorded, return to ____

No. 20081902 Book M111 Page 243
Pawnee County, State of Kansas
RECORDED
Dec 3, 2008 10:00 AM Fees $16.00
[signature]
Jacque Schulze, Register of Deeds

REGISTER OF DEEDS PAWNEE COUNTY KANSAS

Ck ____
Copy ____
Scan ____
Num ____
Ver ____

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____,
by ____
of ____ a ____
corporation, on behalf of the corporation.
My commission expires ____
Notary Public

ADDENDUM

This Addendum is made and entered into this 19th day of November, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

> North Half (N/2) of Section Eighteen (18), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M.,

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of five (5) years with the first three (3) years being paid-up at the time of granting the Lease. The Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

5. Lessee agrees that the property shall be restored, as near as possible, to its original condition. The premises shall be restored in accord with Kansas law and the regulations of the KCC.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Riva M. Vandenberg

RIVA M. VANDENBERG, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983

STATE OF KANSAS
COUNTY OF Johnson ss:

BE IT REMEMBERED, that on this 19 day of NOV, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983, who is personally known to me to be the same person who executed the within instrument of writing and such persons duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Felicia Cole
Notary Public FELICIA COLE

My Appointment Expires: 8-6-12

NOTARY PUBLIC STATE OF KANSAS FELICIA COLE My Appt. Exp. 8-6-12

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 *Olavee F. Raub*
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

June 11, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Shean Trust Lease**
Legal: **N/2 ex tr 16-20-20,**
Pawnee County, KS

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> North Half (N/2) of Section Sixteen (16), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., LESS A TRACT described as that part of the Northwest Quarter (NW/4) of Section 16 in Township 20 South, Range 20 West of the 6th P.M., commencing at the Northwest corner of said Section 16; Thence on an assumed bearing of South, along the West line of said section, a distance of 878.20 feet to the point of beginning of the land to be described; Thence continuing on a bearing of South, along the West line of said section, a distance of 318.50 feet; Thence on a bearing of South 89 degrees 25 minutes 40 seconds East a distance of 550.90 feet; Thence on a bearing of North 00 degrees 44 minutes 46 seconds West a distance of 305.70 feet; Thence on a bearing of North 88 degrees 04 minutes 45 seconds West a distance of 547.20 feet to the point of beginning, the above described tract of real estate, including county road right of way, contains 3.9 acres more or less.

The abstract is in several parts as follows:

1. The Base Abstract No. 3343 covering the NE/4 of Sec. 16 covers the period of time from Entry from the United States Government to October 27, 1958 at 10:00 o'clock a.m., at which time the abstract was certified to and extended by Wilson Abstract Co., bonded abstracter of Pawnee County, Kansas.

2. The Base Abstract which is unnumbered covering the NW/4 of Sec. 16 covers the period of time from Entry from the United States Government to October 27, 1958 at 10:00 o'clock a.m., at which time the abstract was certified to and extended by W. Wayne Wilson, bonded abstracter of Pawnee County, Kansas.

3. The Supplemental Abstract which is unnumbered covering the NW/4 of Sec. 16 covers the period of time from October 27, 1958 at 10:00 o'clock a.m. to December 11, 1980 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Pawnee County Abstract Co., bonded abstracter of Pawnee County, Kansas.

4. The Supplemental Abstract No. 2-10104 covering the NE/4 of Sec. 16 covers the period of time from October 27, 1958 at 10:00 o'clock a.m. to December 11, 1980 at 8:00 o'clock a.m., and covering the N/2 of Sec. 16 from and including December 11, 1980 at 8:00 o'clock a.m. to April 28, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Kathleen Shean, Trustee under the Kathleen Shean Irrevocable Trust dated September 7, 2007	-	All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for the first half of 2009 and all prior years are paid in full.

2. At Entry No. 57 of the Supplemental Abstract No. 2-10104 there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	N/2 ex 3.9 ac tract in Sec. 16-20-20, Pawnee County, Kansas
LESSORS:	Kathleen Shean, Trustee of the Kathleen Shean Irrevocable Trust dated September 7, 2007
LESSEE:	Downing-Nelson Oil Co., Inc.

FORM:	Form 88- (Producer's) Kan., Okla. & Colo. (12-63) Rev. B w
DATED:	September 19, 2008
RECORDED:	October 23, 2008 in Book M110 at Page 195 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	None - See copy of Oil and Gas Lease
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto

3. At Entry No. 45 of Supplemental Abstract No. 2-10104 there appears a Warranty Deed from Willie Helms a/k/a Willie F. Helms, husband and wife, to Willie and Irene Helms Trust of 1992. At Entry No. 56 of said Abstract there appears a Warranty Deed from Irene Helms, a single person, to Kathleen Shean, Trustee under the Kathleen Shean Irrevocable Trust dated September 7, 2007.

REQUIREMENT: A Trustee's Deed from Irene Helms, as Trustee of the Willie and Irene Helms Trust of 1992 and an appropriate Trustee's Affidavit conveying the property to Kathleen Shean, as Trustee of the Kathleen Shean Irrevocable Trust dated September 7, 2007 is required. In the event that Irene Helms cannot or will not sign such Deed and Affidavit, an appropriate legal proceedings will be required in order to determinate ownership of the property by the Kathleen Shean Irrevocable Trust.

4. I find of record numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to

pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. B W

OIL AND GAS LEASE

Reorder No. 09-116

THIS AGREEMENT, Entered into this the 19th day of September, 2008 between Kathleen Shean, Trustee of the Kathleen Shean Irrevocable Trust dated September 7, 2007
329 E. Wells Court, Mulvane, KS 67110 hereinafter called lessor,
and Downing-Nelson Oil Co., Inc., hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of __________ Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

See Legal Description attached hereto and made a part hereof.

in Section ______, Township ______, Range ______, and containing 320 acres, more or less.

2. This lease shall remain in force for a term of ~~five (5)~~ 3 yrs years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (⅛) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (⅛) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (⅛) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (⅛) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before ~~XXXXX~~ three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in (A) 15 / 15 Dollars ______ Bank at ______, or any successor bank, the sum of ~~Ten Dollars ($10.00)~~ per net mineral acre ~~Dollars ($______)~~, hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

KS 9-19

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

K.S. 9-19

~~15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.~~

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

Kathleen Shean
KATHLEEN SHEAN, Trustee of the KATHLEEN SHEAN IRREVOCABLE TRUST dated September 7,2007

STATE OF KANSAS
COUNTY OF Sedgwick

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this 19th day of September 2008,
by Kathleen Shean, Trustee of the Kathleen Shean Irrevocable Trust dated September 7, 2007

My commission expires 4/11/10

NANCY J. CARPENTER
Notary Public, State of Kansas
My Appointment Expires 4/11/10

Nancy J. Carpenter (signature)
Notary Public
Nancy J. Carpenter

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______ and ______

My commission expires ______
Notary Public

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______ and ______

My commission expires ______
Notary Public

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______ and ______

My commission expires ______
Notary Public

No. ______

OIL AND GAS LEASE

FROM

TO

Date ______

Section ______ Twp. ______ Rge. ______

No. of Acres ______ Term ______

County ______

STATE OF ______

No. 20081506 Book M110 Page 195
Pawnee County, State of Kansas
RECORDED
Oct 23, 2008 10:05 AM Fees $24.00
Jacque Schulze (signature)
Jacque Schulze, Register of Deeds

By ______

When recorded, return to ______

REGISTER OF DEEDS PAWNEE COUNTY KANSAS (seal)

Ver IL
Num IC
Scan IL
Copy IL
Ck DD

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)

The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______
of ______ a ______
corporation, on behalf of the corporation.

My commission expires ______
Notary Public

Legal Description attached to and made a part of the foregoing Oil and Gas Lease:

North Half (N/2) of Section Sixteen (16), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., LESS A TRACT described as that part of the Northwest Quarter (NW/4) of Section 16 in Township 20 South, Range 20 West of the 6th P.M., commencing at the Northwest corner of said Section 16; Thence on an assumed bearing of South, along the West line of said section, a distance of 878.20 feet to the point of beginning of the land to be described; Thence continuing on a bearing of South, along the West line of said section, a distance of 318.50 feet; Thence on a bearing of South 89 degrees 25 minutes 40 seconds East a distance of 550.90 feet; Thence on a bearing of North 00 degrees 44 minutes 46 seconds West a distance of 305.70 feet; Thence on a bearing of North 88 degrees 04 minutes 45 seconds West a distance of 547.20 feet to the point of beginning, the above described tract of real estate, including county road right of way, contains 3.9 acres more or less.

ADDENDUM

This Addendum is made and entered into this 19th day of September, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

> North Half (N/2) of Section Sixteen (16), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., LESS A TRACT described as that part of the Northwest Quarter (NW/4) of Section 16 in Township 20 South, Range 20 West of the 6th P.M., commencing at the Northwest corner of said Section 16; Thence on an assumed bearing of South, along the West line of said section, a distance of 878.20 feet to the point of beginning of the land to be described; Thence continuing on a bearing of South, along the West line of said section, a distance of 318.50 feet; Thence on a bearing of South 89 degrees 25 minutes 40 seconds East a distance of 550.90 feet; Thence on a bearing of North 00 degrees 44 minutes 46 seconds West a distance of 305.70 feet; Thence on a bearing of North 88 degrees 04 minutes 45 seconds West a distance of 547.20 feet to the point of beginning, the above described tract of real estate, including county road right of way, contains 3.9 acres more or less.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of ~~five (5)~~ 3 yrs K.S. 9-19-08 years with the first three (3) years being paid-up at the time of granting the Lease. The ~~Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.~~ K.S. 9-19-08

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Kathleen Shean
KATHLEEN SHEAN, Trustee of the
KATHLEEN SHEAN IRREVOCABLE
TRUST, dated September 7, 2007

STATE OF KANSAS,
COUNTY OF Sedgwick, ss:

BE IT REMEMBERED, that on this 19th day of September, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came KATHLEEN SHEAN, Trustee of the KATHLEEN SHEAN IRREVOCABLE TRUST dated September 7, 2007, who is personally known to me to be the same person who executed the within instrument of writing and such persons duly

acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Notary Public Nancy J. Carpenter

My Appointment Expires: 4/11/10

NANCY J. CARPENTER
Notary Public, State of Kansas
My Appointment Expires 4/11/10

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

June 3, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Vandenberg Trust Lease**
Legal: **NE/4 6-21-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northeast Quarter (NE/4) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract No. 561 covers the period of time from Entry from the United States Government to July 30, 1955 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from July 30, 1955 at 8:00 o'clock a.m. to April 19, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

7. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

8. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. **B** W

OIL AND GAS LEASE

Reorder No. 09-116

THIS AGREEMENT, Entered into this the 19th day of November, 2008 between Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983, hereinafter called lessor, and Downing-Nelson Oil Co., Inc., hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) & O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

Northeast Quarter (NE/4)

in Section 6, Township 21 S, Range 20 W, and containing 160 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (⅛) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (⅛) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (⅛) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (⅛) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before ~~one year~~ three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ______ Bank at ______, or any successor bank, the sum of Ten Dollars ($10.00) per net mineral acre ~~Dollars ($______)~~, hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

Riva M. Vandenberg

RIVA M. VANDENBERG, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983

STATE OF Kansas
COUNTY OF Johnson

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this 19 day of Nov, 2008.
by Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983.

My commission expires August 6, 2012

Felicia Cole
Notary Public FELICIA COLE

NOTARY PUBLIC STATE OF KANSAS FELICIA COLE My Appt. Exp. 8-6-12

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ______, ____,
by ______ and ______

My commission expires ______

Notary Public

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ______, ____,
by ______ and ______

My commission expires ______

Notary Public

STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ______, ____,
by ______ and ______

My commission expires ______

Notary Public

No. ______

OIL AND GAS LEASE

FROM

TO

Date ____
Section ____
No. of Acre ____

STATE OF ____
County ____
This in[strument was filed for record on the] ____ day of ____ at ____ [recor]ded in Book ____ of the records of this office.

Register of Deeds.

By ____

When recorded, return to

No. 20081903 Book M111 Page 244
Pawnee County, State of Kansas
R E C O R D E D
Dec 3, 2008 10:00 AM Fees $16.00
Jacque Kunze, Register of Deeds

REGISTER OF DEEDS PAWNEE COUNTY KANSAS Seal

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STATE OF ______
COUNTY OF ______

ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ______, ____,
by ______
of ______ a ______
corporation, on behalf of the corporation.
My commission expires ______

Notary Public

ADDENDUM

This Addendum is made and entered into this 19th day of November, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

> The Northeast Quarter (NE/4) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of five (5) years with the first three (3) years being paid-up at the time of granting the Lease. The Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

5. Lessee agrees that the property shall be restored, as near as possible, to its original condition. The premises shall be restored in accord with Kansas law and the regulations of the KCC.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Riva M. Vandenberg

RIVA M. VANDENBERG, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983

STATE OF KANSAS
COUNTY OF Johnson, ss:

BE IT REMEMBERED, that on this 19 day of Nov, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came Riva M. Vandenberg, a single person, individually and as Trustee of the Riva M. Vandenberg Trust u/a dated November 18, 1983, who is personally known to me to be the same person who executed the within instrument of writing and such persons duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Notary Public FELICIA COLE

My Appointment Expires: 8-6-12

NOTARY PUBLIC STATE OF KANSAS FELICIA COLE My Appt. Exp. 8-6-12

STATE OF KANSAS, PAWNEE COUNTY, SS
JACQUE SCHULZE, REGISTER OF DEEDS
Book: M117 Page: 53
Receipt #: 36037 Total Fees: $12.00
Pages Recorded: 2
Date Recorded: 9/6/2011 10:10:04 AM

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

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AMENDMENT

TO OIL AND GAS LEASE DATED NOVEMBER 7, 1967 BY AND BETWEEN CHARLES F. TOMBAUGH AND ROBERT M. TOMBAUGH, EXECUTORS OF THE WILL AND ESTATE OF MURON D. TOMBAUGH, DECEASED, ACTING BY AND UNDER THE AUTHORITY OF THE ORDER OF THE PROBATE COURT OF PAWNEE COUNTY, KANSAS, MADE AND ENTERED ON NOVEMBER 7, 1967, IN CASE NO. 8703, ENTITLED "IN THE MATTER OF THE ESTATE OF MURON D. TOMBAUGH, DECEASED", AS LESSOR, AND PICKRELL DRILLING COMPANY, AS LESSEE, AND RECORDED ON NOVEMBER 21, 1967 IN BOOK M44 AT PAGE 403 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

This Amendment is made and entered into this 2nd day of August, 2011, with regard to that certain Oil and Gas Lease described above and which covers the following described real property located in Pawnee County, Kansas, to-wit:

> The West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of said Oil and Gas Lease described above, this Amendment covers the above described property insofar and only insofar as follows, to-wit:

> A ten-acre tract of land located in the North Half of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas, described as follows, to-wit:
>
> Beginning at the Northeast corner of the Northeast Quarter (NE/4) of Section 6, Thence West 2,640 feet; Thence South 1380 feet along said north-south property line to the point of beginning; Thence East 394.5 feet; Thence South 660 feet; Thence West 660 feet; Thence North 660 feet; Thence East 265.5 feet to the point of beginning,

the parties agree as follows:

1. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 10 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon or production from the unit shall be treated as if such operations were upon or such productions were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a

AMENDMENT TO OIL AND GAS LEASE DATED NOVEMBER 7, 1967 BY AND BETWEEN CHARLES F. TOMBAUGH AND ROBERT M. TOMBAUGH, EXECUTORS OF THE WILL AND ESTATE OF MURON D. TOMBAUGH, DECEASED, ACTING BY AND UNDER THE AUTHORITY OF THE ORDER OF THE PROBATE COURT OF PAWNEE COUNTY, KANSAS, MADE AND ENTERED ON NOVEMBER 7, 1967, IN CASE NO. 8703, ENTITLED "IN THE MATTER OF THE ESTATE OF MURON D. TOMBAUGH, DECEASED", AS LESSOR, AND PICKRELL DRILLING COMPANY, AS LESSEE, AND RECORDED ON NOVEMBER 21, 1967 IN BOOK M44 AT PAGE 403 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

This Amendment is made and entered into this 8 day of June, 2010, with regard to that certain Oil and Gas Lease described above and covers the following described real property located in Pawnee County, Kansas, to-wit:

> The West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon or production from the unit shall be treated as if such operations were upon or such productions were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay prior lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

AMENDMENT - Page 2

Except for and to the extent of the provisions contained in this Amendment to the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Sandra J. Ehrman
SANDRA J. EHRMAN

William D. Ehrman
WILLIAM D. EHRMAN

STATE OF CALIFORNIA,
COUNTY OF Santa Clara ss:

BE IT REMEMBERED, that on this 8 day of June, 2010, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came SANDRA J. EHRMAN and WILLIAM D. EHRMAN, who ~~is~~/are personally known to me to be the same person(s) who executed the within instrument of writing and such person(s) duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Notary Public Veronica Palacios

My Appointment Expires: Oct. 9, 2012

VERONICA PALACIOS
COMM. # 1816477
NOTARY PUBLIC-CALIFORNIA
SANTA CLARA COUNTY
MY COMM. EXP. OCT. 9, 2012

STATE OF KANSAS, PAWNEE COUNTY, SS
JACQUE SCHULZE, REGISTER OF DEEDS
Book: M117 Page: 52
Receipt #: 36037 Total Fees: $12.00
Pages Recorded: 2
Date Recorded: 9/6/2011 10:10:03 AM

AMENDMENT

TO OIL AND GAS LEASE DATED NOVEMBER 7, 1967 BY AND BETWEEN CHARLES F. TOMBAUGH AND ROBERT M. TOMBAUGH, EXECUTORS OF THE WILL AND ESTATE OF MURON D. TOMBAUGH, DECEASED, ACTING BY AND UNDER THE AUTHORITY OF THE ORDER OF THE PROBATE COURT OF PAWNEE COUNTY, KANSAS, MADE AND ENTERED ON NOVEMBER 7, 1967, IN CASE NO. 8703, ENTITLED "IN THE MATTER OF THE ESTATE OF MURON D. TOMBAUGH, DECEASED", AS LESSOR, AND PICKRELL DRILLING COMPANY, AS LESSEE, AND RECORDED ON NOVEMBER 21, 1967 IN BOOK M44 AT PAGE 403 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

This Amendment is made and entered into this 5th day of November, 2010, with regard to that certain Oil and Gas Lease described above and which covers the following described real property located in Pawnee County, Kansas, to-wit:

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

> The West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of said Oil and Gas Lease described above, this Amendment covers the above described property insofar and only insofar as follows, to-wit:

> A ten-acre tract of land located in the North Half of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas, described as follows, to-wit:
>
> Beginning at the Northeast corner of the Northeast Quarter (NE/4) of Section 6, Thence West 2,640 feet; Thence South 1380 feet along said north-south property line to the point of beginning; Thence East 394.5 feet; Thence South 660 feet; Thence West 660 feet; Thence North 660 feet; Thence East 265.5 feet to the point of beginning,

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the parties agree as follows:

1. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 10 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance

AMENDMENT - Page 2

as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon or production from the unit shall be treated as if such operations were upon or such productions were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay prior lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

Except for and to the extent of the provisions contained in this Amendment to the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Glenn F. Tombaugh
GLENN F. TOMBAUGH

STATE OF KANSAS,
COUNTY OF Sedgwick ss:

BE IT REMEMBERED, that on this 5th day of November, 2010, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came GLENN F. TOMBAUGH Glenn F. Tombaugh, who is/are personally known to me to be the same person(s) who executed the within instrument of writing and such person(s) duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

MARY E. CONRAD
Notary Public - State of Kansas
My Appt. Expires 3/21/2012

Mary E Conrad
Notary Public Mary E. Conrad

My Appointment Expires: 3/21/2012

STATE OF KANSAS, PAWNEE COUNTY, SS
JACQUE SCHULZE, REGISTER OF DEEDS
Book: M117 Page: 49
Receipt #: 36037 Total Fees: $12.00
Pages Recorded: 2
Date Recorded: 9/6/2011 10:10:00 AM

AMENDMENT

TO OIL AND GAS LEASE DATED NOVEMBER 7, 1967 BY AND BETWEEN CHARLES F. TOMBAUGH AND ROBERT M. TOMBAUGH, EXECUTORS OF THE WILL AND ESTATE OF MURON D. TOMBAUGH, DECEASED, ACTING BY AND UNDER THE AUTHORITY OF THE ORDER OF THE PROBATE COURT OF PAWNEE COUNTY, KANSAS, MADE AND ENTERED ON NOVEMBER 7, 1967, IN CASE NO. 8703, ENTITLED "IN THE MATTER OF THE ESTATE OF MURON D. TOMBAUGH, DECEASED", AS LESSOR, AND PICKRELL DRILLING COMPANY, AS LESSEE, AND RECORDED ON NOVEMBER 21, 1967 IN BOOK M44 AT PAGE 403 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

This Amendment is made and entered into this 27 day of December, 2010, with regard to that certain Oil and Gas Lease described above and which covers the following described real property located in Pawnee County, Kansas, to-wit:

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

> The West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of said Oil and Gas Lease described above, this Amendment covers the above described property insofar and only insofar as follows, to-wit:

Ver JS
Num
Scan
Copy
Ck

> A ten-acre tract of land located in the North Half of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas, described as follows, to-wit:
>
> Beginning at the Northeast corner of the Northeast Quarter (NE/4) of Section 6, Thence West 2,640 feet; Thence South 1380 feet along said north-south property line to the point of beginning; Thence East 394.5 feet; Thence South 660 feet; Thence West 660 feet; Thence North 660 feet; Thence East 265.5 feet to the point of beginning,

the parties agree as follows:

1. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 10 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance

AMENDMENT - Page 2

as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon or production from the unit shall be treated as if such operations were upon or such productions were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay prior lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

Except for and to the extent of the provisions contained in this Amendment to the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Anita T. Achterberg

ANITA T. ACHTERBERG, individually and as Trustee of the Anita T. Achterberg Trust dated May 8, 2003

STATE OF COLORADO,
COUNTY OF Jefferson, ss:

BE IT REMEMBERED, that on this 27 day of December, 2010, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came ANITA T. ACHTERBERG, individually and as Trustee of the Anita T. Achterberg Trust dated May 8, 2003, who is personally known to me to be the same person who executed the within instrument of writing and such person duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year above written.

Susan K. Guyer

Notary Public
Susan K. Guyer

My Appointment Expires: 11-20-11

SUSAN K. GUYER NOTARY PUBLIC STATE OF COLORADO

My Commission Expires 11/20/2011

STATE OF KANSAS, PAWNEE COUNTY, SS
JACQUE SCHULZE, REGISTER OF DEEDS
Book: M117 Page: 51
Receipt #: 36037 Total Fees: $12.00
Pages Recorded: 2
Date Recorded: 9/6/2011 10:10:02 AM

AMENDMENT

TO OIL AND GAS LEASE DATED NOVEMBER 7, 1967 BY AND BETWEEN CHARLES F. TOMBAUGH AND ROBERT M. TOMBAUGH, EXECUTORS OF THE WILL AND ESTATE OF MURON D. TOMBAUGH, DECEASED, ACTING BY AND UNDER THE AUTHORITY OF THE ORDER OF THE PROBATE COURT OF PAWNEE COUNTY, KANSAS, MADE AND ENTERED ON NOVEMBER 7, 1967, IN CASE NO. 8703, ENTITLED "IN THE MATTER OF THE ESTATE OF MURON D. TOMBAUGH, DECEASED", AS LESSOR, AND PICKRELL DRILLING COMPANY, AS LESSEE, AND RECORDED ON NOVEMBER 21, 1967 IN BOOK M44 AT PAGE 403 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

This Amendment is made and entered into this 27 day of AUGUST, 2011, with regard to that certain Oil and Gas Lease described above and which covers the following described real property located in Pawnee County, Kansas, to-wit:

> The West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of said Oil and Gas Lease described above, this Amendment covers the above described property insofar and only insofar as follows, to-wit:

Ver JS
Num JS
Scan
Copy
Ck

> A ten-acre tract of land located in the North Half of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas, described as follows, to-wit:
>
> Beginning at the Northeast corner of the Northeast Quarter (NE/4) of Section 6, Thence West 2,640 feet; Thence South 1380 feet along said north-south property line to the point of beginning; Thence East 394.5 feet; Thence South 660 feet; Thence West 660 feet; Thence North 660 feet; Thence East 265.5 feet to the point of beginning,

the parties agree as follows:

1. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 10 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance

AMENDMENT - Page 2

as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon or production from the unit shall be treated as if such operations were upon or such productions were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay prior lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

Except for and to the extent of the provisions contained in this Amendment to the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

[signature] ______________________________ ______________________________
CARL SPREEN

STATE OF CALIFORNIA,
COUNTY OF KERN, ss:

BE IT REMEMBERED, that on this 27 day of AUGUST, 2011, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came CARL SPREEN THE SAME PERSON, who is/~~are~~ personally known to me to be the same person(~~s~~) who executed the within instrument of writing and such person(~~s~~) duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

[signature]
Notary Public Amrit Kaur Sandhu

My Appointment Expires: JAN 17th 2012

AMRIT KAUR SANDHU
Commission # 1787145
Notary Public - California
Kern County
My Comm. Expires Jan 17, 2012

STATE OF KANSAS, PAWNEE COUNTY, SS
JACKIE SCHULZE, REGISTER OF DEEDS
Book: M117 Page: 50
Receipt #: 36037 Total Fees: $12.00
Pages Recorded: 2
Date Recorded: 9/6/2011 10:10:01 AM

AMENDMENT

TO OIL AND GAS LEASE DATED NOVEMBER 7, 1967 BY AND BETWEEN CHARLES F. TOMBAUGH AND ROBERT M. TOMBAUGH, EXECUTORS OF THE WILL AND ESTATE OF MURON D. TOMBAUGH, DECEASED, ACTING BY AND UNDER THE AUTHORITY OF THE ORDER OF THE PROBATE COURT OF PAWNEE COUNTY, KANSAS, MADE AND ENTERED ON NOVEMBER 7, 1967, IN CASE NO. 8703, ENTITLED "IN THE MATTER OF THE ESTATE OF MURON D. TOMBAUGH, DECEASED", AS LESSOR, AND PICKRELL DRILLING COMPANY, AS LESSEE, AND RECORDED ON NOVEMBER 21, 1967 IN BOOK M44 AT PAGE 403 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

This Amendment is made and entered into this 9th day of November 2010, with regard to that certain Oil and Gas Lease described above and which covers the following described real property located in Pawnee County, Kansas, to-wit:

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

> The West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of said Oil and Gas Lease described above, this Amendment covers the above described property insofar and only insofar as follows, to-wit: This will be the pooling unit for the Tombaugh-Vaul #1-6, SW NE 6-21S, 20W.

> A ten-acre tract of land located in the North Half of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas, described as follows, to-wit:

Ver JS
Num DW
Scan DW
Cop DW
CK DW

> Beginning at the Northeast corner of the Northeast Quarter (NE/4) of Section 6, Thence West 2,640 feet; Thence South 1380 feet along said north-south property line to the point of beginning; Thence East 394.5 feet; Thence South 660 feet; Thence West 660 feet; Thence North 660 feet; Thence East 265.5 feet to the point of beginning,

Tombaugh leasehold share of landowner royalties will be 40%.

the parties agree as follows:

1. ~~Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 10 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance~~

AMENDMENT - Page 2

~~as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county~~ in ~~which the leased premises are located in order to form, to reform or to dissolve~~ a ~~unit or units~~. Operations upon or production from the unit shall be treated as if such operations were upon or such productions were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay prior lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

Except for and to the extent of the provisions contained in this Amendment to the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property. This agreement will be null and void if Tombaugh-Vand # 1-6 well is non-productive or is not drilled by December 31, 2012

Karen T. Dean
KAREN T. DEAN

STATE OF COLORADO,
COUNTY OF Arapahoe, ss:

BE IT REMEMBERED, that on this 10th day of November, 2010, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came KAREN T. DEAN __________, who is/are personally known to me to be the same person(s) who executed the within instrument of writing and such person(s) duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

[signature]
~~Notary Public~~ Mari A. Johnson

My Appointment Expires: 4-30-2012

MARI A. JOHNSON
NOTARY PUBLIC
STATE OF COLORADO

My Commission Expires 04/30/2012

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

March 17, 2011

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Saxton Family Lease**
Legal: **NE/4 19-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northeast Quarter (NE/4) of Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in three parts as follows:

1. The Base Abstract No. P-4225 covers the period of time from Entry from the United States Government to March 11, 1980 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Pawnee County Abstract Co., bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from March 11, 1980 at 8:00 o'clock a.m. to May 12, 1981 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Pawnee County Abstract Co., bonded abstracter of Pawnee County, Kansas.

3. The Supplemental Abstract No. 1-11052 covers the period of time from May 12, 1981 at 8:00 o'clock a.m. to February 14, 2011 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

SURFACE INTEREST:

Shirley Saxton	-	All Interest;

MINERAL INTEREST:

Marvin Saxton	-	One-Third Interest;
Shirley Saxton	-	One-Third Interest;
Sheldon E. Saxton and Katherine A. Saxton, Trustees of The Saxton Trust Agreement U/A/D 3-24-82	-	One-Third Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2010 and all prior years are paid in full.

2. At Entries No. 16,17, and 19 of the final Supplemental Abstract there appears the following Oil and Gas Leases, to-wit:

SHIRLEY R. SAXTON LEASE

PROPERTY COVERED:	NE/4 19-20-20, Pawnee County, Kansas
LESSORS:	Shirley R. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	December 12, 2008 in Book M111 at Page 251 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A

UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

THE SAXTON TRUST AGREEMENT LEASE

PROPERTY COVERED:	NE/4 19-20-20, Pawnee County, Kansas
LESSORS:	Sheldon E. Saxton and Katherine A. Saxton, Trustees of The Saxton Trust Agreement U/A/D 3-24-82
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 210 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

MARVIN L. SAXTON LEASE

PROPERTY COVERED:	NE/4 19-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 20, 2009 in Book M112 at Page 221 in the Office of Register of Deeds of Pawnee County, Kansas.

TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated March 16, 1978 by and between Rose E. Saxton a/k/a Rose Ella Saxton, a widow, as Lessor, to David M. Dayvault, as Lessee, and recorded on July 19, 1978 in Book M67 at Page 336 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the NE/4 of Section 19; and,
>
> Affidavit of Production from H. Gordon Beamguard, President of Geodessa Corporation, dated August 15, 1980 and recorded on August 18, 1980 in Book M73 at Page 583 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M67 at Page 336, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 11 of the Base Abstract there appears a Pipe Line Right of Way Grant from Harry H. Saxton and Rose E. Saxton, his wife, to Skelly Oil Company, a corporation, which is dated May 23, 1968 and recorded on August 19, 1968 in Book M46 at Page 259 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right of Way grants the right to

construct, operate and maintain a pipeline for the transportation of oil and/or gas on, over and across the captioned land.

b) At Entry No. 19 of the Base Abstract there appears an Assignment of Right of Way from Skelly Oil Company to Getty Oil Company, which is dated January 26, 1977 and recorded on March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

c) At Entry No. 28 of the Base Abstract there appears an Assignment and Bill of Sale from Getty Oil Company, to Getty Crude Gathering, Inc., which is dated November 1, 1978 and recorded on February 28, 1979 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

d) At Entry No. 2 of the final Supplemental Abstract there appears a Salt Water Disposal Agreement from Future Energy, Ltd., and William E. Carl-Hawn Bros., which is dated November 1, 1982 and recorded on Dec. 1, 1992 in Book M81 of OGL at Pag3 457 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is between Operator and other oil companies for the disposal of salt and mineralized waters and waste substances.

e) At Entry No. 10 of the final Supplemental Abstract there appears an Assignment of Right-of-Way from Getty Oil Company, to Texaco Trading and Transportation, Inc., which is dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the Grant shown in a) shown above.

f) At Entry No. 14 of the final Supplemental Abstract there appears a Certificate of Merger between Texaco Trading and Transportation, Inc., a Delaware Corporation, and Equilon Enterprises, LLC, which was received and filed on April 1, 1999 and recorded October 12, 1999 in Book MVV of Misc., at Page 267 in the Office of the Register of Deeds of Pawnee County, Kansas.

g) At Entry No. 15 of the final Supplemental Abstract there appears an Assignment from Equilon Enterprises LLC to Seminole Transportation and Gathering, Inc., a Delaware corporation, which is effective July 1, 2001 and recorded October 31, 2001 in Book M103 of O/G at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers and assigns all of Assignor's right, title and interest in the easements, leases, rights-of-way, etc., in the pipeline system known as the Kansas Crude Gathering System.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will

conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

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'RODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8th day of December, 2008, by and between **SHIRLEY R. SAXTON, a single person,** hereinafter called Lessor, and , **DOWNING-NELSON OIL CO., INC.,** hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Northeast Quarter (NE/4)

in **Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West,** and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

Shirley R. Saxton
SHIRLEY R. SAXTON
LESSOR

No. 20081942 Book M111 Page 251
Pawnee County, State of Kansas
R E C O R D E D

Dec 12, 2008 10:10 AM Fees $24.00

Jacque Beneize, Register of Deeds

REGISTER OF DEEDS PAWNEE COUNTY

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery, by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no wellshall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

SCHEDULE "A"

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations , to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Shirley R. Saxton
SHIRLEY R. SAXTON

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December 2008, by **SHIRLEY R. SAXTON, a single person.**

(Seal)
NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public Joan E. Molleker

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8th day of December, 2008, by and between **MARVIN L. SAXTON, a single person**, hereinafter called Lessor, and , **DOWNING-NELSON OIL CO., INC.**, hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Northeast Quarter (NE/4)

in **Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West**, and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

Marvin L. Saxton

MARVIN L. SAXTON
LESSOR

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ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal) NOTARY PUBLIC - State of Kansas JOAN E. MOLLEKER My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public- Joan E. Molleker

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ______________________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ______________________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ______________________________.

(Seal)

____
Notary Public

OIL AND GAS LEASE

No. ____________

FROM ____________________

TO ____________________

Date ____________________

State of ____________ County of ____________

Section ________ Township ________ Range ________

Number of Acres ________ Term ________

Comments:

No. 20090073 Book M112 Page 221
Pawnee County, State of Kansas
RECORDED
REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS
Jan 20, 2009 10:35 AM Fees $24.00
Jacque Schulze
Jacque Schulze, Register of Deeds

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no well shall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

SCHEDULE "A"

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Marvin L Saxton

MARVIN L. SAXTON

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal)

Notary Public - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 04-10-2009

Joan E. Molleker

Notary Public Joan E. Molleker

Ver
Num [illegible]
Scan ✓
Copy ✓
Ck ✓

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8 day of December, 2008, by and between **SHELDON E. SAXTON and KATHERINE A. SAXTON, TRUSTEES OF THE SAXTON TRUST AGREEMENT U/A/D 3-24-82**, hereinafter called Lessors, and , **DOWNING-NELSON OIL CO., INC.**, hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Northeast Quarter (NE/4)

in **Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West**, and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

THE SAXTON TRUST AGREEMENT, U/A/D 3-24-82

By: Sheldon E. Saxton, Trustee
Sheldon E. Saxton, Trustee

By: Katherine A. Saxton, Trustee
Katherine A. Saxton, Trustee
LESSORS

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF Oregon, COUNTY OF Malheur, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **SHELDON E. SAXTON AND KATHERINE A. SAXTON, TRUSTEES OF THE SAXTON TRUST AGREEMENT, U/A/D 3-24-82.**

(Seal) OFFICIAL SEAL
ROSA V THOMPSON
NOTARY PUBLIC-OREGON
COMMISSION NO. 403898
MY COMMISSION EXPIRES MARCH 20, 2010

Rosa V Thompson
Notary Public Rosa V. Thompson

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ________________, 2008, by ______________________, ______________________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ________________, 2008, by ______________________, ______________________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ________________, 2008, by ______________________, ______________________________.

(Seal)

____
Notary Public

OIL AND GAS LEASE

No. ____________________

FROM ______________________________

TO ______________________________

Date ______________________________

State of ________________ County of ________________

Section __________ Township __________ Range __________

Number of Acres __________ Term __________

Comments:

No. 20090032 Book M112 Page 210
Pawnee County, State of Kansas
RECORDED

Jan 9, 2009 10:40 AM Fees $24.00

Jacque Schulze, Register Of Deeds

REGISTER OF DEEDS
Seal
PAWNEE COUNTY KANSAS

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no well shall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

THE SAXTON TRUST AGREEMENT, U/A/D 3-24-82

By: Sheldon E. Saxton, Trustee
Sheldon E. Saxton, Trustee

By: Katherine A. Saxton, Trustee
Katherine A. Saxton, Trustee

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF ~~KANSAS~~ Oregon, COUNTY OF Malheur, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **SHELDON E. SAXTON and KATHERINE A. SAXTON, TRUSTEES OF THE SAXTON TRUST AGREEMENT, U/A/D 3-24-82.**

(Seal) OFFICIAL SEAL
ROSA V THOMPSON
NOTARY PUBLIC-OREGON
COMMISSION NO. 403898
MY COMMISSION EXPIRES MARCH 20, 2010

Rosa V. Thompson
Notary Public Rosa V. Thompson

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

January 30, 2012

SUPPLEMENTAL
DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Shirley Saxton Lease**
Legal: **NE/4 29-20-20,**
Pawnee County, KS

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northeast Quarter (NE/4) of Section Twenty-Nine (29), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in one part as follows:

1. The Base Abstract No. 1-11001 covers the period of time from Entry from the United States Government to June 9, 2011 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

2. In addition to the foregoing abstract, I have examined the records from the Office of the Register of Deeds of Pawnee County, Kansas, from June 9, 2011 at 8:00 o'clock a.m. to January 25, 2011 at 5:00 o'clock p.m.

Based upon my examination of the abstract as so extended and the records from the Office

of the Register of Deeds of Pawnee County, Kansas, I am of the opinion that title to the property in question is vested in:

Shirley R. Saxton, a single woman - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2010 and all prior years are paid in full.

2. At Entry No. 60 of the Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	NE/4 29-20-20, Pawnee County, Kansas
LESSORS:	Shirley R. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	December 12, 2008 in Book M111 at Page 252 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.
EXTENSION:	There appears of record an Affidavit for Extension of Oil and Gas Lease by Payment of Delay Rental dated December 21, 2011 and recorded on December 29, 2011in Book M118 at Page 43 in the Office of the Register of Deeds of Pawnee County, Kansas, which extends the term of the above referenced Oil and Gas Lease for the fourth and fifth years of the lease

3. I find of record numerous Oil and Gas Leases which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development

be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

SATISFACTION OF REQUIREMENT: This requirement has now been satisfied by reason of that Affidavit of Non-Production and Non-Development recorded on October 21, 2011 in Book M117 at Page 153 in the Office of the Register of Deeds of Pawnee County, Kansas.

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 50 of the Abstract there appears an Agreement between Lelia May Pelton, et al., and Lario Oil & Gas Company, which is dated December 30, 1963 and recorded on January 9, 1964 in Book M37 at Page 377 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Agreement grants the right place a tank battery on the leased premises.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I

am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

September 1, 2011

SUPPLEMENTAL
DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Carol Miller Lease**
Legal: **SE/4 20-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southeast Quarter (SE/4) of Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. 73793 covers the period of time from Entry from the United States Government to July 9, 1921 at 2:00 o'clock p.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from July 6, 1909 at 9:00 o'clock a.m. to June 23, 1926 at 1:00 o'clock p.m. at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

3. The final Supplemental Abstract which is unnumbered covers the period of time from June 23, 1926 at 1:00 o'clock p.m. to June 24, 1964 at 8:00 o'clock a.m., at which time the abstract

was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

4. In addition to the foregoing abstract I have examined the records in the Office of the Register of Deeds of Pawnee County, Kansas for the period of time from June 24, 1964 at 8:00 o'clock a.m. to August 11, 2011 at 5:00 o'clock p.m.

Based upon my examination of the abstract and records from the Office of the Register of Deeds of Pawnee County, Kansas, I am of the opinion that title to the property in question is vested in:

Carol L. Miller, subject to the inchoate rights of her husband, Paul J. Miller,	-	All Interest

SUBJECT, HOWEVER, to the following:

1. I did not examine the records of the Office of the County Treasurer and accordingly make no finding with regard to the status of real estate taxes on the captioned property.

2. I find of record the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SE/4 20-20-20, Pawnee County, Kansas
LESSORS:	P. J. Miller and Carol L. Miller, husband and wife,
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's) Kan., Okla. & Colo (12-63) Rev. B w
DATED:	July 3, 2008
RECORDED:	September 2, 2008 in Book M110 at Page 115 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The Lease provides for a delay rental in the amount of $10.00 per net mineral acre due and payable on or before July 3, 2011, in order to extend the term for the forth and fifth year of the lease.

UNUSUAL PROVISIONS: The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto).

3. The above Oil and Gas Lease was for a primary term of three years with the right to extend the Lease for an additional two years by the payment of a delay rental to the landowner on or before the date of the expiration of said Lease.

REQUIREMENT: Our file reflects that the delay rental for this Lease in order to extend the Lease for the 4th & 5th years was paid on June 7, 2011. No further requirement is made.

4. I find numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record. In addition, I find an Oil and Gas Lease dated March 2, 1980 and recorded March 6, 1980 in Book M72 at Page 314 from Carol L. Miller and P. J. Miller, her husband, as Grantors, to J. R. Cottrell, as Grantee, and an Affidavit of Production from J. A. Wilcox dated November 29, 1982 and recorded on November 30, 1982 in Book M81 at Page 450 in the Office of the Register of Deeds of Pawnee County, Kansas. This Lease apparently was continued beyond its primary term by reason of the production of oil and/or gas from the property.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

SATISFACTION OF REQUIREMENT: This requirement has now been satisfied by reason of that Affidavit of Non-Production and Non-Development dated July 26, 2011 and recorded on August 11, 2011 in Book M116 at Page 201 in the Office of the Register of Deeds of Pawnee County, Kansas.

5. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) I find of record an Easement from Carol L. Miller to The Golden Belt Telephone Association, Inc., which is dated September 20, 1999 and recorded September 28, 1999 in Book MVV at Page 260 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document grants the right to construct, operate and maintain a communications system on, over and across the captioned land.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. I find the following Wind Energy Lease and Energy Agreements, to-wit

   a) I find of record a Memorandum of Wind Park Lease, entered into as of April 15, 2010 between Carol L. Miller and Paul Miller, and DEGS Wind, I, LLC, a Delaware limited liability company, recorded on August 27, 2010 in Book MA5 at Page 49 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is given to provide for the construction, operation and maintenance of wind energy conversion systems.

REQUIREMENT: It appears that your Oil and Gas Lease on the captioned property was granted prior to the Wind Energy Lease referred to above. Accordingly, your Oil and Gas Lease has superiority to the Wind Energy Lease. However, you should be aware that Wind Energy Lease does exist. If and when improvements are made to the property by reason of the Wind Energy Lease, you should take reasonable steps not to cause damage to those improvements or in any way interfere with the Wind Energy Lease to the extent possible. Of course, if a direct conflict should arise with respect to the Wind Energy Lease, please contact me for further discussion concerning that matter.

7. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

8. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

9. This title opinion does not cover the following:

   a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

   b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

   REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may

claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

10. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

11. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

July 8, 2011

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Carol Miller Lease**
Legal: **SE/4 20-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southeast Quarter (SE/4) of Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. 73793 covers the period of time from Entry from the United States Government to July 9, 1921 at 2:00 o'clock p.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from July 6, 1909 at 9:00 o'clock a.m. to June 23, 1926 at 1:00 o'clock p.m. at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

3. The final Supplemental Abstract which is unnumbered covers the period of time from June 23, 1926 at 1:00 o'clock p.m. to June 24, 1964 at 8:00 o'clock a.m., at which time the abstract

UNUSUAL PROVISIONS: The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto).

3. I find numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record. In addition, I find an Oil and Gas Lease dated March 2, 1980 and recorded March 6, 1980 in Book M72 at Page 314 from Carol L. Miller and P. J. Miller, her husband, as Grantors, to J. R. Cottrell, as Grantee, and an Affidavit of Production from J. A. Wilcox dated November 29, 1982 and recorded on November 30, 1982 in Book M81 at Page 450 in the Office of the Register of Deeds of Pawnee County, Kansas. This Lease apparently was continued beyond its primary term by reason of the production of oil and/or gas from the property.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) I find of record an Easement from Carol L. Miller to The Golden Belt Telephone Association, Inc., which is dated September 20, 1999 and recorded September 28, 1999 in Book MVV at Page 260 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document grants the right to construct, operate and maintain a communications system on, over and across the captioned land.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. I find the following Wind Energy Lease and Energy Agreements, to-wit

a) I find of record a Memorandum of Wind Park Lease, entered into as of April 15, 2010 between Carol L. Miller and Paul Miller, and DEGS Wind, I, LLC, a Delaware limited liability company, recorded on August 27, 2010 in Book MA5 at Page 49 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is given to provide for the construction, operation and maintenance of wind energy conversion systems.

REQUIREMENT: It appears that your Oil and Gas Lease on the captioned property was granted prior to the Wind Energy Lease referred to above. Accordingly, your Oil and Gas Lease has superiority to the Wind Energy Lease. However, you should be aware that Wind Energy Lease does exist. If and when improvements are made to the property by reason of the Wind Energy Lease, you

should take reasonable steps not to cause damage to those improvements or in any way interfere with the Wind Energy Lease to the extent possible. Of course, if a direct conflict should arise with respect to the Wind Energy Lease, please contact me for further discussion concerning that matter.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will

conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

9. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

10. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Paid 620-662-3781 Pawnee Co

0081241 Book M110 Page 115

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. **B** w

OIL AND GAS LEASE

Reorder No. 09-116

THIS AGREEMENT, Entered into this the 3rd day of July 2008 between
P. J. Miller and Carol L. Miller, husband and wife,
113 S. Kent Rd., Hutchinson, KS 67501
hereinafter called lessor,
and Downing-Nelson Oil Co., Inc. , hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) and O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases) and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee , State of Kansas , and described as follows:

Southeast Quarter (SE/4)

in Section 20 , Township 20 S , Range 20 W , and containing 160 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (⅛) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (⅛) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (⅛) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (⅛) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before ~~one year~~ three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ________________ Bank at ________________, or any successor bank, the sum of Ten Dollars ($10.00) per net mineral acre ~~Dollars ($________)~~, hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

P. J. MILLER
P J Miller

CAROL L. MILLER
Carol L Miller

STATE OF KANSAS
COUNTY OF Reno

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this 3rd day of July, 2008.
by P. J. Miller and Carol L. Miller, husband and wife.

My commission expires 2-21-2011 [signature]
Notary Public
Amy White

AMY WHITE
Notary Public - State of Kansas
My Appt. Expires 2-21-2011

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____.
by ____ and ____

My commission expires ____
Notary Public

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____.
by ____ and ____

My commission expires ____
Notary Public

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____.
by ____ and ____

My commission expires ____
Notary Public

No. ____

OIL AND GAS LEASE

FROM

TO

Date ____
Section ____ Twp. ____ Rge. ____
No. of Acres ____ Term ____
____ County

No. 20081241 Book M110 Page 115
Pawnee County, State of Kansas
R E C O R D E D
Sep 2, 2008 10:40 AM Fees $16.00
[signature]
Jacque Achuiza, Register of Deeds

Register of Deeds.
By ____
When recorded, return to ____

REGISTER OF DEEDS
Seal
PAWNEE COUNTY KANSAS

STATE OF ____
COUNTY OF ____

ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)

The foregoing instrument was acknowledged before me this ____ day of ____, ____.
by ____
of ____ a ____
corporation, on behalf of the corporation.
My commission expires ____
Notary Public

ADDENDUM

This Addendum is made and entered into this 3rd day of July, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

> Southeast Quarter (SE/4) of Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of five (5) years with the first three (3) years being paid-up at the time of granting the Lease. The Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

P J Miller
P. J. MILLER

Carol L Miller
CAROL L. MILLER

STATE OF KANSAS
COUNTY OF Reno, ss:

BE IT REMEMBERED, that on this 3rd day of July, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came P. J. Miller and Carol L. Miller, husband and wife, who are personally known to me to be the same persons who executed the within instrument of writing and such persons duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Amy White
Notary Public Amy White

My Appointment Expires: 2-21-2011

AMY WHITE
Notary Public - State of Kansas
My Appt. Expires 2-21-2011

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LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

July 8, 2011

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Shirley Saxton Lease**
Legal: **NE/4 29-20-20,**
Pawnee County, KS

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northeast Quarter (NE/4) of Section Twenty-Nine (29), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in one part as follows:

1. The Base Abstract No. 1-11001 covers the period of time from Entry from the United States Government to June 9, 2011 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas..

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Shirley R. Saxton, a single woman - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2010 and all prior years are paid in full.

2. At Entry No. 60 of the Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	NE/4 29-20-20, Pawnee County, Kansas
LESSORS:	Shirley R. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	December 12, 2008 in Book M111 at Page 252 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. I find of record numerous Oil and Gas Leases which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 50 of the Abstract there appears an Agreement between Lelia May Pelton, et al., and Lario Oil & Gas Company, which is dated December 30, 1963 and recorded on January 9, 1964 in Book M37 at Page 377 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Agreement

grants the right place a tank battery on the leased premises.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and

operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

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FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8th day of December, 2008, by and between **SHIRLEY R. SAXTON, a single person**, hereinafter called Lessor, and , **DOWNING-NELSON OIL CO., INC.**, hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Northeast Quarter (NE/4)

in Section Twenty-nine (29), Township Twenty (20) South, Range Twenty (20) West, and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

Shirley R. Saxton
SHIRLEY R. SAXTON
LESSOR

No. 20081943 Book M111 Page 252
Pawnee County, State of Kansas
R E C O R D E D

Dec 12, 2008 10:10 AM Fees $24.00

Jacque Schultz, Register Of Deeds

REGISTER OF DEEDS
Seal
PAWNEE COUNTY KANSAS

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **SHIRLEY R. SAXTON, a single person.**

(Seal)

NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public
Joan E. Molleker

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

____
Notary Public

OIL AND GAS LEASE

No. ____________________

FROM ____________________

TO ____________________

Date ____________________

State of ______________ County of ______________

Section __________ Township __________ Range __________

Number of Acres __________ Term __________

Comments:

Reserved for Register of Deeds

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no wellshall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

SCHEDULE "A"

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Shirley R. Saxton
SHIRLEY R. SAXTON

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **SHIRLEY R. SAXTON, a single person.**

(Seal)

NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 01-10-2009

Joan E. Molleker
Notary Public Joan E. Molleker

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

January 4, 2011

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Basil Pelton Lease**
Legal: **NE/4 30-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northeast Quarter (NE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract which is unnumbered covers the period of time from Entry from the United States Government to March 1, 1944 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

2. The Supplemental Abstract No. 5-81250 covers the period of time from March 1, 1944 at 8:00 o'clock a.m. to December 15, 1986 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

3. The next Supplement Abstract No. 2-9020 covers the period of time from May 14,

1981 at 8:00 o'clock a.m. to February 5, 1990 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

4. The next Supplemental Abstract No. 6-90164 covers the period of time from February 5, 1990 at 8:00 o'clock a.m. to July 14, 1993 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

5. The final Supplemental Abstract No. 9-10422 covers the period of time from July 14, 1993 at 8:00 o'clock a.m. to October 5, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

SURFACE RIGHTS:

Basil L. Pelton - All Interest

MINERAL RIGHTS:

Basil L. Peltonand Jami D. Pelton, husband and wife	-	1/3rd Interest;
*Galen H. Pelton and Robin L. Pelton, husband and wife	-	1/3rd Interest:
*Jolene D. McCoy and Bradley D. McCoy, wife and husband	-	1/3rd Interest.

*The above mineral interest arises by reason of that certain Term Cross Conveyance Mineral Deed dated January 1, 2010 and recorded on March 23, 2010 in Book 84 at Page 115 in the Office of the Register of Deeds of Pawnee County, Kansas, by and between Basil L. Pelton and Jami D. Pelton, husband and wife, as "Grantors"; and, Galen H. Pelton and Robin L. Pelton, husband and wife; and, Jolene D. McCoy and Bradley D. McCoy, wife and husband, as "Grantees." Pursuant to such Cross Conveyance and Mineral Deed the oil, gas and other minerals located in, on and under the above described real property are divided as shown. The interest of Galen H. Pelton and Robin L. Pelton; and, Jolene D. McCoy and Bradley D. McCoy, are for a term of 15 years from January 1, 2010, and for so long thereafter as oil, gas or other minerals are produced from the property or the property is being developed or operated for the production of oil, gas and other minerals. Upon termination of the term interest of said parties, all reversionary rights are held by Basil L. Pelton and Jami D. Pelton, his wife.

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 16 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	NE/4 30-20-20, Pawnee County, Kansas
LESSORS:	Basil Pelton
LESSEE:	Forrest S. Woodside
FORM:	Form 88- (Producer's Special) (PAID-UP) 63U (Rev. 1993)
DATED:	June 23, 2008
RECORDED:	October 14, 2008 in Book M110 at Page 186 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	None (See copy of Oil and Gas Lease attached).
ASSIGNMENT:	There appears at Entry No. 18 of the Final Supplemental Abstract an Assignment of Oil and Gas Lease from Forrest S. Woodside to G. L. Allison Oil Operations, Inc., wherein the Grantor retained 5% of 8/8 ORRI. At Entry No. 19 there appears an Assignment of ORRI from Forrest Woodside to David R. Spare conveying a 2.5% of 8/8 ORRI. At Entry No. 21 there appears an Assignment from G. L. Allison Oil Operations, Inc., to Downing-Nelson Oil Co., Inc., which conveys all working interest in the above referenced Oil and Gas Lease subject to the 5% ORRI.

RATIFICATION: There appears at Entry No. 21 of the final Supplemental Abstract there appears a Ratification of Oil and Gas Leases wherein Basil Pelton a/k/a Basil L. Pelton and Jami D. Pelton, husband and wife, ratify the above referenced Oil and Gas Lease recorded in Book M110 at Page 186 of the Register of Deeds of Pawnee County, Kansas.

3. I find of record numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. At Entry No. 23 of Supplemental Abstract No. 9-10422 there appears a Term Cross Conveyance Mineral Deed effective January 1, 2010 and recorded on August 31, 2010 in Book 84 in Page 329 in the Office of the Register of Deeds of Pawnee County, Kansas, by and between Gary R. Pelton and Donna Lynn Pelton, husband and wife, as "Grantors"; and Lynn E. Pelton and Sue Pelton, husband and wife, as "Grantees." Such Term Cross Conveyance Mineral Deed purports to divide the oil, gas and other minerals located in, on and under and that may be produced from the above described property between the Grantors and the Grantees as stated. However, there is no indication in the records that either the Grantors or the Grantees have ever acquired any interest in this property.

REQUIREMENT: I require that appropriate documentation be obtained from the parties stated above to document their ownership of any interest in the said minerals, or in the alternative, to disclaim any interest that they may have to said minerals by reason of said Term Cross Conveyance Mineral Deed.

5. At Entry No. 17 of the Final Supplemental Abstract there appears a Real Estate Mortgage dated December 1, 2008 and recorded December 4, 2008 in Book MG/205 at Page 44 in the Office of the Register of Deeds of Pawnee County, Kansas, from Basil L. Pelton and Jami D. Pelton, his wife, to The Nekoma State Bank. This Mortgage is in the principal amount of $64,000.00 and constitute first and prior lien on the property.

REQUIREMENT: I require that the above described Mortgage be satisfied and released of record, or in the alternative that a subordination agreement be obtained from the mortgagee and placed of record in the Office of the Register of Deeds of Pawnee County, Kansas, prior to your beginning development operations on the property.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules

and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*.

I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

9. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

10 This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 — (PRODUCER'S SPECIAL) (PAID-UP)

63U (Rev. 1993)

Recorder No. 09-115

Kansas Blue Print

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 23rd day of June, 2008

by and between Basil Pelton

whose mailing address is 17420 East 80th North, Owasso, Ok. 74055 hereinafter called Lessor (whether one or more),

and Forrest S. Woodside

, hereinafter caller Lessee:

Lessor, in consideration of Ten and more Dollars ($ 10.00+) in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the lessee herein contained, hereby grants, leases and lets exclusively unto lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases, and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines, and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after-acquired interest, therein situated in County of Pawnee State of Kansas described as follows to-wit:

TheNorthEast Quarter (NE/4)

In Section 30 , Township 20 Range 20 and containing 160 acres, more or less, and all accretions thereto.

Subject to the provisions herein contained, this lease shall remain in force for a term of 3 years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor, free of cost, in the pipe line to which lessee may connect wells on said land, the equal one-eighth (⅛) part of all oil produced and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (⅛), at the market price at the well, (but, as to gas sold by lessee, in no event more than one-eighth (⅛) of the proceeds received by lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, lessee may pay or tender as royalty One Dollar ($1.00) per year per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of the preceding paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the lessee shall commence to drill a well within the term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said lessor only in the proportion which lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for lessee's operation thereon, except water from the wells of lessor.

When requested by lessor, lessee shall bury lessee's pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of lessor.

Lessee shall pay for damages caused by lessee's operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof, and the undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

Lessee, at its option, is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as to promote the conservation of oil, gas or other minerals in and under and that may be produced from said premises, such pooling to be of tracts contiguous to one another and to be into a unit or units not exceeding 40 acres each in the event of an oil well, or into a unit or units not exceeding 640 acres each in the event of a gas well. Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall receive on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage so pooled in the particular unit involved.

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

No. 20081466 Book M110 Page 186
Pawnee County, state of Kansas
RECORDED

Oct 14, 2008 4:40 PM Fees $12.00

Jacque Schulze, Register of Deeds

Ver TL
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IN WITNESS WHEREOF, the undersigned execute this instrument as of the day and year first above written.

Witnesses:

x [signature]

Ver JS
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ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned, G.L. ALLISON OIL OPERATIONS, INC., hereinafter called "ASSIGNOR" for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over unto DOWNING-NELSON OIL CO., INC., hereinafter called "ASSIGNEE", the entire working interest in and to the following described Oil and Gas Leases as described on Exhibit "A" attached hereto and made a part hereof by reference, together with the rights incident thereto and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

The working interest assigned in the above leases, in addition to the landlord's royalty interest, are subject to a 5% of 8/8ths overriding royalty interest in each of the leases herein assigned.

This Assignment is subject to the terms and conditions of the above described oil and gas leases.

This Assignment is made without warranty of title, either express or implied, and is in effect the 1st day of May, 2009.

EXECUTED this 6 day of April, 2009.

REGISTER OF DEEDS PAWNEE COUNTY KANSAS Seal

STATE OF KANSAS, PAWNEE COUNTY, SS
JACQUE SCHULZE, REGISTER OF DEEDS
Book: M113 Page: 68
Receipt #: 32122 Total Fees: $16.00
Pages Recorded: 3
Date Recorded: 5/11/2009 10:05:00 AM

G.L. ALLISON OIL OPERATIONS, INC.

By [signature]
G.L. ALLISON, President

STATE OF KANSAS, COUNTY OF BARTON, ss:

BE IT REMEMBERED that on this 6 day of April, 2009, before me, the undersigned, a notary public in and for the County and State aforesaid, came G.L. Allison, in his representative capacity as President of G.L. Allison Oil Operations, Inc., who is personally known to me to be the same person who executed the foregoing instrument of writing, and duly acknowledged the execution of the same.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

7-28-09
MY APPOINTMENT EXPIRES

[signature]
NOTARY PUBLIC Michele L. Meier

MICHELE L. MEIER
NOTARY PUBLIC
STATE OF KANSAS
My Appt. Exp. 7/28/09

as5724.wpd

EXHIBIT "A"

LEASE A:

Oil and gas lease dated June 23, 2008, from Basil Pelton, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 186, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Northeast Quarter (NE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE B:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October14, 2008, in Book M110, Page 178, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Northwest Quarter (NW/4) of Section Thirty-two (32), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE C:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October14, 2008, in Book M110, Page 179, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southwest Quarter (SW/4) of Section Thirty-one (31), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE D:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 180, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Northeast Quarter (NE/4) of Section Thirty-one (31), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE E:
Oil and gas lease dated June 23, 2008, from Lelia Pelton, widow, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 181, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southeast Quarter (SE/4) of Section Twenty-nine (29), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE F:
Oil and gas lease dated June 23, 2008, from Jolene McCoy, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 182, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southwest Quarter (SW/4) of Section Twenty-nine (29), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE G:
Oil and gas lease dated June 23, 2008, from Galen Pelton, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 183, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southwest Quarter (SW/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE H:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October14, 2008, in Book M110, Page 184, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southeast Quarter (SE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE I:

Oil and Gas Lease dated July 8, 2008, from Patricia A. Birzer, Lessor, to David R. Spare, Lessee, recorded October 14, 2008, in Book M110, Page 185, in the Office of the Register of Deeds, Pawnee County, Kansas, covering the following described land, to-wit:
Northeast Quarter (NE/4) of Section Thirty-two (32), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing a 160 acres more or less.

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

November 22, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Franz Trust Lease**
Legal: **NW/4 19-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northwest Quarter (NW/4) of Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. 461 covers the period of time from Entry from the United States Government to August 22, 1967 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by W. Wayne Wilson, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from August 22, 1967 at 8:00 o'clock a.m. to April 4, 1980 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Pawnee County Abstract Co., bonded abstracter of Pawnee County, Kansas.

3. The final Supplemental Abstract No. 9-10423 covers the period of time from April

4, 1980 at 8:00 o'clock a.m. to October 5, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Virgil Ralph Franz, as Trustee of the
Virgil Ralph Franz Trust dated June 4, 2004 - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 8 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	NW/4 19-20-20, Pawnee County, Kansas
LESSORS:	Virgil Ralph Franz, Trustee of the Virgil Ralph Franz Trust dated 6-4-2004
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	November 28, 2008
RECORDED:	February 5, 2009 in Book M112 at Page 236 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. Pursuant to the abstract of title it appears that the title to the property described hereinabove is vested in the name of Ralph M. Franz and Myrtle B. Franz, husband and wife. There is no conveyance from the said Ralph M. Franz and Myrtle B. Franz to Virgil Ralph Franz.

REQUIREMENT: I require that appropriate documentation be provided to show that the property was in fact transferred from Ralph M. Franz and Myrtle B. Franz to Virgil Ralph Franz and that such documentation be added to the abstract.

PARTIAL SATISFACTION OF REQUIREMENT: I HAVE RECEIVED FROM THE DISTRICT COURT OF PAWNEE COUNTY, KANSAS, A COPY OF THE JOURNAL ENTRY OF FINAL SETTLEMENT FROM THE MYRTLE B. FRANZ ESTATE, CASE NO. 99-P-18. THE JOURNAL ENTRY OF FINAL SETTLEMENT IS DATED NOVEMBER 3, 1999. PURSUANT TO SAID JOURNAL ENTRY OF FINAL SETTLEMENT THE DECEDENT OWNED AN UNDIVIDED ONE-HALF INTEREST IN LOTS ONE AND TWO AND THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION NINETEEN (19), TOWNSHIP TWENTY (20) SOUTH, RANGE TWENTY (20) WEST OF THE 6TH P.M., PAWNEE COUNTY, KANSAS, IS ASSIGNED TO RALPH M. FRANZ AS LIFE TENANT, VIRGIL FRANZ, REMAINDERMAN.

I HAVE RECEIVED FROM THE DISTRICT COURT OF PAWNEE COUNTY, KANSAS, A COPY OF THE JOURNAL ENTRY OF FINAL SETTLEMENT FROM THE RALPH M. FRANZ ESTATE, CASE NO. 04-PR-24. THE JOURNAL ENTRY OF FINAL SETTLEMENT IS DATED OCTOBER 7, 2004. PURSUANT TO SAID JOURNAL ENTRY OF FINAL SETTLEMENT THE DECEDENT OWNED THE ABOVE REFERENCED PROPERTY WHICH PASSES TO VIRGIL FRANZ.

ACCORDINGLY, BY REASON OF THE ABOVE PROBATE PROCEEDINGS, ALL INTEREST IN THE ABOVE DESCRIBED REAL PROPERTY IS NOW VESTED IN THE NAME OF VIRGIL FRANZ UPON THE DEATH OF MYRTLE B. FRANZ AND RALPH M. FRANZ.

THE ABSTRACT WILL BE RETURNED TO THE ABSTRACTER TO UPDATE AND INCLUDE THE ABOVE REFERENCED PROBATE PROCEEDINGS

4. Subject to the above referenced requirements, title to the property covered by this examiner is vested in the name of Virgil Ralph Franz.

REQUIREMENT: The abstract contains no entries showing the above referenced property being conveyed from Virgil Ralph Franz to Virgil Ralph Franz, Trustee of the Virgil Ralph Franz Trust dated June 4, 2004. However, at the request of this examiner the abstracter has reviewed the records of the Register of Deeds of Pawnee County, Kansas, and located that certain Deed dated February 16, 2007 and recorded February 20, 2007 in Book D81 at Page 369 in the Office of the Register of Deeds of Pawnee County, Kansas.

PARTIAL SATISFACTION OF REQUIREMENT: THIS REQUIREMENT HAS BEEN SATISFIED BY REASON OF THAT CERTAIN KANSAS WARRANTY DEED DATED FEBRUARY 16, 2007 BY AND BETWEEN VIRGIL RALPH FRANZ AND BARBARA ANN FRANZ, HUSBAND AND WIFE, AS GRANTORS, TO VIRGIL RALPH FRANZ, AS TRUSTEE OF THE VIRGIL RALPH FRANZ TRUST DATED JUNE 4, 2005, AND RECORDED ON FEBRUARY 20,2 007 IN BOOK D81 AT PAGE 369 IN THE OFFICE OF THE REGISTER OF DEEDS OF PAWNEE COUNTY, KANSAS.

THE ABSTRACT WILL BE RETURNED TO THE ABSTRACTER TO UPDATE AND INCLUDE THE ABOVE REFERENCED DEED TO THE ABSTRACT.

5. I find numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record. In addition, I find an Oil and Gas Lease dated June 15, 1964 and recorded on June 25, 1964 in Book M38 at Page 319 from Ralph M. Franz and Myrtle E. Franz, his wife, as Grantors, to Emmett J. Bauer, as Grantees, and an Affidavit of Production from Herbert Beardmore dated December 27, 1967 and recorded on January 12, 1968 in Book M45 at Page 67 in the Office of the Register of Deeds of Pawnee County, Kansas. This Lease apparently was continued beyond its primary term by reason of the production of oil and/or gas from the property.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

6. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 8 of the first Supplemental Abstract there appears a Pipe Line Right of Way Grant from Ralph Franz and Myrtle Franz, his wife, to Skelly Oil Company, a corporation, which is dated March 8, 1968 and recorded on March 8, 1968 in Book M45 at Page 323 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right of Way grants the right to construct, operate and maintain a pipeline for the transportation of oil and/or gas on, over and across the captioned land.

b) At Entry No. 15 of the first Supplemental Abstract there appears an Assignment of Right of Way from Skelly Oil Company to Getty Oil Company, which is dated January 26, 1977 and recorded on March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

c) At Entry No. 5 of the final Supplemental Abstract there appears an Assignment of Rights-of-Way from Getty Oil Company, to Texaco Trading and Transportation, Inc., which is dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the Grant shown in a) shown above.

d) At Entry No. 6 of the final Supplemental Abstract there appears a Certificate of Merger which was received and filed in the Office of the Secretary of State, State of Delaware on April 1, 1999, and recorded on October 12, 1999

wherein merges Texaco Trading and Transportation Inc., a Delaware corporation, with and into Equilon Enterprises LLC.

e) At Entry No. 7 of the final Supplemental Abstract there appears an Assignment from Equilon Enterprises LLC to Seminole Transportation and Gathering, Inc., a Delaware corporation, which is effective July 1, 2001 and recorded October 31, 2001 in Book M103 of O/G at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers and assigns all of Assignor's right, title and interest in the easements, leases, rights-of-way, etc., in the pipeline system known as the Kansas Crude Gathering System.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

7. I find the following Wind Energy Lease and Energy Agreements, to-wit

a) At Entry No. 10 of the final Supplemental Abstract there appears a Memorandum of Wind Park Lease, entered into as of April 15, 2010 between Virgil Ralph Franz Revocable Trust , Virgil Ralph Franz, Trustee, and DEGS Wind, I, LLC, a Delaware limited liability company, recorded on August 27, 2010 in Book MA5 at Page 39 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is given to provide for the construction, operation and maintenance of wind energy conversion systems.

REQUIREMENT: It appears that your Oil and Gas Lease on the captioned property was granted prior to the Wind Energy Lease referred to above. Accordingly, your Oil and Gas Lease has superiority to the Wind Energy Lease. However, you should be aware that Wind Energy Lease does exist. If and when improvements are made to the property by reason of the Wind Energy Lease, you should take reasonable steps not to cause damage to those improvements or in any way interfere with the Wind Energy Lease to the extent possible. Of course, if a direct conflict should arise with respect to the Wind Energy Lease, please contact me for further discussion concerning that matter.

8. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

9. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not

sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

10. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or

filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

11. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

12. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF ~~KANSAS~~ Texas, COUNTY OF Wood, SS:

The foregoing instrument was acknowledged before me this 28th day of November, 2008, by **VIRGIL RALPH FRANZ, TRUSTEE OF THE VIRGIL RALPH FRANZ TRUST** dated 6-4-2004.

B. J. CARR
NOTARY PUBLIC
STATE OF TEXAS
My Commission Expires July 31, 2012

B. J. Carr
Notary Public B. J. Carr

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

Notary Public

OIL AND GAS LEASE

No. ____________

FROM ____________________

TO ____________________

Date ____________________

State of ____________ County of ____________

Section ________ Township ________ Range ________

Number of Acres ________ Term ________

Comments:

Reserved for Register of Deeds

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

SCHEDULE "A"

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no well shall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

SCHEDULE "A"

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

[signature]
VIRGIL RALPH FRANZ, TRUSTEE OF THE
VIRGIL RALPH FRANZ TRUST dated 6-4-2004

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF ~~KANSAS~~ TEXAS, COUNTY OF WOOD, SS:

The foregoing instrument was acknowledged before me this 28th day of November, 2008, by **VIRGIL RALPH FRANZ, TRUSTEE OF THE VIRGIL RALPH FRANZ TRUST** dated 6-4-2004.

(Seal) B. J. CARR
NOTARY PUBLIC
STATE OF TEXAS
My Commission Expires July 31, 2012

[signature]
Notary Public B. J. Carr

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

May 10, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Kim Miller Lease**
Legal: **NW/4 20-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northwest Quarter (NW/4) of Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract which is unnumbered covers the period of time from Entry from the United States Government to March 18, 1964 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

2. The Supplemental Abstract No. 2-10118 covers the period of time from March 18, 1964 at 8:00 o'clock a.m. to March 18, 1968 at 8:00 o'clock a.m., and from June 18, 1971 at 8:00 o'clock a.m. to April 2, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

SURFACE RIGHTS:		
Kim Miller	-	All Interest
MINERAL RIGHTS:		
Kim Miller	-	One-Half Interest:
Steve Miller, for a term of 40 years from September 30, 1983 and for so long thereafter as there is production of oil or gas, if there is no production at that time said one-half interest with revert to Kim Miller	-	One-Half Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 8 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	NW/4 20-20-20, Pawnee County, Kansas
LESSORS:	Kim Allen Miller and Peggy Miller, husband and wife,
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's) Kan., Okla. & Colo. (12-63) Rev. B w
DATED:	September 9, 2008
RECORDED:	September 23, 2008 in Book M110 at Page 150 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The lease provides for a delay rental in the amount of $5.00 per net mineral acre due and payable on or

before September 9, 2011, in order to extend the term for the fourth year of the Lease.

UNUSUAL PROVISIONS: The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto.

3. At Exhibit A of the final Supplement Abstract appears an abstract of the probate proceedings in the District Court of Pawnee County, Kansas, Case No. 82-P-24, in the Matter of the Estate of George M. Miller, Deceased. The Journal Entry of Final Settlement provides that Kim Miller inherits the NW/4 of Section 20-20-20. However, that provision is subject to certain conditions which concern the mineral interest on the NW/4 of Section 20 and on the NE/4 of Section 33. Those minerals are to be shared by Kim Miller and Steve Miller, sons of the decedent, until the succession of production on the property. Furthermore, a Stipulation and Agreement was entered into by and between Kim Miller and Steven Miller which appears as an attachment to the Journal Entry of Final Settlement. That Agreement also makes further provisions concerning the mineral interests.

REQUIREMENT: I require that a Ratification of Oil and Gas Lease be obtained from Steve Miller to be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas.

4. I find of record numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any

improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. B W

OIL AND GAS LEASE

Reorder No. 09-116

Kansas Blue Print
700 S. Broadway PO Box 793
Wichita, KS 67201-0793
316-264-9344 - 264-5165 fax
www.kbp.com - kbp@kbp.com

THIS AGREEMENT, Entered into this the 9th day of September, 2008 between Kim Allen Miller and Peggy Miller, husband and wife, 505 W. 1st, Caldwell, KS 67022 hereinafter called lessor, and Downing-Nelson Oil Co., Inc., hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) & O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

Northwest Quarter (NW/4)

in Section 20, Township 20 S, Range 20 W, and containing 160 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (1/8) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (1/8) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (1/8) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (1/8) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ______ Bank at ______, or any successor bank, the sum of Five Dollars ($5.00) per net mineral acre Dollars ($______), hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

KIM ALLEN MILLER	PEGGY MILLER

STATE OF KANSAS
COUNTY OF Sumner
The foregoing instrument was acknowledged before me this 9th day of September, 2008,
by Kim Allen Miller and Peggy Miller,
husband and wife.

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

My commission expires 5-16-2010

AMY L. FUTHEY
Notary Public - State of Kansas
My Appt. Expires 5-16-2010

Amy L. Futhey
Notary Public
Amy L. Futhey

STATE OF ______
COUNTY OF ______
The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______ and ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

My commission expires ______
Notary Public

STATE OF ______
COUNTY OF ______
The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______ and ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

My commission expires ______
Notary Public

STATE OF ______
COUNTY OF ______
The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______ and ______

ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)

My commission expires ______
Notary Public

No. ______

OIL AND GAS LEASE

FROM ______

TO ______

Date ______
Section ______ Twp. ______ Rge. ______
No. of Acres ______ Term ______
County ______

STATE OF ______

No. 20081340 Book M110 Page 150
Pawnee County, State of Kansas
RECORDED
Sep 23, 2008 10:00 AM Fees $16.00
Jacque Schulze
Jacque Schulze, Register of Deeds

By ______
When recorded, return to ______

Ver JL
Num 55
Scan JL
Copy JL
Ck

STATE OF ______
COUNTY OF ______
The foregoing instrument was acknowledged before me this ______ day of ______, ______,
by ______
of ______ a ______
corporation, on behalf of the corporation.

ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)

My commission expires ______
Notary Public

ADDENDUM

This Addendum is made and entered into this 9 day of September, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

> Northwest Quarter (NW/4) of Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of five (5) years with the first three (3) years being paid-up at the time of granting the Lease. The Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

KIM ALLEN MILLER

PEGGY MILLER

STATE OF KANSAS
COUNTY OF Sumner, ss:

BE IT REMEMBERED, that on this 9th day of September, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came Kim Allen Miller and Peggy Miller, husband and wife, who are personally known to me to be the same persons who executed the within instrument of writing and such persons duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

AMY L. FUTHEY
Notary Public - State of Kansas
My Appt. Expires 5-16-2010

Notary Public Amy L. Futhey

My Appointment Expires: 5-16-2010

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

November 4, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Marvin Saxton Lease**
Legal: **NW/4 30-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Northwest Quarter (NW/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract No. 8-95268 covers the period of time from Entry from the United States Government to November 17, 1995 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract No. 10-10449 covers the period of time from November 17, 1995 at 8:00 o'clock a.m. to October 5, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Marvin L. Saxton, a single person - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 2 of the Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	NW/4 30-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 206 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. I find of record numerous Oil and Gas Leases which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property

covered, of record, to-wit:

a) At Entry No. 34 of the Base Abstract there appears a Right of Way Grant from Daisy Pearl Beltz, et al., to Skelly Oil Company, a corporation, which is dated December 28, 1967 and recorded on March 8, 1968 in Book M45 at Page 332 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right of Way grants the right to construct, operate and maintain a pipeline for the transportation of oil and/or gas on, over and across the captioned land.

b) At Entry No. 35 of the Base Abstract there appears an Assignment of Rights of Way from Skelly Oil Company to Getty Oil Company, which is dated January 26, 1977 and recorded on March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

c) At Entry No. 36 of the Base Abstract there appears an Assignment and Bill of Sale from Getty Oil Company, to Getty Crude Gathering, Inc., which is dated November 1, 1978 and recorded on February 28, 1979 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

d) At Entry No. 37 of the Base Abstract there appears an Assignment of Rights-of-Way from Getty Oil Company, to Texaco Trading and Transportation, Inc., which is dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the Grant shown in a) shown above.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud

pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings

and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8th day of December, 2008, by and between **MARVIN L. SAXTON, a single person,** hereinafter called Lessor, and , **DOWNING-NELSON OIL CO., INC.,** hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Northwest Quarter (NW/4)

in **Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West,** and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder. and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

20090028 Book M112 Page 206
Pawnee County, State of Kansas
RECORDED

Jan 9, 2009 10:40 AM Fees $24.00

Jacque Schulze, Register of Deeds

Marvin L. Saxton

MARVIN L. SAXTON
LESSOR

Ver ✓
Num
Scan ✓
Copy
Ck ✓

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal) NOTARY PUBLIC - State of Kansas JOAN E. MOLLEKER My Appt. Exp. 04-12-2009

Joan E. Molleker
Notary Public Joan E. Molleker

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of _______________, 2008, by ____________________, ____________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of _______________, 2008, by ____________________, ____________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of _______________, 2008, by ____________________, ____________________.

(Seal)

____
Notary Public

OIL AND GAS LEASE

No. ____________________

FROM ____________________

TO ____________________

Date ____________________

State of ____________________ County of ____________________

Section __________ Township __________ Range __________

Number of Acres __________ Term __________

Comments:

Reserved for Register of Deeds

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no wellshall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Marvin L. Saxton

MARVIN L. SAXTON

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal)

NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 01-10-2009

Joan E. Molleker

Notary Public Joan E. Molleker

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

May 12, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Ferne Miller Lease**
Legal: **SE/4 17-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southeast Quarter (SE/4) of Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in five parts as follows:

1. The Base Abstract No. 2-10117 covers the period of time from Entry from the United States Government to December 13, 1937 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

2. The next Supplemental Abstract No. 1A covers the period of time from December 13, 1937 at 10:00 o'clock a.m. to February 23, 1944 at 3:00 o'clock p.m. at which time the abstract was certified to and extended by Emil W. Kaiser, bonded abstracter of Pawnee County, Kansas.

3. The next Supplemental Abstract which is unnumbered covers the period of time from

FORM:	Form 88- (Producers) Kan., Okla. & Colo. (12-63) Rev. B w
DATED:	July 11, 2008
RECORDED:	September 2, 2008 in Book M110 at Page 114 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The lease provides for a delay rental in the amount of $5.00 per net mineral acre due and payable on or before July 11, 2011, in order to extend the term for the fourth year of the lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto

3. At Exhibit A of the final Supplement Abstract appears an abstract of the probate proceedings in the District Court of Pawnee County, Kansas, Case No. 82-P-24, in the Matter of the Estate of George M. Miller, Deceased. The Journal Entry of Final Settlement provides that Steve Miller inherits the NW/4 of Section 33-20-20. However, that provision is subject to certain conditions which concern the mineral interest on the NW/4 of Section 33. Those minerals are to be shared by Kim Miller and Steve Miller, sons of the decedent, until the succession of production on the property. Furthermore, a Stipulation and Agreement was entered into by and between Kim Miller and Steven Miller which appears as an attachment to the Journal Entry of Final Settlement. That Agreement also makes further provisions concerning the mineral interests.

REQUIREMENT: I require that a Ratification of Oil and Gas Lease be obtained from Steve Miller to be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas.

4. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated February 21, 1970 by and between George M. Miller and Ferne E. Miller, his wife, as Lessors, to J. Fred Hambright, as Lessee, and recorded on March 31, 1970 in Book M/49 at Page 402 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the SE/4 of Section 17; and,

Affidavit of Production from Lloyd K. Parrish, Jr., recorded on March 3, 1972 in Book M/53 at Page 285 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M/49 at Page 402, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may

claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. **B** w

OIL AND GAS LEASE

Reorder No. 09-116

THIS AGREEMENT, Entered into this the 11th day of July, 2008 between Ferne Miller, a single person, life estate; Kim Allen Miller, as remainderman, and Peggy Miller, his wife, hereinafter called lessor, and Downing-Nelson Oil Co., Inc., hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) & O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

Southeast Quarter (SE/4)

in Section 17, Township 20 S, Range 20 W, and containing 160 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (1/8) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (1/8) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (1/8) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (1/8) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ______ Bank at ______, or any successor bank, the sum of Five Dollars ($5.00) per net mineral acre Dollars ($______), hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

Ferne Miller
FERNE MILLER

Kim Allen Miller
KIM ALLEN MILLER

Peggy Miller
PEGGY MILLER

ADDENDUM

This Addendum is made and entered into this 11th day of July, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

> Southeast Quarter (SE/4) of Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of five (5) years with the first three (3) years being paid-up at the time of granting the Lease. The Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Ferne Miller
FERNE MILLER

Kim Allen Miller
KIM ALLEN MILLER

Peggy Miller
PEGGY MILLER

STATE OF KANSAS
COUNTY OF Pawnee, ss:

BE IT REMEMBERED, that on this 11 day of July, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came Ferne Miller, a single person, life estate; ~~Kim Allen Miller as remainderman and Peggy Miller, his wife~~, who are personally known to me to be the same persons who executed the within instrument of writing and such persons duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Cathy Griffie
Notary Public Cathy Griffie

My Appointment Expires: 3-1-2009

CATHY GRIFFIE
State of Kansas
My Appt. Exp. 3-1-2009

Ver DL
Num DL
Scan DL
Copy J
Ck DL

State of Kansas
County of Sumner,ss:

Be it remembered that on this 18th day of July,2008 before me the undersigned a Notary Public in and for the state aforesaid came Kim Allen Miller as remainderman and Peggy Miller his wife, who are personally known to me to be the same persons who executed the within instrument of writing and such persons duly acknowledged the executed of the same

In witness whereof , I have hereunto set my hand and offical seal, on the day and year last above written.

AMY L. FUTHEY
Notary Public - State of Kansas
My Appt. Expires 5-16-2010

Amy L. Futhey
Notary Public
Amy L. Futhey

Ny appointment expires: 5-16-2010

BK.M110 Pg.114

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Gregory E. Saindon Phone # 785-726-3129 *Olavee F. Raub*
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

November 4, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Marvin Saxton Lease**
Legal: **SE/4 18-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southeast Quarter (SE/4) of Section Eighteen (18), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract No. 11/03/78-8 covers the period of time from Entry from the United States Government to April 20, 1982 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Pawnee County Abstract Company, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract No. 10-10448 covers the period of time from April 20, 1982 at 8:00 o'clock a.m. to October 5, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Marvin L. Saxton, a single person - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 10 of the Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SE/4 18-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 206 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. I find of record numerous Oil and Gas Leases which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property

covered, of record, to-wit:

a) At Entry No. 15 of the Base Abstract there appears a Right of Way Grant from W. L. Pucket et ux, to Skelly Oil Company, a corporation, which is dated May 22, 1968 and recorded on August 19, 1968 in Book M46 at Page 258 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right of Way grants the right to construct, operate and maintain a pipeline for the transportation of oil and/or gas on, over and across the captioned land.

b) At Entry No. 18 of the Base Abstract there appears an Assignment of Rights of Way from Skelly Oil Company to Getty Oil Company, which is dated January 26, 1977 and recorded on March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

c) At Entry No. 26 of the Base Abstract there appears an Assignment and Bill of Sale from Getty Oil Company, to Getty Crude Gathering, Inc., which is dated November 1, 1978 and recorded on February 28, 1979 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

d) At Entry No. 7 of the Supplemental Abstract there appears an Assignment of Rights-of-Way from Getty Oil Company, to Texaco Trading and Transportation, Inc., which is dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the Grant shown in a) shown above.

e) At Entry No. 8 of the Supplemental Abstract there appears a Certificate of Merger which was received and filed in the Office of the Secretary of State, State of Delaware on April 1, 1999, and recorded on October 12, 1999 wherein merges Texaco Trading and Transportation Inc., a Delaware corporation, with and into Equilon Enterprises LLC.

f) At Entry No. 9 of the Supplemental Abstract there appears an Assignment from Equilon Enterprises LLC to Seminole Transportation and Gathering, Inc., a Delaware corporation, which is effective July 1, 2001 and recorded October 31, 2001 in Book M103 of O/G at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers and assigns all of Assignor's right, title and interest in the easements, leases, rights-of-way, etc., in the pipeline system known as the Kansas Crude Gathering System.

REQUIREMENT: In connection with your oil exploration activities on the property in

question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion

does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

March 9, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Lelia Pelton Lease**
Legal: **SE/4 29-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southeast Quarter (SE/4) of Section Twenty-Nine (29), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract which is unnumbered covers the period of time from Entry from the United States Government to May 12, 1948 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

2. The Supplemental Abstract which is unnumbered covers the period of time from May 12, 1948 at 8:00 o'clock a.m. to March 2, 1964 at 9:00 o'clock a.m. at which time the abstract was certified to and extended by Wilson Abstract Co., bonded abstracter of Pawnee County, Kansas.

3. The next Supplement Abstract which is unnumbered covers the period of time from March 2, 1964 at 9:00 o'clock a.m. to May 14, 1964 at 9:00 o'clock a.m., at which time the abstract

was certified to and extended by Wilson Abstract Co., bonded abstracter of Pawnee County, Kansas.

4. The next Supplemental Abstract No. 2-85139 covers the period of time from May14, 1964 at 9:00 o'clock a.m. to February 20, 1985 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

5. The next Supplemental Abstract No. 1-10076 covers the period of time from February 20, 1985 at 8:00 o'clock a.m. to February 4, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Lelia May Pelton - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 5 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SE/4 29-20-20, Pawnee County, Kansas
LESSORS:	Lelia Pelton (widow)
LESSEE:	Forrest S. Woodside
FORM:	Form 88- (Producer's Special) (PAID-UP) 63U (Rev. 1993)
DATED:	June 23, 2008
RECORDED:	October 14, 2008 in Book M110 at Page 181 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A

UNUSUAL PROVISIONS: None (See copy of Oil and Gas Lease attached).

ASSIGNMENT: There appears at Entry No. 6 of the Final Supplemental Abstract an Assignment of Oil and Gas Lease from Forrest S. Woodside to G. L. Allison Oil Operations, Inc., wherein the Grantor retained 5% of 8/8 ORRI. At Entry No. 7 there appears an Assignment of ORRI from Forrest Woodside to David R. Spare conveying a 2.5% of 8/8 ORRI. At Entry No. 8 there appears an Assignment from G. L. Allison Oil Operations, Inc., to Downing-Nelson Oil Co., Inc., which conveys all working interest in the above referenced Oil and Gas Lease subject to the 5% ORRI.

3. I find of record numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. I find the following Right-of-Way and Easements of record, to-wit:

a) At Entry No. 11 of the Supplemental Abstract there appears an Agreement from Lelia May Pelton a/k/a Lelia Mae Pelton, and Ross Pelton, her husband, to Lario Oil & Gas Company, dated April 1, 1963 and recorded July 2, 1963 at Book M/36 at Page 571 in the Office of the Register of Deeds of Pawnee County, Kansas, which Agreement grants a tank battery site on the above captioned property.

b) At Entry No. 12 of the Supplemental Abstract there appears an Agreement from Lelia Mae Pelton and Ross Pelton, her husband, to Lario Oil & Gas Company, dated December 30, 1963 and recorded on January 9, 1964 in Book M/37, Page 377 in the Office of the Register of Deeds of Pawnee County, Kansas, which easement grants a roadway easement on, over and across the captioned property.

c) At Entry No. 13 of the Supplemental Abstract there appears a Pipeline Right-of-Way Grant from Hazel B. Steffen and Louis L. Steffen, her husband, to Lario Oil & Gas Company, dated December 31, 1963 and recorded on January 9, 1964 in Book M/37 at Page 379 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, maintain and operate a pipeline on, over and across the captioned property.

d) At Entry No. 1 of the Supplemental Abstract there appears an Easement for

Roadway from Hazel B. Steffen and Louis L. Steffen, her husband, to Lario Oil & Gas Company, dated April 10, 1964 and recorded on April 15, 1964 in Book M/38 at Page 102 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants a strip of land for roadway on, over and across the captioned land.

e) At Entry No. 2 of the Supplemental Abstract No. 2-85139 there appears a Pipeline Right-of-Way from Ross Pelton and Lelia Mae Pelton, his wife, to Skelly Oil Company, dated December 15, 1967 and recorded March 8, 1968 in Book M/45 at Page 329 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, operate and maintain a pipe line for the transportation of oil or gas on, over and across the captioned property.

f) At Entry No. 5 of the Supplemental Abstract No. 2-85139 there appears an Assignment of Rights-of-Way from Skelly Oil Company to Getty Oil Company dated January 26, 1977 and recorded March 21, 1977 in Book M/63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns rights of way recorded in Book M/45 at Page 329.

g) At Entry No. 6 of the Supplemental Abstract No. 2-85139 there appears an Assignment and Bill of Sale from Getty Oil Company to Getty Crude Gathering, Inc., dated November 1, 1978 at recorded February 28, 1979 in Book M/69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns the right of way recorded in Book M/45 at Page 329.

h) At Entry No. 2 of the Supplemental Abstract No. 1-10076 there appears an Assignment of Rights-of-Way from Getty Oil Company a/k/a Getty Crude Gathering, Inc., to Texaco Trading and Transportation, Inc., dated December 31, 1986 and recorded February 6, 1987 in Book M/89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns right of ways recorded in Book M/45 at Page 329.

i) At Entry No. 3 of Supplemental Abstract No. 1-10076 there appears a Certificate of Merger from Texaco Trading and Transportation, Inc., to Equilon Enterprises, LLC.

j) At Entry No. 4 of Supplemental Abstract No. 1-10076 there appears an Assignment from Equilon Enterprises, LLC to Seminole Transportation and Gathering, Inc., dated July 1, 2001 and recorded on October 31, 2001 in Book M/103 at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigned the pipeline shown in Book M/45 at Page 329.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will

conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 — (PRODUCER'S SPECIAL) (PAID-UP)
63U (Rev. 1993)

Recorder No. 09-115

Kansas Blue Print

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 23rd day of June, 2008

by and between Lelia Pelton (widow)

whose mailing address is 407 Maple, Burdett, Ks. 67523 hereinafter called Lessor (whether one or more),

and Forrest S. Woodside hereinafter caller Lessee:

Lessor, in consideration of Ten and more Dollars ($ 10.00+) in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the lessee herein contained, hereby grants, leases and lets exclusively unto lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases, and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines, and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after-acquired interest, therein situated in County of Pawnee State of Kansas described as follows to-wit:

The SouthEast Quarter (SE/4)

In Section 29, Township 20, Range 20, and containing 160 acres, more or less, and all accretions thereto.

Subject to the provisions herein contained, this lease shall remain in force for a term of 3 years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor, free of cost, in the pipe line to which lessee may connect wells on said land, the equal one-eighth (⅛) part of all oil produced and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (⅛), at the market price at the well, (but, as to gas sold by lessee, in no event more than one-eighth (⅛) of the proceeds received by lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, lessee may pay or tender as royalty One Dollar ($1.00) per year per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of the preceding paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the lessee shall commence to drill a well within the term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said lessor only in the proportion which lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for lessee's operation thereon, except water from the wells of lessor.

When requested by lessor, lessee shall bury lessee's pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of lessor.

Lessee shall pay for damages caused by lessee's operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof, and the undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

Lessee, at its option, is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as to promote the conservation of oil, gas or other minerals in and under and that may be produced from said premises, such pooling to be of tracts contiguous to one another and to be into a unit or units not exceeding 40 acres each in the event of an oil well, or into a unit or units not exceeding 640 acres each in the event of a gas well. Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall receive on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage so pooled in the particular unit involved.

No. 20081461 Book M110 Page 181
Pawnee County, State of Kansas
RECORDED

REGISTER OF DEEDS
Seal
PAWNEE COUNTY KANSAS

Oct 14, 2008 4:20 PM Fees $12.00

Jacque Schulze
Jacque Schulze, Register Of Deeds

Ver JL
Num JL
Scan
Copy JL
Ck

IN WITNESS WHEREOF, the undersigned execute this instrument as of the day and year first above written.

Witnesses:

x Lelia Pelton

STATE OF Kansas
COUNTY OF Pawnee
ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this 30 day of June 2008,
by Lelia Pelton and

My commission expires 3-1-2009

SANDRA SADER
Notary Public State of Kansas
My Appt. Exp. 3-1-2009

STATE OF
COUNTY OF
ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ______ day of ______, ______
by ______ and ______

My commission expires ______
Notary Public

STATE OF
COUNTY OF
ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ______ day of ______, ______
by ______ and ______

My commission expires ______
Notary Public

STATE OF
COUNTY OF
ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ______ day of ______, ______
by ______ and ______

My commission expires ______
Notary Public

No. ______

OIL AND GAS LEASE

FROM

TO

Date ______
Section ______ Twp. ______ Rge. ______
No. of Acres ______ Term ______
County ______

STATE OF ______
County ______
This instrument was filed for record on the ______
day of ______
at ______ o-clock ______ M., and duly recorded
in Book ______ Page ______ of
the records of this office.
Register of Deeds.
By ______
When recorded, return to ______

STATE OF
COUNTY OF
ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)
The foregoing instrument was acknowledged before me this ______ day of ______, ______
by ______
of ______ a ______
corporation, on behalf of the corporation.
My commission expires ______
Notary Public

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

May 13, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Lynn Pelton Lease**
Legal: **SE/4 30-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southeast Quarter (SE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract which is unnumbered covers the period of time from Entry from the United States Government to October 12, 1920 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

2. The Supplemental Abstract No. L-85102 covers the period of time from October 12, 1920 at 8:00 o'clock a.m. to January 5, 1985 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

3. The final Supplement Abstract No. 3-10124 covers the period of time from January 5, 1985 at 8:00 o'clock a.m. to April 23, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee

County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Lynn E. Pelton - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 40 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SE/4 30-20-20, Pawnee County, Kansas
LESSORS:	Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife
LESSEE:	Forrest S. Woodside
FORM:	Form 88- (Producer's Special) (PAID-UP) 63U (Rev. 1993)
DATED:	June 23, 2008
RECORDED:	October 14, 2008 in Book M110 at Page 184 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	None (See copy of Oil and Gas Lease attached).
ASSIGNMENT:	There appears at Entry No. 41 of the Final Supplemental Abstract an Assignment of Oil and Gas Lease from Forrest S. Woodside to G. L. Allison Oil Operations, Inc., wherein the Grantor retained 5% of 8/8 ORRI. At Entry No. 42 there appears an Assignment of ORRI from Forrest Woodside to David R. Spare conveying a 2.5% of 8/8 ORRI. At Entry

No. 43 there appears an Assignment from G. L. Allison Oil Operations, Inc., to Downing-Nelson Oil Co., Inc., which conveys all working interest in the above referenced Oil and Gas Lease subject to the 5% ORRI.

3. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

Oil and Gas Lease dated December 19, 1985 by and between Lynn E. Pelton and Sue L. Pelton, his wife, as Lessors, to Thornton E. Anderson, as Lessee, and recorded on January 27, 1987 in Book M/89 at Page 569 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the SE/4 of Section 30; and,

Affidavit of Production from Charles Sanders, recorded on December 31, 1987 in Book M/90 at Page 758 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M/89 at Page 569, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and/or royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

4. I find the following Right-of-Way and Easements of record, to-wit:

a) At Entry No. 17 of Supplemental Abstract No. 1-85102 there appears a Right of Way from Louis L. Steffen and Hazel B. Steffen, his wife, to Skelly Oil Company, dated December 7, 1967 and recorded March 8, 1968 at Book M/45 at Page 331 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, maintain and operate a pipeline for the transportation of oil and/or gas, etc., on, over and across the above captioned property.

b) At Entry No. 18 of Supplemental Abstract No. 1-85102 there appears a Right of Way from Louis L. Steffen and Hazel B. Steffen, his wife, to Lario Oil & Gas Company, dated November 15, 1967 and recorded on February 14, 1968

in Book M/DD at Page 372 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, operate and maintain a pipeline for the transportation of oil, gas, etc., on over and across the captioned property.

c) At Entry No. 19 of Supplemental Abstract No. 1-85102 there appears an Assignment of Rights of Way from Skelly Oil Company to Getty Oil Company, dated January 26, 1977 and recorded March 21, 1977 in Book M/63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns rights of way recorded in Book M/45 at Page 331.

d) At Entry No. 20 of Supplemental Abstract No. 1-85102 there appears an Assignment and Bill of Sale from Getty Oil Company to Getty Crude Gathering, Inc., dated November 1, 1978 at recorded February 28, 1979 in Book M/69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns the right of way recorded in Book M/45 at Page 331.

e) At Entry No. 7 of Supplemental Abstract No. 3-10124 there appears an Assignment of Rights-of-Way from Getty Oil Company a/k/a Getty Crude Gathering, Inc., to Texaco Trading and Transportation, Inc., dated December 31, 1986 and recorded February 6, 1987 in Book M/89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns right of ways recorded in Book M/45 at Page 331.

f) At Entry No. 37 of Supplemental Abstract No. 3-10124 there appears an Easement dated March 1, 2000, from Lynn E. Pelton and Sue L. Pelton, husband and wife, to The Golden Belt Telephone Association, Inc., and recorded on March 6, 2000 in Book MWW of Misc., at Page 58 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Easement grants the right to construct, maintain and operate a communication system on, over and across the above captioned property.

g) At Entry No. 37A of Supplemental Abstract No. 3-10124 there appears a Certificate of Merger from Texaco Trading and Transportation, Inc., to Equilon Enterprises, LLC., filed on October 12, 1999 in Book MVV of Misc., at Page 267 in the Office of the Register of Deeds of Pawnee County, Kansas.

h) At Entry No. 38 of Supplemental Abstract No. 3-10124 there appears an Assignment from Equilon Enterprises, LLC to Seminole Transportation and Gathering, Inc., dated July 1, 2001 and recorded on October 31, 2001 in Book M/103 at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigned the pipeline shown in Book M/45 at Page 329.

<u>REQUIREMENT</u>: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

<u>REQUIREMENT:</u> You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

<u>REQUIREMENT:</u> I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will

conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 — (PRODUCER'S SPECIAL) (PAID-UP)

63U (Rev. 1993)

Reorder No. 09-115

Kansas Blue Print

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 23rd day of June, 2008

by and between Gary Pelton and Donna Pelton (husband and wife). Lynn Pelton and Sue Pelton (husband and wife).

whose mailing address is 3592 R Road, Burdett, Ks. 67523 hereinafter called Lessor (whether one or more),

and Forrest S. Woodside, hereinafter caller Lessee:

Lessor, in consideration of Ten and more Dollars ($ 10.00+) in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the lessee herein contained, hereby grants, leases and lets exclusively unto lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases, and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines, and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after-acquired interest, therein situated in County of Pawnee State of Kansas described as follows to-wit:

D.P. G.P. L.P. S.P. D.P. G.P.

The ~~NorthEast~~ SouthEast Quarter (~~NE~~ SE/4)

In Section ~~31~~ 30 Township 20 Range 20 and containing 160 acres, more or less, and all accretions thereto.

Subject to the provisions herein contained, this lease shall remain in force for a term of 3 years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor, free of cost, in the pipe line to which lessee may connect wells on said land, the equal one-eighth (⅛) part of all oil produced and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (⅛), at the market price at the well, (but, as to gas sold by lessee, in no event more than one-eighth (⅛) of the proceeds received by lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, lessee may pay or tender as royalty One Dollar ($1.00) per year per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of the preceding paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the lessee shall commence to drill a well within the term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said lessor only in the proportion which lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for lessee's operation thereon, except water from the wells of lessor.

When requested by lessor, lessee shall bury lessee's pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of lessor.

Lessee shall pay for damages caused by lessee's operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof, and the undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

Lessee, at its option, is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as to promote the conservation of oil, gas or other minerals in and under and that may be produced from said premises, such pooling to be of tracts contiguous to one another and to be into a unit or units not exceeding 40 acres each in the event of an oil well, or into a unit or units not exceeding 640 acres each in the event of a gas well. Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall receive on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage so pooled in the particular unit involved.

No. 20081464 Book M110 Page 184
Pawnee County, State of Kansas
RECORDED

REGISTER OF DEEDS PAWNEE COUNTY KANSAS Seal

Oct 14, 2008 4:20 PM Fees $12.00

Jacque Schulze

Jacque Schulze, Register of Deeds

Ver TL
Num TL
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IN WITNESS WHEREOF, the undersigned execute this instrument as of the day and year first above written.

Witnesses:

x Gary Pelton

Donna Pelton

x Lynn Pelton

Sue Pelton

Ver JS
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ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned, G.L. ALLISON OIL OPERATIONS, INC., hereinafter called "ASSIGNOR" for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over unto DOWNING-NELSON OIL CO., INC., hereinafter called "ASSIGNEE", the entire working interest in and to the following described Oil and Gas Leases as described on Exhibit "A" attached hereto and made a part hereof by reference, together with the rights incident thereto and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

The working interest assigned in the above leases, in addition to the landlord's royalty interest, are subject to a 5% of 8/8ths overriding royalty interest in each of the leases herein assigned.

This Assignment is subject to the terms and conditions of the above described oil and gas leases.

This Assignment is made without warranty of title, either express or implied, and is in effect the 1st day of May, 2009.

EXECUTED this 6 day of April, 2009.

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

STATE OF KANSAS, PAWNEE COUNTY, SS
JACQUE SCHULZE, REGISTER OF DEEDS
Book: M113 Page: 68
Receipt #: 32122 Total Fees: $16.00
Pages Recorded: 3
Date Recorded: 5/11/2009 10:05:00 AM

G.L. ALLISON OIL OPERATIONS, INC.

By [signature]
G.L. ALLISON, President

STATE OF KANSAS, COUNTY OF BARTON, ss:

BE IT REMEMBERED that on this 6 day of April, 2009, before me, the undersigned, a notary public in and for the County and State aforesaid, came G.L. Allison, in his representative capacity as President of G.L. Allison Oil Operations, Inc., who is personally known to me to be the same person who executed the foregoing instrument of writing, and duly acknowledged the execution of the same.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

7-28-09
MY APPOINTMENT EXPIRES

[signature]
NOTARY PUBLIC Michele L. Meier

MICHELE L. MEIER
NOTARY PUBLIC
STATE OF KANSAS
My Appt. Exp. 7/28/09

as5724.wpd

EXHIBIT "A"

LEASE A:

Oil and gas lease dated June 23, 2008, from Basil Pelton, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 186, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Northeast Quarter (NE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE B:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October14, 2008, in Book M110, Page 178, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Northwest Quarter (NW/4) of Section Thirty-two (32), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE C:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October14, 2008, in Book M110, Page 179, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southwest Quarter (SW/4) of Section Thirty-one (31), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE D:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 180, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Northeast Quarter (NE/4) of Section Thirty-one (31), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE E:
Oil and gas lease dated June 23, 2008, from Lelia Pelton, widow, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 181, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southeast Quarter (SE/4) of Section Twenty-nine (29), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE F:
Oil and gas lease dated June 23, 2008, from Jolene McCoy, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 182, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southwest Quarter (SW/4) of Section Twenty-nine (29), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE G:
Oil and gas lease dated June 23, 2008, from Galen Pelton, lessor, to Forrest S. Woodside, lessee, recorded October 14, 2008, in Book M110, Page 183, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southwest Quarter (SW/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE H:
Oil and gas lease dated June 23, 2008, from Gary Pelton and Donna Pelton, husband and wife, and Lynn Pelton and Sue Pelton, husband and wife, lessors, to Forrest S. Woodside, lessee, recorded October14, 2008, in Book M110, Page 184, in the office of the Register of Deeds of Pawnee County, Kansas, covering the following described land, to-wit:
Southeast Quarter (SE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing 160 acres, more or less.

LEASE I:

Oil and Gas Lease dated July 8, 2008, from Patricia A. Birzer, Lessor, to David R. Spare, Lessee, recorded October 14, 2008, in Book M110, Page 185, in the Office of the Register of Deeds, Pawnee County, Kansas, covering the following described land, to-wit:
Northeast Quarter (NE/4) of Section Thirty-two (32), Township Twenty (20) South, Range Twenty (20) West, Pawnee County, Kansas, containing a 160 acres more or less.

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

August 28, 2009

LEASE PURCHASE TITLE OPINION

Reference Project: **Pawnee County - Purchase from Smoky Valley Resources, Inc.**
Lease: **Chaddick Lease**
Legal: **SE/4 31-20-20, Pawnee County**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

You have directed me to examine the records in the Office of the Register of Deeds of Pawnee County, Kansas. I am advised that this examination is for the purchase of 100% of the working interest in the Oil and Gas Lease in question which is presently owned by Smoky Valley Resources, Inc.

Accordingly, at your direction, I have examined the records of the Register of Deeds with respect to the following described property located in Pawnee County, Kansas, to-wit:

> Southeast Quarter (SE/4) of Section Thirty-One (31), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M.

1. I have examined the records in the Office of the Register of Deeds of Pawnee County, Kansas for the period of time from United States Government to August 19, 2009 at 8:00 o'clock a.m.

Based upon my examination of the foregoing records as stated hereinabove, I find that the Oil and Gas Lease as described hereinafter is owned as follows, to-wit:

ROYALTY INTEREST:

Shirley English	-	.1250000

OVERRIDING ROYALTY INTEREST:

Carolyn Martin Bell	-	.01367180
Juanita M. Green Living Trust	-	.01822910
Jerry M. Martin	-	.01367190

WORKING INTEREST:

Smoky Valley Resources, Inc.	-	.82942720

SUBJECT, HOWEVER, to the following:

1. I did not make an examination of the records in the Office of the County Treasurer of Pawnee County, Kansas, and accordingly I can make no finding as to the status of payment of real estate taxes on the above described real property.

2. Because the purpose of this title opinion is to determine the present ownership of the working interest in the Oil and Gas Lease described herein, I did not determine the current ownership of the surface rights, mineral rights or overriding royalty interest with respect to the following described Oil and Gas Lease. The interest shown above as royalty interest or overriding royalty interest are taken from the current payment records of the oil purchasing company, National Cooperative Refining Company. I have determined that the hereinafter described Oil and Gas Lease was taken from the appropriate parties at the time of granting the Lease and that all persons necessary to the granting of the Oil and Gas Lease have either signed an Oil and Gas Lease or a Ratification of that Oil and Gas Lease. However, I have not followed the chain of title with respect to the landowner interest and overriding royalty interest and accordingly the division of interest as taken from the oil purchasing company is not warranted under this title opinion.

3. I find the following Oil and Gas Lease (see copy attached) of record, to-wit:

PROPERTY COVERED:	SE/4 of Sec. 31-20-20
LESSORS:	Carl E. Chaddick and Fay K. Chaddick, his wife
LESSEE:	K. S. Martin
FORM:	Form 88 (Producers) Kan. Okla. & Colo. 1942 Rev. B W
DATED:	October 26, 1962

RECORDED:	November 13, 1962 in Book M35 at Page 543 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 reserved
DELAY RENTAL PROVISIONS:	The Lease provides for a delay rental in the amount of $160.00 due and payable on or before October 26, 1963, in order to extend the term for the second year of the lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached).

4. There appears of record an Affidavit of Production (see copy attached) recorded in Book M43 at Page 466 in the Office of the Register of Deeds of Pawnee County, Kansas, dated June 5, 1967 and recorded June 21, 1967 from Bill J. Porter, stating that production was established under and pursuant to the above described Oil and Gas Lease. I am advised that production has continued under that Oil and Gas Lease from the date of that Affidavit of Production and Development to current date.

REQUIREMENT: I make no requirement with respect to such Affidavit of Production and Development. It is included here for information purposes.

5. At Book M43 at Page 428 of the records of the Register of Deeds of Pawnee County, Kansas, appears an Assignment of Oil and Gas Lease by Wilson Rains, Surviving Partner of the Partnership Estate of Lloyd R. Williamson, Deceased, in Partnership with Wilson Rails under the firm name of Rains & Williamson Oil Co., to Southwest Production Division conveying 1/8 working interest in the Oil and Gas Lease shown above. At Book M49 at Page 564 appears an Assignment of working interest in this Lease from Southwest Grease & Oil Co., Inc. To Southwest Petro-Chem (Production), Inc. I do not find a later entry divesting the interest of Southwest Production Division.

REQUIREMENT: A determination must be made and adequate documentation placed of record to show that Southwest Production Division conveyed its interest to Southwest Petro-Chem (Production), Inc. Further, there is no assignment of this Lease from any other party claiming ownership of this interest to the current owner of the Lease. I require that an assignment from Southwest Production Division to Smoky Valley Resources be recorded in the Office of the Register of Deeds and that chain of title from Southwest Production Division to Southwest Petro-Chem (Production), Inc., be recorded., if, in fact, Southwest Petro-Chem (Production), Inc., is the successor of Southwest Production Division.

6. In Book M43 at Page 465 appears an Assignment of 9/80ths working interest to Cecil Burton. At Book M108 at Page 306 appears an Assignment of all of Grantor's interest from Burton Oil & Gas Properties to Castle Resources, Inc.

REQUIREMENT: A determination must be made whether Burton Oil & Gas Properties is the successor in title to Cecil Burton. If so, an appropriate assignment of that working interest must be place of record in the Office of the Register of Deeds of Pawnee County, Kansas. If Burton Oil & Gas Properties is not the successor in title to Cecil Burton, this matter should be referred to this examiner for further requirements.

7. At Book 134 at Page 315 ad Page 321 appears Mortgages from James E. Stewart and Kenton S. Stewart of their interest in this Lease to White Star Machinery and Supply Co., Inc.; Berry Tractor and Equipment Co., Inc.,; and Berry Companies, Inc., neither of said Mortgages have been released of record.

REQUIREMENT: I require that both of said Mortgages be released of record.

8. I find the following Right-of-Way and Easements of record, to-wit:

a) There appears of record a Right-of-Way from Carl E. Chaddick and Fay Chaddick, his wife, to Skelly Oil Company, dated December 18, 1967and recorded on March 8, 1968 in Book M45 at Page 324 in the Office of the Register of Deeds of Pawnee County, Kansas, This Right-of-Way provides for an oil and gas pipeline on, over and across the captioned property.

b) There appears of record an Assignment of Right of Way from Skelly Oil Company to Getty Oil Company, dated January 26, 1977 and recorded March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers all of Skelly Oil Company's right, title and interest in pipe lines on, over and across the captioned property.

c) There appears of record an Assignment of Right of Way from Getty Oil Company to Texaco Trading and Transportation, Inc., dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers all of Getty Oil Company's right, title and interest in pipe lines on, over and across the captioned property.

d) There appears of record an Assignment of Pipeline Right of Way from Equilon Enterprises, LLC to Seminole Transportation and Gathering, Inc., dated July 1, 2001 and recorded October 31, 2001 in Book M103 at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment grants the right to oil and gas pipe lines on, over and across the captioned property.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

9. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

10. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also

did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

11. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your purchase of the oil and gas leasehold.

12. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)—Kan., Okla., & Colo. [illegible]

FROM

Carl E. Chaddick et ux

TO

K. S. Martin

This instrument was filed for record on the 13 day of November 1962 at 11:00 o'clock A. M.

STATE OF KANSAS } ss.
COUNTY OF PAWNEE

Marian L. Stromer, Register of Deeds.

By ________ Deputy

OIL AND GAS LEASE

THIS AGREEMENT, Entered into this the 26th day of October 1962, between CARL E. CHADDICK and FAY K. CHADDICK, his wife, 612 North Orange Street, Selinsgrove, Pennsylvania hereinafter called lessor, and K. S. MARTIN, 527 Union Center, Wichita, Kansas hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of Ten & More DOLLARS in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease, and let exclusively unto the lessee the hereinafter described land, [illegible] for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling, and the drilling, mining, and operating for, producing, and saving all of the oil, gas, [illegible] and for constructing roads, laying pipe lines, building tanks, storing oil, building power stations, telephone lines, and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, and for housing and boarding employees, said tract of land with any reversionary rights therein being situated in the County of PAWNEE State of KANSAS and described as follows:

THE SOUTHEAST QUARTER (SE/4)

in Section 31, Township 20-South, Range 20-West and containing 160 acres, more or less.

2. This lease shall remain in force for a term of Five(5) years and as long thereafter as oil, gas, casinghead gas, casinghead gasoline or any of the products covered by this lease is or can be produced.

3. The lessee shall deliver to lessor as royalty, free of cost, on the lease, or into the pipe line to which lessee may connect its wells the equal one-eighth part of all oil produced and saved from the leased premises, [illegible]

4. [illegible]

5. If operations for the drilling of a well for oil or gas are not commenced on said land on or before the 26th day of October 1963, this lease shall terminate as to both parties, unless the lessee shall on or before said date pay or tender to the lessor or for the lessor's credit in the Snyder County Trust Company Selinsgrove, Pennsylvania, or its successors, which bank and its successors are the lessor's agent and shall continue as the depository of any and all sums payable under this lease regardless of changes of ownership in said land or in the oil and gas or in the rentals to accrue hereunder, the sum of One Hundred Sixty & no/100-- DOLLARS, which shall operate as a rental and cover the privilege of deferring the commencement of operations for drilling for a period of one year. [illegible]

6. [illegible]

7. [illegible]

8. [illegible]

9. [illegible]

10. [illegible]

11. [illegible]

12. [illegible]

13. [illegible]

14. [illegible]

15. [illegible]

16. [illegible]

17. This lease and all its terms, conditions, and stipulations shall extend to and be binding on all successors of said lessor and lessee.

IN WITNESS WHEREOF, we sign the day and year first above written.

Cora L. Kocher (SEAL)
Cora L. Kocher (SEAL)
(SEAL)
(SEAL)

Carl E. Chaddick (SEAL)
Fay K. Chaddick (SEAL)
(SEAL)
(SEAL)

STATE OF Pennsylvania } ss.
COUNTY OF Snyder

ACKNOWLEDGMENT FOR INDIVIDUAL (Kan. Okla. and Colo.)

Before me, the undersigned, a Notary Public, within and for said County and State, on this 5th day of November 1962, personally appeared Carl E. Chaddick and Fay Chaddick, his wife, of 612 North Orange Street, Selinsgrove, Penna. to me personally known to be the identical person S who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

NOTARY PUBLIC
My commission expires My Commission Expires Feb. 5, 1963 (SEAL) Cora L. Kocher Notary Public

STATE OF ________ } ss.
COUNTY OF ________

ACKNOWLEDGMENT FOR INDIVIDUAL (Kan. Okla. and Colo.)

Before me, the undersigned, a Notary Public, within and for said County and State, on this ______ day of ______, 19__, personally appeared ______ and ______ to me personally known to be the identical person ___ who executed the within and foregoing instrument and acknowledged to me that ______ executed the same as ______ free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

My commission expires ______ Notary Public

NOTE: When signature by mark in Kansas, said mark to be witnessed by at least one person and also acknowledged. For acknowledgment by mark, use regular Kansas acknowledgment.

M35-543

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

May 12, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Marvin Saxton Lease**
Legal: **SW/4 17-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southwest Quarter (SW/4) of Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract which is unnumbered covers the period of time from Entry from the United States Government to January 29, 1958 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from January 29, 1958 at 8:00 o'clock a.m. to December 20, 1989 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

3. The final Supplemental Abstract No. 2-10100 covers the period of time from

December 20, 1989 at 8:00 o'clock a.m. to April 12, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co. Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

SURFACE RIGHTS:

Marvin L. Saxton, a single person	-	All Interest

MINERAL RIGHTS:

Marvin L. Saxton, a single person	-	One-Half Interest;
**Shirley Ruth Saxton, a single woman	-	One-Half Interest;

**The interest of Shirley Ruth Saxton is created by that certain Warranty Deed dated February 11, 2010 and recorded February 12, 2010 in Book 84 at Page 66 in the Office of the Register of Deeds of Pawnee County, Kansas. The Deed conveys an undivided one-half mineral interest in the captioned property for a term of four (4) years from February 11, 2010 and for so long thereafter as production of oil or gas continues from the property. The interest of Shirley Ruth Saxton is non-participating.

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 31 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SW/4 17-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 202 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;

ROYALTY: 1/8 Reserved

DELAY RENTAL PROVISIONS: N/A

UNUSUAL PROVISIONS: None (See copy of Oil and Gas Lease attached).

3. Note that the above described Oil and Gas Lease is signed only by Marvin L. Saxton, a single person. However, the mineral interest in this property is owned as shown hereinabove.

REQUIREMENT: I make no requirement with respect to this issue. Note that the Deed from Marvin L. Saxton, a single man, to Shirley Ruth Saxton, a single woman, conveying said mineral interest is dated February 11, 2010 and was recorded February 12, 2010. The Oil and Gas Lease on this property is dated December 8, 2008 and was recorded January 9, 2009. Accordingly, your Oil and Gas Lease was dated and recorded prior to the date of said Deed and thus a ratification or new lease from Shirley Ruth Saxton is not necessary.

4. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated February 23, 1970 by and between Pearl Dixon and Ray Dixon, her husband, as Lessors, to J. Fred Hambright, as Lessee, and recorded on March 31, 1970 in Book M49 at Page 404 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the SW/4 of Section 17; and,
>
> Affidavit of Production from Lloyd K. Parrish, Jr., recorded on May 21, 1973 in Book M55 at Page 363 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M49 at Page 404, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

5. I find the following Right-of-Way and Easements of record, to-wit:

a) At Entry No. 16 of the first Supplemental Abstract there appears a Right of Way Assignment from Pearl R. Dixon and Ray, her husband, to Skelly Oil Company, dated June 9, 1972 and recorded June 15, 1972 in Book M/53 at Page 648 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, maintain and operate a pipeline for the transportation of oi and gas on, over and across the captioned property.

b) At Entry No. 29 of the first Supplemental Abstract there appears an Assignment of Rights of Way from Skelly Oil Company, to Getty Oil Company, dated January 26, 1977 and recorded on March 21, 1977 in Book M63 of O/G Lease at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas, which assigns the right of way shown at Book M/53 at Page 648.

c) At Entry No. 34 of the first Supplemental Abstract there appears an Assignment of Rights-of-Way dated December 31, 1986 from Getty Oil Company to Texaco Trading and Transportation, Inc., and recorded on February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas, which assigns all interest and right-of-way at Book M/53 at Page 648.

d) At Entry No. 21A of the final Supplemental Abstract there appears Certificate of Merger between Texaco Trading and Transportation, Inc., with and into Equilon Enterprises, LLC. Said Certificate is datd April 1, 1999 and recorded October 12, 1999 in Book MVV of Misc., at Page 267 in the Office of the Register of Deeds of Pawnee County, Kansas.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the

expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the

materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

9. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

10. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8th day of December, 2008, by and between **MARVIN L. SAXTON, a single person,** hereinafter called Lessor, and , **DOWNING-NELSON OIL CO., INC.,** hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Southwest Quarter (SW/4)

in **Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West,** and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

REGISTER OF DEEDS
Seal
PAWNEE COUNTY KANSAS

No. 20090024 Book M112 Page 202
Pawnee County, State of Kansas
R E C O R D E D
Jan 9, 2009 10:40 AM Fees $24.00
Jacque Schulze, Register of Deeds

Marvin L. Saxton

MARVIN L. SAXTON
LESSOR

Ver JS
Num JC
Scan ✓
Copy ✓
Ck ✓

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal)

NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public Joan E. Molleker

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ______________________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ______________________________.

(Seal)

____
Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ______________________________.

(Seal)

____
Notary Public

OIL AND GAS LEASE

No. ______________

FROM ______________________________

TO ______________________________

Date ______________________________

State of ______________ County of ______________

Section __________ Township __________ Range __________

Number of Acres __________ Term __________

Comments:

Reserved for Register of Deeds

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no well shall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Marvin L Saxton
MARVIN L. SAXTON

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal) NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public Joan E. Molleker

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

November 8, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Marvin Saxton Lease**
Legal: **SW/4 19-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southwest Quarter (SW/4) of Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract No. 8-95269 covers the period of time from Entry from the United States Government to January 2, 1996 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract No. 10-10450 covers the period of time from January 2, 1996 at 8:00 o'clock a.m. to October 5, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in

question is vested in:

MARVIN L. SAXTON - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 2 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SW/4 19-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 205 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. The above referenced property was vested in the name of the following persons, to-wit:

ESTHER BELTZ
GOLDA BELTZ
ROBERT D. BELTZ
JAMES W. BAUMAN
RICK E. BAUMAN

There are no entries contained in the abstract conveying ownership of the property from those persons to Marvin L. Saxton. However, this examiner requested the abstracter review the records of the Register of Deeds and the following Deed dated December 29, 1995 by and between Intrust

Bank NA, Wichita, Kansas, as Conservator for Golda Beltz, a disabled person; Esther Beltz, a single person; Robert D. Beltz and Nancy Beltz, husband and wife; James W. Bauman and Janice K. Bauman, husband and wife; and Rick E. Bauman and Catherine I. Bauman, husband and wife, as Grantors, to Marvin L. Saxton, as Grantee, and recorded on January 25, 1996 in Book 72 of Deeds at Page 14 in the Office of the Register of Deeds of Pawnee County, Kansas, was not included in the abstract by mistake of the abstracter. This error has been brought to the abstracters attention. The abstract will be corrected by the abstracter and I will review those corrections to verify that the chain of title is complete.

REQUIREMENT: I require that the abstract be returned to the abstracter for the necessary corrections.

4. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated September 2, 1958 by and between Louis Beltz, a single man, as Lessors, to C. L. Brosius Jr., as Lessee, and recorded on October 29, 1958 in Book M31 at Page 433 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the SW/4 of Section 19; and,
>
> Affidavit of Production from James Davis, Jr., recorded on May 3, 1968 in Book M45 at Page 651 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M31 at Page 433, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

5. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 31 of the Base Abstract there appears a Pipe Line Right of Way Grant from Edgar Beltz, et al., to Skelly Oil Company, a corporation, which is dated January 13, 1968 and recorded on March 8, 1968 in Book M45 at Page 333 in the Office of the Register of Deeds of Pawnee County, Kansas.

Said Right of Way grants the right to construct, operate and maintain a pipeline for the transportation of oil and/or gas on, over and across the captioned land.

b) At Entry No. 39 of the Base Abstract there appears an Assignment of Right of Way from Skelly Oil Company to Getty Oil Company, which is dated January 26, 1977 and recorded on March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

c) At Entry No. 40 of the Base Abstract there appears an Assignment of Rights-of-Way from Getty Oil Company, to Getty Crude Gathering, Inc., which is dated November 1, 1978 and recorded on February 28, 1979 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

d) At Entry No. 48 of the Base Abstract there appears an Assignment of Right-of-Way from Getty Oil Company, to Texaco Trading and Transportation, Inc., which is dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the Grant shown in a) shown above.

e) At Entry No. 1 of the Final Abstract there appears an Assignment from Equilon Enterprises LLC to Seminole Transportation and Gathering, Inc., a Delaware corporation, which is effective July 1, 2001 and recorded October 31, 2001 in Book M103 of O/G at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers and assigns all of Assignor's right, title and interest in the easements, leases, rights-of-way, etc., in the pipeline system known as the Kansas Crude Gathering System.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced.

Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized

judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

9. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

10. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 8th day of December, 2008, by and between **MARVIN L. SAXTON, a single person,** hereinafter called Lessor, and , **DOWNING-NELSON OIL CO., INC.,** hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Southwest Quarter (SW/4)

in **Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West,** and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

REGISTER OF DEEDS PAWNEE COUNTY KANSAS Seal

No. 20090027 Book M112 Page 205
Pawnee County, State of Kansas
RECORDED
Jan 9, 2009 10:40 AM Fees $20.00
Jacque Schulze, Register of Deeds

Marvin L. Saxton
MARVIN L. SAXTON
LESSOR

Ver ✓
Num TL
Scan ✓
Copy ✓
Ck ✓

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal) NOTARY PUBLIC - State of Kansas JOAN E. MOLLEKER My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public Joan E. Molleker

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________________, SS:

The foregoing instrument was acknowledged before me this ________ day of ______________, 2008, by ____________________, ____________________.

(Seal)

Notary Public

OIL AND GAS LEASE

No. ____________________

FROM ____________________

TO ____________________

Date ____________________

State of ____________________ County of ____________________

Section __________ Township __________ Range __________

Number of Acres __________ Term __________

Comments:

Reserved for Register of Deeds

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no well shall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations , to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Marvin L. Saxton

MARVIN L. SAXTON

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF Pawnee, SS:

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by **MARVIN L. SAXTON, a single person.**

(Seal)

NOTARY PUBLIC - State of Kansas
JOAN E. MOLLEKER
My Appt. Exp. 04-10-2009

Joan E. Molleker
Notary Public Joan E. Molleker

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***

FAX # 785-726-3624
e-mail: saindonpa@gbta.net

December 9, 2010

SUPPLEMENTAL
DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Marvin Saxton Lease**
Legal: **SW/4 19-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southwest Quarter (SW/4) of Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract No. 8-95269 covers the period of time from Entry from the United States Government to January 2, 1996 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract No. 10-10450 covers the period of time from January 2, 1996 at 8:00 o'clock a.m. to October 5, 2010 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

MARVIN L. SAXTON - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 2 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SW/4 19-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 205 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. The above referenced property was vested in the name of the following persons, to-wit:

ESTHER BELTZ
GOLDA BELTZ
ROBERT D. BELTZ
JAMES W. BAUMAN
RICK E. BAUMAN

There are no entries contained in the abstract conveying ownership of the property from those persons to Marvin L. Saxton. However, this examiner requested the abstracter review the records

of the Register of Deeds and the following Deed dated December 29, 1995 by and between Intrust Bank NA, Wichita, Kansas, as Conservator for Golda Beltz, a disabled person; Esther Beltz, a single person; Robert D. Beltz and Nancy Beltz, husband and wife; James W. Bauman and Janice K. Bauman, husband and wife; and Rick E. Bauman and Catherine I. Bauman, husband and wife, as Grantors, to Marvin L. Saxton, as Grantee, and recorded on January 25, 1996 in Book 72 of Deeds at Page 14 in the Office of the Register of Deeds of Pawnee County, Kansas, was not included in the abstract by mistake of the abstracter. This error has been brought to the abstracters attention. The abstract will be corrected by the abstracter and I will review those corrections to verify that the chain of title is complete.

REQUIREMENT: I require that the abstract be returned to the abstracter for the necessary corrections.

4. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated September 2, 1958 by and between Louis Beltz, a single man, as Lessors, to C. L. Brosius Jr., as Lessee, and recorded on October 29, 1958 in Book M31 at Page 433 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the SW/4 of Section 19; and,
>
> Affidavit of Production from James Davis, Jr., recorded on May 3, 1968 in Book M45 at Page 651 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M31 at Page 433, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

SATISFACTION OF REQUIREMENT: This requirement has now been satisfied by reason of that Affidavit of Non-Production and Non-Development dated November 17, 2010 and recorded on November 19, 2010 in Book M115 at Page 84 in the Office of the Register of Deeds of Pawnee County, Kansas.

5. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operations for the production of oil and/or gas on the property

covered, of record, to-wit:

a) At Entry No. 31 of the Base Abstract there appears a Pipe Line Right of Way Grant from Edgar Beltz, et al., to Skelly Oil Company, a corporation, which is dated January 13, 1968 and recorded on March 8, 1968 in Book M45 at Page 333 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right of Way grants the right to construct, operate and maintain a pipeline for the transportation of oil and/or gas on, over and across the captioned land.

b) At Entry No. 39 of the Base Abstract there appears an Assignment of Right of Way from Skelly Oil Company to Getty Oil Company, which is dated January 26, 1977 and recorded on March 21, 1977 in Book M63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

c) At Entry No. 40 of the Base Abstract there appears an Assignment of Rights-of-Way from Getty Oil Company, to Getty Crude Gathering, Inc., which is dated November 1, 1978 and recorded on February 28, 1979 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the above referenced Pipe Line Right of Way Grant.

d) At Entry No. 48 of the Base Abstract there appears an Assignment of Right-of-Way from Getty Oil Company, to Texaco Trading and Transportation, Inc., which is dated December 31, 1986 and recorded February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said document assigns all right, title and interest in and to the Grant shown in a) shown above.

e) At Entry No. 1 of the Final Abstract there appears an Assignment from Equilon Enterprises LLC to Seminole Transportation and Gathering, Inc., a Delaware corporation, which is effective July 1, 2001 and recorded October 31, 2001 in Book M103 of O/G at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers and assigns all of Assignor's right, title and interest in the easements, leases, rights-of-way, etc., in the pipeline system known as the Kansas Crude Gathering System.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules

and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*.

I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

9. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

10. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

May 10, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Keller Trust Lease**
Legal: **SW/4 20-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southwest Quarter (SW/4) of Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. 21511 covers the period of time from Entry from the United States Government to July 9, 1921 at 2:00 o'clock p.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract which is unnumbered covers the period of time from July 9, 1921 at 2:00 o'clock p.m. to February 14, 1980 at 8:00 o'clock a.m. at which time the abstract was certified to and extended by Pawnee County Abstract Co., bonded abstracter of Pawnee County, Kansas.

3. The final Supplemental Abstract No. 2-10101 covers the period of time from February 14, 1980 at 8:00 o'clock a.m. to April 2, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co. Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Vivian B. Keller Trust - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 10 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SW/4 20-20-20, Pawnee County, Kansas
LESSORS:	Reed A. Peters as Senior Trust Officer of First State Bank and Trust Company, Trustee of the Keller Trust dated 8/115/1969
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	November 19, 2008
RECORDED:	December 1, 2008 in Book M111 at Page 237 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	None (See copy of Oil and Gas Lease attached).

3. I find of record numerous Oil and Gas Leases of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases have expired and are no longer in effect.

4. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

5. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

6. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are

aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

7. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

8. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 19 day of November, 2008, by and between Reed A. Peters AS Senior Trust Officer OF FIRST STATE BANK AND TRUST COMPANY, TRUSTEE OF THE KELLER TRUST dated 8/15/1969 hereinafter called Lessor, and , DOWNING-NELSON OIL CO., INC., hereinafter called Lessee.

Lessor, in consideration of **One Dollar and other valuable consideration ($1.00+)** in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situated in **County of Pawnee, State of Kansas** described as follow, to-wit:

Southwest Quarter (SW/4)

in **Section Twenty (20), Township Twenty (20) South, Range Twenty (20) West**, and containing **One Hundred Sixty (160)** acres, more or less, and all accretions thereto.

Subject to the provisions herein contained this lease shall remain in force for a term of **three (3)** years from this date (called "primary term"), and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. To pay Lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (1/8) at the market price at the well, (but, as to gas sold by Lessee, in no event more than one-eighth (1/8) of the proceeds received by Lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, Lessee may pay or tender as royalty per Schedule "A" per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of this paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

No well shall be drilled nearer than 300 feet to the house or barn now on said premises without written consent of Lessor.

Lessee shall pay for damages caused by Lessee's operations on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing, and upon termination of this lease, Lessee shall remove all machinery and fixtures.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof. In case Lessee assigns this lease, in whole or in part, Lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to Lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HERETO FOR ADDITIONAL TERMS AND PROVISIONS.

IN WITNESS WHEREOF, the undersigned executed this instrument as of the day and year first above written.

Reed A. Peters
Sr. Trust Officer **OF FIRST STATE BANK AND TRUST COMPANY, TRUSTEE OF THE KELLER TRUST** dated 8/15/1969
LESSOR

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF PAWNEE, SS:

The foregoing instrument was acknowledged before me this 19 day of November, 2008, by Reed A. Peters OF FIRST STATE BANK AND TRUST COMPANY, TRUSTEE OF THE KELLER TRUST dated 8/15/1969.

(Seal) PATTY SMITH State of Kansas My Appt. Exp. Jan. 20, 2012

Notary Public Patty Smith

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________, SS:

The foregoing instrument was acknowledged before me this ______ day of ____________, 2008, by ____________, ____________.

(Seal)

Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________, SS:

The foregoing instrument was acknowledged before me this ______ day of ____________, 2008, by ____________, ____________.

(Seal)

Notary Public

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF ____________, SS:

The foregoing instrument was acknowledged before me this ______ day of ____________, 2008, by ____________, ____________.

(Seal)

Notary Public

REGISTER OF DEEDS Seal PAWNEE COUNTY KANSAS

Ver DL
Num TL
Scan TL
Copy TL
Ck DL

OIL AND GAS LEASE

No. ____________

FROM ____________

TO ____________

Date ____________

State of ____________ County of ____________

Section ______ Township ______ Range ______

Number of Acres ______ Term ______

Comments:

Reserved for Register of Deeds

No. 20081877 Book M111 Page 237
Pawnee County, State of Kansas
RECORDED

Dec 1, 2008 10:35 AM Fees $24.00

Jacque Schulze, Register of Deeds

SCHEDULE "A"

1. The provisions of this lease are hereby amended to include in the granting clause, helium and other extractions.

2. The royalty clause is hereby amended to include a royalty payment on helium and other extractions at the mouth of the well.

3. It is agreed that if the Lessee owns any interest in the pipeline to which is delivered the gas produced from this premises, the Lessor shall bear no costs of gas treatment, dehydration, compression, transportation or water hauling charged to this lease by Lessee in its operations thereon after the point of diversion. It is further agreed that Lessor shall receive their proportionate royalty share of all monies received by Lessee for oil and/or gas production attributable to this lease, including any premiums, rebates and refunds of any kind or nature paid to Lessee and any take or pay payments, production payments, contract buy outs or contract buy downs, which directly reduce the amount of royalty revenue Lessor would otherwise receive from oil and/or gas production from this lease.

4. Lessor reserves the right to purchase gas for farm purposes, including but not limited to irrigation purposes from wells located on the above-described real estate or from any real estate unitized with the above-described real estate. Lessor shall make all connections for these purposes at their sole cost, expense and liability, and Lessor shall conform to the engineering specifications of Lessee's production department. Lessor shall pay Lessee for any gas purchased for farm purposes in the amount per MCF equal to the price then in effect under any contract under which Lessee is selling gas from the gas well on the above-described real estate or any unitized real estate to a third party. The amount of gas which the Lessor may purchase hereunder shall be limited to one-eighth (1/8) of the entire amount of gas produced from wells located upon the above-described real estate or from the real estate unitized therewith.

5. Lessee agrees to return the land as nearly as possible to its present condition after any drilling operations.

6. Any tanks or gun barrels shall be placed by mutual agreement of Lessor and Lessee.

7. Before building any roads, Lessee and Lessor shall mutually agree as to the site for the roads. No road ditches shall be constructed and roads shall not obstruct the natural or established flow of water.

8. The Lessee shall not, notwithstanding any other provisions of this Oil and Gas Lease, inject any gas, water or other fluid and air into any subsurface stratum which contains water suitable for irrigation purposes or for domestic consumption or livestock consumption.

9. Lessee shall not drill any salt water disposal well upon the above-described real estate without the express written consent of the Lessor being first obtained, provided Lessee shall have the right to drill a salt water disposal well for disposition of salt water from wells drilled on the real estate described in this lease.

10. At the option of Lessors, surface pipe will be set below the fresh water formation, per Kansas Corporation Commission regulations.

11. In the event of gas production hereunder in commercial quantities and said well is not shut-in, Lessor is to receive a minimum of five dollars ($5.00) per net mineral acre per year royalty for entire acreage covered by this lease in order to perpetuate this lease. Lessee shall have ninety (90) days after written notification by certified mail by Lessor of insufficient royalty to tender said deficiency or this lease shall terminate.

12. If the primary term of this lease is perpetuated by production of oil or gas, notwithstanding anything to the contrary contained in this lease, it is expressly agreed that this lease shall terminate as of two (2) years after expiration of the primary term hereof, insofar, and only insofar, as to all of the formations lying below 100 feet below the total depth of the deepest test drilled by the Lessee or its assigns on the above-described premises or on any lands unitized or pooled therewith. Upon the written request of the Lessor the Lessee shall be obligated to file of record in the applicable office of the Register of Deeds a release of such lower zones or formations within sixty (60) days after the expiration of the two-year period following the primary term hereof. If such release is not filed within said 60-day period, Lessee shall be subject to damages and for any attorney's fees incurred by Lessors in obtaining such release.

13. Lessee shall bury all pipelines at least forty (40) inches below the surface of the above-described real estate.

14. Lessee shall haul trash to the landfill and shall dump no trash in any pits.

15. The Lessee shall not have the right to use fresh water produced from the above-described real estate for the purpose of secondary recovery by water flood, pressure maintenance or other similar operations.

16. Before commencing any drilling operations upon portions of the above-described real estate, the Lessee shall pay the sum of one thousand dollars ($1,000.00) to the Lessor as a deposit to be applied against damages to land and crops caused by the operations of the Lessee. If the described real estate, is damaged (physical and/or loss to crop production capability or loss to grazing rights) to an amount greater than the amount paid prior to drilling operations, then Lessee shall promptly pay Lessor such additional damages.

17. In the event of production of only gas in commercial quantities and in the further event said gas well is shut-in, the Lessee shall pay shut-in gas royalties of three hundred twenty dollars ($320.00) per year for the three (3) year period after such gas well is completed and thereafter, the shut-in royalty payments shall be one thousand dollars ($1,000.00) per year. If gas has not been sold from said premises within six (6) years from completion of said gas well, this lease shall expire six (6) years from the date of completion of said gas well.

18. Notwithstanding anything to the contrary contained in this Lease, if during the three (3) year primary term hereof, a well is drilled and oil is produced therefrom in commercial quantities, Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within four (4) years from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well. If no well is drilled producing oil in commercial quantities during the three (3) year primary term of this Lease and pursuant to Paragraph 34 of this Lease, the primary term is extended for an additional two (2) year period, if a well is drilled and oil is produced in commercial quantities during said extended two (2) year period, the Lessee agrees either to commence drilling operations for an additional oil well and complete said operations within seventy-two (72) months from the date of this Lease or release all acreage in said Lease except the forty (40) acres immediately surrounding the first producing well.

19. Lessee shall use plastic lined pits on water pits but shall not be required to use plastic lined working and reserve pits. Within ninety (90) days after the pits are dry, Lessee shall then close the pit and restore the premises. All free fluids will be removed and the pits closed in such fashion as to protect from standing water and ponding, and pursuant to the Kansas Corporation Commission regulations. Notwithstanding anything herein contained to the contrary, the Lessee or any assignee of the Lessee shall be responsible for restoring the surface, as near as practicable. to its original condition within ninety (90) days after pits are dry following the drilling of a dry hole or within ninety (90) days after the pitsare dry and following termination of production from a producing well. The obligation to restore the surface shall not apply to the Lessee in the event the Lessee shall no longer be the operator of the Lease and the Lessee shall have assigned it's interest in this Lease to other parties. In the event of an assignment by the Lessee, the Assignee shall be obligated to fulfil the obligations created by this paragraph.

20. The Lessee agrees that in connection with its operations upon the above-described real estate, the shale and reserve pits will be dug in such a manner as to remove and preserve the Lessor's topsoil and to segregate the topsoil from the subsoil and after use, said pits will be backfilled by Lessee pursuant to this lease at such time as the Lessor shall direct.

21. The Lessee agrees to comply with all rules and regulations of the United States Department of Agriculture, Natural Resources Conservation Services and appropriate Farm Service Agency with respect to any conservation Reserve Program covering the above-described real estate. In particular, when drilling and operations have terminated, the Lessee shall restore the surface to its present condition, including the reseeding of grass acceptable to the Natural Resources Conservation Services and Farm Service Agency.

22. Lessee shall not enter or attempt to enter onto the leased land during muddy conditions, except as may be agreed by Lessor. In the event Lessee shall already be on and conducting seismic or drilling operations when muddy conditions develop, then Lessee shall use reasonable efforts to minimize damage to land, but Lessee shall not be required to stop operations due to muddy conditions.

23. Notwithstanding any other provision of this lease, the Lessor and Lessee agrees that this lease does not provide Lessee with a pipeline right of way and/or easement for carrying or transporting gas, oil, or other oil and gas related materials that are solely produced from locations not originating on the leased land or on land to which the leased land is unitized.

24. The Lessee upon request shall allow Lessor or Lessor's representative(s) to view copies of any logs in its possession or under its control relative to the geologic structure of the above-described real estate. Such information shall be kept strictly confidential by the Lessor.

25. Notwithstanding anything herein contained to the contrary, no well shall be drilled nearer than three hundred feet (300') to the house, barn or any other structure on said premises without the written consent of the Lessor.

26. Notwithstanding the provisions of this lease to the contrary, if the Lessee determines that the appropriate drill site for a well on either a contiguous tract or on the real estate covered by this lease is closer than three hundred thirty feet (330') to the property line between the two (2) real estate tracts, the Lessee is hereby authorized to drill such well within thee hundred thirty feet (330') of the property line between the two (2) real estate tracts.

27. In the event a well producing oil in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that an oil unit of forty (40) acres may be established by pooling twenty (20) acres in a square form around the will bore on the property covered by this lease and twenty (20) acres contiguous property. The unit shall consist of twenty (20) acres from this lease and twenty (20) acres from the contiguous property.

28. In the event a well producing gas in commercial quantities is drilled under the provisions of Paragraph 26 of this lease, then and in such event, the Lessors agree that a gas unit of one hundred sixty (160) acres, consisting of eighty (80) acres in a square or rectangular form on the contiguous real estate and eighty (80) acres in a square or rectangular form on the real estate covered by this lease. Said gas unit shall consist of one hundred sixty (160) contiguous acres in a square or rectangular form.

29. Any pumping units shall be lowered so as not to interfere with any center pivot irrigation system, now or hereafter installed upon the above-described real estate.

30. If the Lessee conducts any drilling operations upon any portion of the above-described real estate which is irrigated land, the Lessee shall either use tanks and shall permit no free fluids to remain on said premises or, at the option of the Lessee, pits may be dug but as soon as the pits are dry, all free fluids will be removed and the pits closed as herein provided.

SCHEDULE "A"

31. Lessee shall make all reasonable efforts not to go upon or conduct operations upon the irrigated portion of the above described real estate during unusually wet conditions and shall further take all reasonable and necessary steps to restore the premises, following such operations, to its original condition. Crop damages shall be based upon the average crop yield for the field upon which such damages occur at the price of such crops at the time of harvest, including any resulting loss of profits as a result of Lessee's operations to the extent that they prevent timely irrigation of crops on the damaged property.

32. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre for 3-D seismic exploration activities on the property. If crop damages resulting from said 3-D seismic exploration exceed $800.00 for the quarter section covered by this Lease, the Lessee shall pay such additional amount of crop damages which exceeds $800.00.

33. Lessor and Lessee have participated jointly in the negotiation and drafting of this lease. In the event an ambiguity or questions of intent or interpretation arises, this lease shall be construed as if drafted jointly by both parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this lease.

34. Lessee, its successors and assigns, shall have sole and exclusive options, but not the obligation, ending upon the expiration date of the primary term of this lease, to elect to extend the term of all or any part of said lease for a term of two (2) years by tendering to Lessor hereunder the sum of fifteen dollars ($15.00) per net mineral acre owned by Lessor and selected by Lessee. Lessee shall file an Affidavit of Extension in the records of Pawnee County, Kansas upon its election to exercise the foregoing option.

Reed A. Peters (signature) Reed A. Peters
Senior Trust Officer of FIRST STATE BANK AND TRUST COMPANY, TRUSTEE OF THE KELLER TRUST dated 8/15/1969

ACKNOWLEDGMENT FOR INDIVIDUAL

STATE OF KANSAS, COUNTY OF PAWNEE, SS:

The foregoing instrument was acknowledged before me this 19 day of November 2008, by Reed A. Peters of **FIRST STATE BANK AND TRUST COMPANY, TRUSTEE OF THE KELLER TRUST** dated 8/15/1969

(Seal) PATTY SMITH
State of Kansas
My Appt. Exp. Jan. 20, 2012

Patty Smith (signature)
Notary Public Patty Smith

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

March 12, 2010

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **McCoy Lease**
Legal: **SW/4 29-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The Southwest Quarter (SW/4) of Section Twenty-Nine (29), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. I-10077covers the period of time from Entry from the United States Government to October 2, 1897 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc.

2. The Supplemental Abstract which is unnumbered covers the period of time from October 2, 1897 at 8:00 o'clock a.m. to February 14, 1963 at 9:00 o'clock a.m. at which time the abstract was certified to and extended by Wilson Abstract Co., bonded abstracter of Pawnee County, Kansas.

3. The next Supplement Abstract which is unnumbered covers the period of time from February 14, 1963 at 9:00 o'clock a.m. to May 7, 1963 at 9:00 o'clock a.m., at which time the abstract was certified to and extended by Wilson Abstract Co., bonded abstracter of Pawnee County, Kansas.

4. The next Supplemental Abstract No. 7-81357 covers the period of time from May 7, 1963 at 9:00 o'clock a.m. to July 31, 1981 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

5. The next Supplemental Abstract No. 1-10077 covers the period of time from July 31, 1981 at 8:00 o'clock a.m. to February 11, 1983 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

6. The next Supplemental Abstract No. 3-8456 covers the period of time from February 11, 1983 at 8:00 o'clock a.m. to March 22, 1984 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

7. The final Supplemental Abstract No. 1-10077 covers the period of time from March 22, 1984 at 8:00 o'clock a.m. to February 4, 2010 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

Jolene D. McCoy f/k/a Jolene D. Pelton - All Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2009 and all prior years are paid in full.

2. At Entry No. 14 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	SW/4 29-20-20, Pawnee County, Kansas
LESSORS:	Jolene McCoy
LESSEE:	Forrest S. Woodside
FORM:	Form 88- (Producer's Special) (PAID-UP) 63U (Rev. 1993)

DATED:	June 23, 2008
RECORDED:	October 14, 2008 in Book M110 at Page 182 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	None (See copy of Oil and Gas Lease attached).
RATIFICATION:	The appears at Entry No. 18 of the Final Supplemental Abstract a Ratification of Oil and Gas Lease from Jolene McCoy f/k/a Jolene D. Pelton and Bradley D. McCoy, husband and wife, to Downing-Nelson Oil Co., Inc. The said Ratification ratifies the Oil and Gas Lease shown in Book M110 at Page 182.
ASSIGNMENT:	There appears at Entry No. 15 of the Final Supplemental Abstract an Assignment of Oil and Gas Lease from Forrest S. Woodside to G. L. Allison Oil Operations, Inc., wherein the Grantor retained 5% of 8/8 ORRI. At Entry No. 16 there appears an Assignment of ORRI from Forrest Woodside to David R. Spare conveying a 2.5% of 8/8 ORRI. At Entry No. 17 there appears an Assignment of Oil and Gas Lease from G. L. Allison Oil Operations, Inc., to Downing-Nelson Oil Co., Inc., which assigns all working interest in the above referenced Oil and Gas Lease shown in Book M110 at Page 182 subject to the 5% ORRI.

3. Please note that the abstracts to the above described property as set out beginning on the first page of this Drilling Title Opinion does not contain what is commonly known as a "Base Abstract". When abstracts are being examined for purposes of a title opinion, the examining attorney must look to a Base Abstract in order to clarify that title to this property started with the Patent given by the United States Government to the first person who owned the property by reason of that Patent. In this case, the abstract begins with the period of time beginning October 2, 1897 at 8:00 o'clock a.m. While it is entirely likely that there are no significant entries in the abstract prior to the date, I am unable to render a complete title opinion without having that information available.

REQUIREMENT: I require that the abstract be returned to the abstracter for purposes of either preparation of a new Base Abstract, or in the alternative, for a re-certification of the Base Abstract as shown at Paragraph No. 1 above.

4. I find of record numerous Oil and Gas Leases and term royalty conveyances which have expired by their primary term but which remain unreleased of record. FURTHER PROVIDED at Entry No. 12 of the First Supplemental Abstract appears an Oil and Gas Lease dated June 18, 1953 and recorded August 11, 1953 at Book M/19 at Page 492 from Hazel E. Steffen and Louis L. Steffen, her husband, as Lessors to W. J. Sherman, as Lessee. That Oil and Gas Lease was subsequently assigned to other parties. However, at Entry No. 1 of the next Supplemental Abstract appears an Affidavit of Production dated April 5, 1963 and recorded April 5, 1963 at Book M/36 at Page 365 pursuant to which the Oil and Gas Lease last shown above is extended by reason of production. Thereafter, there are numerous Assignments of Overriding Royalty Interest and Working Interest with respect to said Oil and Gas Lease. There also appears of record at Entry No. 2 of Supplemental Abstract No. 3-8456 an Oil and Gas Lease dated February 11, 1983 and recorded July 6, 1983 at Book M/82 at Page 993 from Lelia May Pelton, Conservator for Jolene D. Pelton, as Lessor, to Emmett J. Bauer, Inc., as Lessee. That Oil and Gas Lease was also subsequently assigned to other parties. At Entry No. 10 of said Supplemental Abstract there appears an Affidavit of Production dated February 4, 1984 and recorded February 8, 1984 at Book M/84 at Page 622 pursuant to which the Oil and Gas Lease shown above is extended by reason of production. There are also numerous Assignments with respect to said Oil and gas Lease. FURTHER, there is not a release of said Oil and Gas Leases shown of record.

REQUIREMENT: I require that the above described Oil and Gas Leases be released of record, or in the alternative, that an appropriate Affidavit from an individual knowledgeable concerning said Oil and Gas Leases and the real estate which it covers, showing that the above said Oil and Gas Leases have terminated by reason of termination of production. Such Affidavit should state when production from the Oil and Gas Lease stopped and further, when the well or wells from which production was obtained were plugged. That Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

5. At Entry No. 10 of the Final Supplemental Abstract there appears a Real Estate Mortgage dated March 15, 2000 and recorded May 9, 2000 in Book 169 at Page 245 in the Office of the Register of Deeds of Pawnee County, Kansas, from Jolene D. McCoy f/k/a Jolene D. Pelton and Bradley McCoy, wife and husband, to Commercial Federal Bank of Great Bend, Kansas. There also appears at Entry No. 12 of the Final Supplemental Abstract a Real Estate Mortgage dated June 30, 2004 and recorded July 6, 2004 in Book 189 at Page 20 in the Office of the Register of Deeds of Pawnee County, Kansas, from Bradley McCoy and Jolene D. McCoy, to Commercial Federal Bank of Great Bend, Kansas. The Mortgages are in the principal amount of $23,000.00 and $27,000.00 respectively and constitute first and prior liens on the property.

REQUIREMENT: I require that the above described Mortgages be satisfied and released of record, or in the alternative that a subordination agreement be obtained from the mortgagee and placed of record in the office of the Register of Deeds of Pawnee County, Kansas, prior to your beginning development operations on the property.

6. I find the following Right-of-Way and Easements of record, to-wit:

a) At Entry No. 2 of the Supplemental Abstract No. 7-81,357 there appears a Roadway Easement from Hazel B. Steffen and Louis L. Steffen, her husband, to Lario Oil & Gas Company, dated December 31, 1963 and recorded on January 9, 1964 in Book M/37, Page 378 in the Office of the Register of Deeds of Pawnee County, Kansas, which easement grants a roadway easement on, over and across the captioned property.

b) At Entry No. 3 of the Supplemental Abstract No. 7-81,357 there appears a Right-of-Way from Hazel B. Steffen and Louis L. Steffen, her husband, to Lario Oil & Gas Company, dated December 31, 1963 and recorded on January 9, 1964 in Book M/37 at Page 379 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, maintain and operate a pipeline on, over and across the captioned property.

c) At Entry No. 5 of the Supplemental Abstract No. 7-81,357 there appears a Salt Water Disposal Lease from Hazel B. Steffen and Louis L. Steffen, her husband to Lario Oil & Gas Company, dated December 20, 1963 and recorded on April 6, 1964 in Book M/38 at Page 81 in the Office of the Register of Deeds of Pawnee County, Kansas, which Lease provides for a salt water disposal well on the above captioned property for disposal of salt water from other leases in the vicinity.

d) At Entry No. 6 of the Supplemental Abstract No. 7-81,357 there appears an Easement from Hazel B. Steffen and Louis L. Steffen, her husband, to Lario Oil & Gas Company, dated April 10, 1964 and recorded on April 15, 1964 in Book M/38 at Page 102 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants a strip of land for roadway on, over and across the captioned land.

e) At Entry No.7 of the Supplemental Abstract No. 7-81,357 there appears a Right-of-Way Grant from Louis L. Steffen and Hazel B. Steffen, his wife, to Lario Oil & Gas Company, dated November 15, 1967 and recorded February 14, 1968 in Book DD at Page 372 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, operate and maintain a pipeline for the transportation of oil or gas on, over and across the captioned property.

f) At Entry No. 8 of the Supplemental Abstract No. 7-81,357 there appears a Pipeline Right-of-Way Grant from Louis L. Steffen and Hazel B. Steffen, his wife, to Skelly Oil Company, dated December 7, 1967 and recorded March 8, 1968 in Book M/45 at Page 330 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to construct, operate and maintain a pipe line for the transportation of oil or gas on, over and across the captioned property.

g) At Entry No. 9 of the Supplemental Abstract No.7-81,357 there appears a Pump Station Site Lease from L. L. Steffen and Hazel Steffen, husband and wife, to Skelly Oil Company, dated August 9, 1968 and recorded August 19, 1968 in Book M/46 at Page 251 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to erect, maintain and operate a pump station on the above captioned property.

h) At Entry No. 10 of the Supplemental Abstract No. 7-81,357 there appears a Tank Site Lease from Louis L. Steffen and Hazel B. Steffen, his wife, to Skelly Oil Company, dated September 5, 1969 and recorded October 6, 1969 in Book M/48 at Page 586 in the Office of the Register of Deeds of Pawnee County, Kansas, which grants the right to erect, maintain and operate a tank site on the above captioned property.

i) At Entry No. 11 of the Supplemental Abstract No. 7-81,357 there appears an Assignment of Rights-of-Way from Skelly Oil Company to Getty Oil Company dated January 26, 1977 and recorded March 21, 1977 in Book M/63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns rights of ways recorded in Book M/45 at Page 330, Book M/46 at Page 251, and Book M/48 at Page 586.

j) At Entry No. 3 of the Supplemental Abstract No. 1-10077 there appears an Assignment of Rights-of-Way from Getty Oil Company to Texaco Trading and Transportation, Inc., dated December 31, 1986 and recorded February 6, 1987 in Book M/89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigns rights of ways recorded in Book M/45 at Page 330, Book M/46 at Page 251, and Book M/48 at Page 586.

k) At Entry No. 4 of Supplemental Abstract No. 1-10077 there appears a Certificate of Merger from Texaco Trading and Transportation, Inc., to Equilon Enterprises, LLC.

l) At Entry No. 11 of Supplemental Abstract No. 1-10077 there appears a Assignment of Right of Way from Equilon Enterprises, LLC to Seminole Transportation and Gathering, Inc., dated July 1, 2001 and recorded on October 31, 2001 in Book M/103 at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas, which Assignment assigned the pipeline shown in Book M/45 at Page 330.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

7. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate

drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

8. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

9. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

10. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

11. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

FORM 88 — (PRODUCER'S SPECIAL) (PAID-UP)
63U (Rev. 1993)

Reorder No. 09-115

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 23rd day of June, 2008

by and between Jolene McCoy

whose mailing address is 26506 24th Rd., Ensign, Ks. 67841 hereinafter called Lessor (whether one or more),

and Forrest S. Woodside

, hereinafter called Lessee:

Lessor, in consideration of Ten and more Dollars ($ 10.00+) in hand paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the lessee herein contained, hereby grants, leases and lets exclusively unto lessee for the purpose of investigating, exploring by geophysical and other means, prospecting drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases, and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, telephone lines, and other structures and things thereon to produce, save, take care of, treat, manufacture, process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after-acquired interest, therein situated in County of Pawnee State of Kansas described as follows to-wit:

The SouthWest Quarter (SW/4)

In Section 29 Township 20 Range 20 and containing 160 acres, more or less, and all accretions thereto.

Subject to the provisions herein contained, this lease shall remain in force for a term of 3 years from this date (called "primary term"). and as long thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor, free of cost, in the pipe line to which lessee may connect wells on said land, the equal one-eighth (⅛) part of all oil produced and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, one-eighth (⅛), at the market price at the well, (but, as to gas sold by lessee, in no event more than one-eighth (⅛) of the proceeds received by lessee from such sales), for the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is not sold or used, lessee may pay or tender as royalty One Dollar ($1.00) per year per net mineral acre retained hereunder, and if such payment or tender is made it will be considered that gas is being produced within the meaning of the preceding paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the lessee shall commence to drill a well within the term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall be paid the said lessor only in the proportion which lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for lessee's operation thereon, except water from the wells of lessor.

When requested by lessor, lessee shall bury lessee's pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of lessor.

Lessee shall pay for damages caused by lessee's operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to lessor or place of record a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor, by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof, and the undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

Lessee, at its option, is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as to promote the conservation of oil, gas or other minerals in and under and that may be produced from said premises, such pooling to be of tracts contiguous to one another and to be into a unit or units not exceeding 40 acres each in the event of an oil well, or into a unit or units not exceeding 640 acres each in the event of a gas well. Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall receive on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage so pooled in the particular unit involved.

REGISTER OF DEEDS — Seal — PAWNEE COUNTY KANSAS

No. 20081462 Book M110 Page 182
Pawnee County, State of Kansas
RECORDED

Oct 14, 2008 4:20 PM Fees $12.00

Jacque Schulze, Register of Deeds

Ver TL
Num TL
Scan
Copy TL
Ck

IN WITNESS WHEREOF, the undersigned execute this instrument as of the day and year first above written.

Witnesses:

x Jolene M McCoy

JACKIE BROWN
Notary Public - State of Kansas
My Appt. Exp.

STATE OF ______________________
COUNTY OF ______________________ ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ________ day of ______________________, ______.
by ____ and ______________________

My commission expires ____
Notary Public

STATE OF ______________________
COUNTY OF ______________________ ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ________ day of ______________________, ______.
by ____ and ______________________

My commission expires ____
Notary Public

STATE OF ______________________
COUNTY OF ______________________ ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ________ day of ______________________, ______.
by ____ and ______________________

My commission expires ____
Notary Public

STATE OF ______________________
COUNTY OF ______________________ ACKNOWLEDGMENT FOR INDIVIDUAL (KsOkCoNe)
The foregoing instrument was acknowledged before me this ________ day of ______________________, ______.
by ____ and ______________________

My commission expires ____
Notary Public

No. ________

OIL AND GAS LEASE

FROM

TO

Date ________
Section ________ Twp. ________ Rge. ________
No. of Acres ________ Term ________
County ________

STATE OF ________
County ________
This instrument was filed for record on the ________ day of ________, ________
at ________ o'clock ________ M., and duly recorded
in Book ________ Page ________ of
the records of this office.
________ Register of Deeds.
By ________
When recorded, return to ________

STATE OF Kansas
COUNTY OF Gray ACKNOWLEDGMENT FOR CORPORATION (KsOkCoNe)
The foregoing instrument was acknowledged before me this 1st day of July 2008
by Jackie Brown
of Great Plains Federal Credit Union a
corporation, on behalf of the corporation.
My commission expires 12-10-11 Jackie Brown
Notary Public

JACKIE BROWN
Notary Public – State of Kansas
My Appt. Exp.

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

August 28, 2009

LEASE PURCHASE TITLE OPINION

Reference Project: **Pawnee County - Purchase from Smoky Valley Resources, Inc.**
Lease: **Tombaugh Lease**
Legal: **W/2 6-21-20, Pawnee County**

Downing-Nelson Oil Co., Inc.
P. O. Box 372
Hays, KS 67601

Gentlemen:

You have directed me to examine the records in the Office of the Register of Deeds of Pawnee County, Kansas. I am advised that this examination is for the purchase of 100% of the working interest in the Oil and Gas Lease in question which is presently owned by Smoky Valley Resources, Inc.

Accordingly, at your direction, I have examined the records of the Register of Deeds with respect to the following described property located in Pawnee County, Kansas, to-wit:

> West Half (W/2) of Section Six (6), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M.

1. I have examined the records in the Office of the Register of Deeds of Pawnee County, Kansas for the period of time from United States Government to August 19, 2009 at 8:00 o'clock a.m.

Based upon my examination of the foregoing records as stated hereinabove, I find that the Oil and Gas Lease as described hereinafter is owned as follows, to-wit:

ROYALTY INTEREST:

Anita T. Achterberg	-	.02083330
Karen T. Dean	-	.01041660
Sandra J. Erhman	-	.01041670
Carl Spreen	-	.02083330
Tombaugh Farm Account	-	.02083330
P. Douglas Tombaugh	-	.04166600

OVERRIDING ROYALTY INTEREST:

Biggs Oil, LLC	-	.00512700
Wilma Jean Schenk Rev. Trust	-	.00512700
Ralph B. Thomas, et	-	.00512700
David H. Tripp	-	.00512700
Jerry & Susan Green, JTWROS	-	.01724600
Mike J. & Ginger L. Fritzler	-	.01724600

WORKING INTEREST:

Smoky Valley Resources, Inc.	-	.8200000

SUBJECT, HOWEVER, to the following:

1. I did not make an examination of the records in the Office of the County Treasurer of Pawnee County, Kansas, and accordingly I can make no finding as to the status of payment of real estate taxes on the above described real property.

2. Because the purpose of this title opinion is to determine the present ownership of the working interest in the Oil and Gas Lease described herein, I did not determine the current ownership of the surface rights, mineral rights or overriding royalty interest with respect to the following described Oil and Gas Lease. The interest shown above as royalty interest or overriding royalty interest are taken from the current payment records of the oil purchasing company, National Cooperative Refinery Association. I have determined that the hereinafter described Oil and Gas Lease was taken from the appropriate parties at the time of granting the Lease and that all persons necessary to the granting of the Oil and Gas Lease have either signed an Oil and Gas Lease or a Ratification of that Oil and Gas Lease. However, I have not followed the chain of title with respect to the landowner interest and overriding royalty interest and accordingly the division of interest as taken from the oil purchasing company is not warranted under this title opinion.

3. I find the following Oil and Gas Lease (see copy attached) of record, to-wit:

PROPERTY COVERED: W/2 of Sec. 6-21-20

LESSORS: Charles F. Tombaugh and Robert M. Tombaugh,

	Executors of the Will and Estate of Muron D. Tombaugh, Deceased, acting by and under the authority of the order of the probate court of Pawnee County, Kansas, made and entered on November 7, 1967, in Case No. 8703, entitled "In the Matter of the Estate of Muron D. Tombaugh, Deceased.
LESSEE:	Pickrell Drilling Company
FORM:	Form 88 (Producers) 4-62 B
DATED:	November 7, 1967
RECORDED:	November 21, 1967 in Book M44 at Page 403 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The Lease provides for a delay rental in the amount of $320.00 due and payable on or before November 7, 1968, in order to extend the term for the second year of the lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached).

4. There appears of record a Ratification of Oil and Gas Mining Lease from Clyde W. Tombaugh and Patricia Tombaugh, his wife; Roy W. Tombaugh and Dorothy Tombaugh, his wife; and, Esther I. Spreen and Christian Spreen, her husband, dated February ___, 1969 and recorded March 3, 1969 in Book M47 at Page 319 in the Office of the Register of Deeds of Pawnee County, Kansas. This Ratification serves to ratify, approve and confirm the above described Oil and Gas Lease from the Muron D. Tombaugh Estate to Pickrell Drilling Company recorded in Book M44 at Page 403 in the Office of the Register of Deeds of Pawnee County, Kansas.

5. There appears of record a Ratification of Oil and Gas Mining Lease from Charles F. Tombaugh and Naomi Tombaugh, his wife, dated February ___, 1969 and recorded March 3, 1969 in Book M47 at Page 321 in the Office of the Register of Deeds of Pawnee County, Kansas. This Ratification serves to ratify, approve and confirm the above described Oil and Gas Lease from the Muron D. Tombaugh Estate to Pickrell Drilling Company recorded in Book M44 at Page 403 in the Office of the Register of Deeds of Pawnee County, Kansas.

6. There appears of record a Ratification of Oil and Gas Mining Lease from Robert M. Tombaugh and Ethel Tombaugh, his wife, and Anita T. Achterberg and Gayle Achterberg, her

husband, dated February 6, 1969 and recorded March 3, 1969 in Book M47 at Page 323 in the Office of the Register of Deeds of Pawnee County, Kansas. This Ratification serves to ratify, approve and confirm the above described Oil and Gas Lease from the Muron D. Tombaugh Estate to Pickrell Drilling Company recorded in Book M44 at Page 403 in the Office of the Register of Deeds of Pawnee County, Kansas.

7. There appears of record an Proof of Production (see copy attached) recorded in Book M51 at Page 283 in the Office of the Register of Deeds of Pawnee County, Kansas, dated February 4, 1971 and recorded February 8, 1971 from Carl W. Sebits, stating that production was established under and pursuant to the above described Oil and Gas Lease. I am advised that production has continued under that Oil and Gas Lease from the date of that Affidavit of Production and Development to current date.

REQUIREMENT: I make no requirement with respect to such Affidavit of Production and Development. It is included here for information purposes.

8. At Book M51 at Page 284 of the records of the Register of Deeds of Pawnee County, Kansas, appears an Assignment of Oil and Gas Lease from Pickrell Drilling Company to Southwest Petro-Chem (Production), Inc., conveying 1/16 working interest in the Oil and Gas Lease shown above. I do not find an assignment from Southwest Petro-Chem (Production), Inc., to any other party.

REQUIREMENT: I require that an assignment from Southwest Petro-Chem (Production), Inc., to Smoky Valley Resources, Inc., be place of record in the Office of the Register of Deeds of Pawnee County, Kansas.

9. In Book M51 at Page 286 appears an Assignment of 24/160ths working interest to Cecil Burton. At Book M99 at Page 137 appears an Assignment of all of Grantor's interest from Burton Oil & Gas Properties to Castle Resources, Inc.

REQUIREMENT: A determination must be made whether Burton Oil & Gas Properties is the successor in title to Cecil Burton. If so, an appropriate assignment of that working interest must be place of record in the Office of the Register of Deeds of Pawnee County, Kansas. If Burton Oil & Gas Properties is not the successor in title to Cecil Burton, this matter should be referred to this examiner for further requirements.

10. At Book 134 at Page 315 ad Page 321 appears Mortgages from James E. Stewart and Kenton S. Stewart of their interest in this Lease to White Star Machinery and Supply Co., Inc.; Berry Tractor and Equipment Co., Inc.; and Berry Companies, Inc., neither of said Mortgages have been released of record.

REQUIREMENT: I require that both of said Mortgages be released of record.

11. I find the following Right-of-Way and Easements of record, to-wit:

a) There appears of record a Right-of-Way from Roy W. Tombaugh to Chase Transportation Company, dated September 5, 1979 and recorded on October

4, 1979 in Book MJJ at Page 80 in the Office of the Register of Deeds of Pawnee County, Kansas, This Right-of-Way provides for an oil and gas pipeline on, over and across the captioned property.

b) There appears of record a Right-of-Way from Charles F. Tombaugh to Chase Transportation Company, dated July 20, 1979 and recorded on October 4, 1979 in Book MJJ at Page 81 in the Office of the Register of Deeds of Pawnee County, Kansas, This Right-of-Way provides for an oil and gas pipeline on, over and across the captioned property.

c) There appears of record a Right-of-Way from Esther T. Spreen to Chase Transportation Company, dated September 5, 1979 and recorded on October 4, 1979 in Book MJJ at Page 82 in the Office of the Register of Deeds of Pawnee County, Kansas, This Right-of-Way provides for an oil and gas pipeline on, over and across the captioned property.

d) There appears of record a Right-of-Way from Leora Mae Steffan and Constance Jean Norris, to Chase Transportation Company, dated July 31, 1979 and recorded on October 4, 1979 in Book MJJ at Page 83 in the Office of the Register of Deeds of Pawnee County, Kansas, This Right-of-Way provides for an oil and gas pipeline on, over and across the captioned property.

e) There appears of record an Assignment of Right of Way from Chase Pipeline Company to Chase Transportation Company, dated December 20, 2004 and recorded February 28, 2005 in Book MA1 at Page 119 in the Office of the Register of Deeds of Pawnee County, Kansas. This Assignment transfers all of Chase Pipeline Company's right, title and interest in pipe lines on, over and across the captioned property.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

12. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

13. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location

of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with

respect to which this examiner has not been advised.

14. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your purchase of the oil and gas leasehold.

15. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

#123

STATE OF Kansas, Pawnee County } SS. Fee $3.16

This instrument was filed for record on the 3 day of Feb. 1971 at 9:30 o'clock A. M., and duly recorded in Book M/51 of Misc. on page 283

[signature] Register

PROOF OF EXTENSION OF LEASE BY PRODUCTION

STATE OF KANSAS)
) ss
COUNTY OF SEDGWICK)

CARL W. SEBITS, of lawful age, being duly sworn on oath, ~~deposes and~~ says:

That he is one of the owners of a certain Oil and Gas Lease dated November 7, 1967, by and between Charles F. Tombaugh and Robert M. Tombaugh, Executors of the Will and Estate of Muron D. Tombaugh, Deceased, as Lessors, and Pickrell Drilling Company, as Lessee, which lease is recorded in Book Misc. 44 at Page 403 of the records of Pawnee County, Kansas, covering the following described land, to-wit:

> The West Half (W/2) Section 6, Township 21 South, Range 20 West, of said County and State, containing 320 acres, more or less.

That the Oil and Gas Lease above described is for a primary term of five (5) years from November 7, 1967, and as long thereafter as oil, gas casinghead gas, casinghead gasoline or any of the products covered by the lease are or can be produced.

That CARL W. SEBITS and the other owners commenced the drilling of a test well on the aforementioned oil and gas lease on December 26, 1970, and that said test well was productive of oil and/or gas in paying quantities, and that said oil and/or gas well was completed on or about February 3, 1971, and that oil and/or gas is being produced from the premises, and that the oil and gas lease above referred to will remain in full force and effect as long as oil and/or gas is produced therefrom, or the premises are being developed or operated.

THIS AFFIDAVIT is made for and on behalf of Carl W. Sebits and the other owners of said oil and gas lease, for the purpose of giving notice to all persons whomsoever of their claim of ownership and the existence and continuing validity of said oil and gas lease, in accordance with Section 55-205 of the revised Statutes of Kansas 1949.

DATED this 4th day of February, 1971.

[signature]
Carl W. Sebits

SUBSCRIBED and SWORN to before me, the undersigned, a Notary Public, on this 4th day of February, 1971.

[signature]
Helen L. Martin, Notary Public

My Commission expires August 19, 1971.

STATE OF KANSAS)
) ss
COUNTY OF SEDGWICK)

Before me, the undersigned, a Notary Public, within and for said County and State, on this 4th day of February, 1971, personally appeared CARL W. SEBITS, to me personally known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

[signature]
Helen L. Martin, Notary Public

My Commission expires August 19, 1971.

M51-283

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned, Smokey Valley Resources, Inc., hereinafter called Assignor, for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over unto Downing-Nelson Oil Co., Inc., hereinafter called Assignee, 100% working interest (82% net revenue interest) subject to overriding royalty interests as appear of record, in and to the following Oil and Gas Leases:

> Oil and Gas Lease dated November 7, 1967, from Charles F. Tombaugh, and Robert M. Tombaugh, Executor of the Will and Estate of Muron D. Tombaugh, deceased acting by and under the authority of the Order of the Probate Court of Pawnee County, Kansas made and entered on November 7, 1967, Case No. 8703, entitled "*In the matter of the Estate of Muron D. Tombaugh, deceased*, as Lessors to Pickrell Drilling Company, Lessee and was recorded in Book M/44, Page 403, Register of Deeds Office, Pawnee County, Kansas,
>
> insofar as said lease covers the West Half of Section Six (6) Township Twenty-one (21) South Range Twenty (20) West, Pawnee County, Kansas, and;
>
> Oil and Gas Lease dated October 26, 1962 by and between Carl E. Chaddick and Fay K. Chaddick, his wife, et al., as Lessors and K.S. Martin, as Lessee, recorded in Book M/35, Page 543,
>
> insofar as said lease covers the Southeast Quarter (SE/4) of Section Thirty-one (31) Township Twenty (20) South Range Twenty (20) West, Pawnee County, Kansas

together with the rights incident thereto and the personal property thereon appurtenant thereto used or obtained in connection therewith.

AND for the same consideration the Assignor covenants with the Assignee, its heirs, successors or assigns that the Assignor is the lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property free and clear of all liens, encumbrances or adverse claims; that the leases is a valid and subsisting lease on the land above described and all conditions necessary to keep the same in full force have been performed and that the Assignor will warrant and forever defend the same against all persons whomsoever lawfully claiming or to claim the same.

EXECUTED this 3 day of September, 2009.

Form 88—(Producers)
4-62

B

OIL AND GAS LEASE

AGREEMENT, made and entered into November 7, 19 67, by and between Charles F. Tombaugh and Robert M. Tombaugh, executors of the will and estate of Muron D. Tombaugh, deceased, acting by and under the authority of the order of the probate court of Pawnee County, Kansas, made and entered on November 7, 1967, in case no. 8703, entitled "In the Matter of the Estate of Muron D. Tombaugh, deceased".

Party of the first part, hereinafter called lessor (whether one or more) and Pickrell Drilling Company Party of the second part, hereinafter called lessee.

WITNESSETH, That the said lessor, for and in consideration of One & Other - - - - - - - - - - - - - - - - - DOLLARS cash in hand paid, receipt of which is hereby acknowledged, and of the covenants and agreements hereinafter contained on the part of the lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto said lessee, for the purpose of investigating, exploring by geophysical and other means, prospecting, drilling, mining and operating for and producing oil, liquid hydrocarbons, all gases, and their respective constituent products, injecting gas, waters, other fluids, and air into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, roadways and other structures and things thereon to produce, save, take care of, treat, process, store, transport and market said oil, liquid hydrocarbons, gases and their respective constituent products, the following described land together with any reversionary rights and after-acquired interests therein, situated in the County of Pawnee State of Kansas described as follows, to-wit:

West Half (W/2)

of Section 6 Township 21South Range 20 West and containing 320 acres more or less.

It is agreed that this lease shall remain in full force for a term of Five (5) years from this date, and as long thereafter as oil or gas, or either of them, is produced from said land by the lessee, or the premises are being developed or operated.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor, free of cost, in the pipe line to which he may connect his wells, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

2nd. The lessee shall pay to lessor for gas produced from any oil well and used by the lessee for the manufacture of gasoline or any other product as royalty 1/8 of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty 1/8 of the proceeds of the sale thereof at the mouth of the well. The lessee shall pay lessor as royalty 1/8 of the proceeds from the sale of gas as such at the mouth of the well where gas only is found and where such gas is not sold or used, lessee shall pay or tender annually at the end of each yearly period during which such gas is not sold or used as royalty, an amount equal to the delay rental provided in the next succeeding paragraph hereof, and while said royalty is so paid or tendered this lease shall be held as a producing lease under the above term paragraph hereof; the lessor to have gas free of charge from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

If no well be commenced on said land on or before November 7, 19 68, this lease shall terminate as to both parties, unless the lessee on or before that date shall pay or tender to the lessor, or to the lessor's credit in The Pay Direct Bank at ________ or its successors, which shall continue as the depository regardless of changes in the ownership of said land, the sum of Three Hundred Twenty & no/100 - - - - - - DOLLARS, which shall operate as a rental and cover the privilege of deferring the commencement of a well for twelve months from said date. In like manner and upon like payments or tenders the commencement of a well may be further deferred for like periods of the same number of months successively. All such payments or tenders of rental may be made by check or draft of lessee or any assignee thereof, mailed or delivered on or before the rental paying date either direct to lessor or assigns or to said depository bank. And it is understood and agreed that the consideration first recited herein, the down payment, covers not only the privileges granted to the date when said first rental is payable as aforesaid, but also the lessee's option of extending that period as aforesaid, and any and all other rights conferred. Lessee may at any time execute and deliver to Lessor, or place of record, a release or releases covering any portion or portions of the above described premises and thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered, and thereafter the rentals payable hereunder shall be reduced in the proportion that the acreage covered hereby is reduced by said release or releases.

Should the first well drilled on the above described land be a dry hole, then, and in that event, if a second well is not commenced on said land within twelve months from the expiration of the last rental period for which rental has been paid, this lease shall terminate as to both parties, unless the lessee on or before the expiration of said twelve months shall resume the payment of rentals in the same amount and in the same manner as hereinbefore provided. And it is agreed that upon the resumption of the payment of rentals, as above provided, that the last preceding paragraph hereof, governing the payment of rentals and the effect thereof, shall continue in force just as though there had been no interruption in the rental payments.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties and rentals herein provided shall be paid the lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operation thereon, except water from wells of lessor.

When requested by lessor, lessee shall bury his pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

Lessee shall pay for damages caused by its operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the lessee shall commence to drill a well within the term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with the like effect as if such well had been completed within the term of years herein first mentioned.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, or if the rights hereunder of either party hereto are vested by descent or devise, the covenants hereof shall extend to and be binding on the heirs, devisees, executors, administrators, successors, or assigns, but no change in the ownership of said land or of any right hereunder shall be binding on the lessee until after lessee has been furnished with the original or a certified copy thereof of any transfer by lessor or with a certified copy of the will of lessor together with a transcript of the probate thereof or, in the event lessor dies intestate and his estate is being administered, with a transcript of the administration proceedings or, in the event of the death of lessor and no administration being had on the estate, with an instrument satisfactory to lessee executed by lessor's heirs authorizing payment or deposit or tender for deposit to their credit as hereinbefore provided, at least thirty days before said rentals and royalties are payable or due, and it is hereby agreed in the event this lease shall be assigned as to a part or as to parts of the above described lands and the assignee or assignees of such part or parts shall fail or make default in the payment of the proportionate part of the rents due from him or them, such default shall not operate to defeat or affect this lease in so far as it covers a part or parts of said lands upon which the said lessee or any assignee thereof shall make due payments of said rentals. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment. If the leased premises are now or hereafter owned in severalty or in separate tracts, the premises, nevertheless, may be developed and operated as an entirety, and the royalties shall be paid to each separate owner in the proportion that the acreage owned by him bears to the entire leased area. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may hereafter be divided by sale, devise, or otherwise, or to furnish separate measuring or receiving tanks for the oil produced from such separate tracts.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof and may reimburse itself from any rental or royalties accruing hereunder.

Lessor hereby transfers to the lessee all the right, title and interest of the decedent, Muron D. Tombaugh, in the leasehold estate granted by the above and foregoing oil and gas lease, discharged from liability assumed for his debts..

Whereof witness our hands as of the day and year first above written.

APPROVED: November 7, 1067
[signature]
Probate Judge of
Pawnee County, Kansas.

[signature] (SEAL)
(Charles F. Tombaugh) (SEAL)
x [signature] (SEAL)
(Robert M. Tombaugh) (SEAL)
Executors of the will and (SEAL)
estate of Muron D. Tombaugh,
Deceased.

M44-
403

STATE OF KANSAS
COUNTY OF PAWNEE } ss. ACKNOWLEDGMENT FOR INDIVIDUAL (Kans., Okla., and Colo.)

Before me, the undersigned, a Notary Public, within and for said county and state, on this 3TH day of November, 19 67, personally appeared Charles F. Tombaugh one of the executors of the will and estate of Muron D. Tombaugh, deceased

to me personally known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

My commission expires Jan 19-1969

Beryl L. Delp, Notary Public.

STATE OF KANSAS
COUNTY OF SALINE } ss. ACKNOWLEDGMENT FOR INDIVIDUAL (Kans., Okla., and Colo.)

Before me, the undersigned, a Notary Public, within and for said county and state, on this 7TH day of November, 1967, personally appeared Robert M. Tombaugh, one of the executors of the will and estate of Muron D. Tombaugh, deceased.

to me personally known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

My commission expires 9-9-69

Thelma Boot, Notary Public.

STATE OF ________
COUNTY OF ________ } ss. ACKNOWLEDGMENT FOR CORPORATION

On this ______ day of ________, A. D., 19____, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared ________ to me personally known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as its ________ President and acknowledged to me that ________ executed the same as ________ free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

Given under my hand and seal the day and year last above written.

My commission expires ________

________ Notary Public.

No. 1324

OIL AND GAS LEASE

FROM Charles F. Tombaugh et al, Exec.

TO Pickrell Drilling Co

Date ________ 19__

Section ____ Twp. ____ Rge. ____

No. of Acres ____ Term ____

County ________

STATE OF Kansas
County of Pawnee } ss.

This Instrument was filed for record on the 21 day of Nov 1967 at 9:50 o'clock A.M., and duly recorded in Book ____ Page 403 of the records of this office.

Register of Deeds.

By ________

When recorded, return to ________

THE KANSAS BLUE PRINT CO., WICHITA, KANSAS

NOTE: When signature by mark in Kansas, said mark to be witnessed by at least one person and also acknowledged. For acknowledgment by mark, use regular Kansas acknowledgment.

STATE OF ________
COUNTY OF ________ } ss. ACKNOWLEDGMENT FOR INDIVIDUAL (Kans., Okla., and Colo.)

Before me, the undersigned, a Notary Public, within and for said county and state, on this ______ day of ________, 19____, personally appeared ________ and ________

to me personally known to be the identical person__ who executed the within and foregoing instrument and acknowledged to me that ______ executed the same as ______ free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

My commission expires ________

________ Notary Public.

SMOKEY VALLEY RESOURCES, INC.

By [signature]
GEORGE SALING, PRESIDENT

ACKNOWLEDGMENT

STATE OF KANSAS)
) ss.
COUNTY OF BARTON)

BE IT REMEMBERED, that on this 3 day of September, 2009, before me, the undersigned, a Notary Public, duly commissioned, in and for the County and State aforesaid, George Sailing, President of Smokey Valley Resource, Inc., a corporation of the State of Kansas, personally known to me to be such officer, and to be the same person who executed as such officer the foregoing instrument of writing in behalf of said corporation, and he duly acknowledged the execution of the same for himself and for said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year last above written.

1-24-2011
MY COMMISSION EXPIRES

[signature] Sandi Turner
NOTARY PUBLIC

SANDI TURNER
Notary Public - State of Kansas
My Appt. Expires 1-24-2011

cg0273

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon *Olavee F. Raub*

December 14, 2012

AMENDMENT TO DRILLING TITLE OPINION

Reference Project: **Pawnee South**
Lease: **Martha Scott Lease**
Legal: **W/2 15-21-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Dear Ron & Al:

As a requirement of my Drilling Title Opinion on the above referenced Lease I required that an Affidavit of Non-Production be obtained and filed of record to show that prior Oil and Gas Leases and term mineral interests have now expired.

When I reviewed the Affidavit preparing to send it to the Register of Deeds office to be recorded, Ron had put a note on it that there was a gas well that last produced in March of 2008. I called and talked to Al about the Lease and we started reviewing some of the older Oil and Gas Leases. Al indicated that a Bear Petroleum, LLC, was active in the area and is apparently trying to put together some kind of a gathering system for gas to be produced in the area.

Your Oil and Gas Lease is dated February 22, 2011 and was recorded March 3, 2011 at Book 115, Page 203.

Subsequent to your Oil and Gas Lease a Bill of Sale of oil and gas wells dated December 31, 2011 and recorded February 1, 2012 at Book 118, Page 103 appears of record. That Assignment is with respect to two Oil and Gas Leases on this property. The first Lease is from Alberta L. Moe, a single woman, to Benson Mineral Group, Inc., which is dated May 1, 1978 and recorded May 26, 1978 in Book M/66, Page 597 in the Office of the Register of Deeds of Pawnee County, Kansas. The second Lease is from Earl R. Findlay and Louise Findlay, husband and wife, to Anador

Resources, Inc., which is dated November 15, 1980 and recorded November 17, 1980 in Book M/74, Page 883 in the Office of the Register of Deeds of Pawnee County, Kansas.

When I talked to Al about it he informed me that he is aware that Bear Petroleum is putting together some sort of a project in the area.

Even though your Oil and Gas Lease is dated and was recorded prior to this purported Bill of Sale of oil and gas wells, I still have some concerns about the fact that it deals with Oil and Gas Leases going back to 1978, at the earliest.

Al was going to contact Bear Petroleum in an attempt to get them to agree to release any interest that they might claim in the property under those old Oil and Gas Leases. I believe that would be the safest method to go about handling this. However, if Bear will not agree to release the Leases, I would ask that you let me know that and we can reconsider what else we may want to do to try to assure that your Oil and Gas Lease is the one having priority.

I will wait to hear further about this from either one of you. Once we can get this issue resolved, you will be free to proceed with your planned well on the property.

Thank you for your attention to this matter. If you have questions, please let me now.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

November 27, 2012

DRILLING TITLE OPINION

Reference Project: **Pawnee South**
Lease: **Martha Scott Lease**
Legal: **W/2 15-21-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The West Quarter (W/2) of Section Fifteen (15), Township Twenty-One (21) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in one part as follows:

1. The Base Abstract No. 9-12343 covers the period of time from Entry from the United States Government to October 22, 2012 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., licensed and bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

SURFACE RIGHTS:

*DONALD L. NUCKOLLS and MARTHA V. NUCKOLLS, husband and wife - All Interest

*There appears an Affidavit of Equitable Interest dated April 13, 2004 and recorded on April 15, 2004 in Book ZZ at Page 235 in the Office of the Register of Deeds of Pawnee County, Kansas, in which Geoffrey Norris claims and equitable interest in All of Section 15 by reason of a Real Estate Installment Purchase Agreement with Donald L. Nuckolls and Martha V. Nuckolls, as Sellers and naming First National Bank & Trust Company as warranted escrow agent.

MINERAL RIGHTS:
MARTHA M. SCOTT - All Interest.

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2011 and all prior years are paid in full.

2. At Entry No. 148 of the Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	W/2 15-21-20, Pawnee County, Kansas
LESSORS:	Martha M. Scott, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP) M63U (Rev. 1983)
DATED:	February 22, 2011
RECORDED:	March 3, 2011 in Book M115 at Page 203 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The lease provides for a delay rental in the amount of $10.00 per net mineral acre due and payable on or before February 22, 2014 in order to extend the term for the fourth and fifth year of the lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto.)

3. I find of record numerous Oil and Gas Leases, Sale of Oil and Gas Royalty and term

mineral conveyances of record which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property and said Affidavit must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas in order show that prior Oil and Gas Leases and term mineral interests have expired and are no longer in effect.

4. At Entry No. 150 there appears a Real Estate Mortgage dated March 13, 2012 and recorded on March 19, 2012 in Book MG2161 at Page 56 in the Office of the Register of Deeds of Pawnee County, Kansas, from Donald L. Nuckolls and Martha Nuckolls, husband and wife, to the Farmers Bank & Trust, NA. The Mortgage is in the principal amount of $50,050.00 and constitutes a first and prior lien on the property.

REQUIREMENT: This Mortgage is only on surface rights to the aforesaid real property and does not cover the mineral interest owned by Martha M. Scott. I make no further requirements with respect to this Mortgage.

5. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operation for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 60 of the Abstract there appears a Notice of Contents of Order Determining and Establishing Vested Rights To Continue The Beneficial Use of Water dated February 15, 1956 from the Division of Water Resources, Kansas State Board of Agriculture to J. C. Nuckolls, and recorded on September 5, 1978 in Book MTT of Misc., at Page 128 in the Office of the Register of Deeds of Pawnee County, Kansas. This document establishes vested water rights to use water for beneficial purposes from wells on, over and across the captioned property.

b) At Entry No. 64 of the Abstract there appears a Notice of Proposed Designation of an Intensive Groundwater Use Control Area in the Pawnee River Valley dated July 6, 1981 from the Division of Water Resources, Kansas State Board of Agriculture to The Public, and recorded on August 7, 1981 in Book MKK of Misc., at Page 295 in the Office of the Register of Deeds of Pawnee County, Kansas. This document gives notice of a designation of intensity groundwater use control area.

c) At Entry No. 65 of the Abstract there appears a Right-of-Way dated October 5, 1981 from Pawnee County to Bensen Mineral Group, Inc., and recorded in Book MKK of Misc., at Page 467 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right-of-Way grants the right to construct a road crossing, for operation of a pipeline for the transportation of oil, gas and other products on, over and across the captioned property.

d) At Entry No. 99 of the Abstract there appears a Notice of Proposed Reduction of Safe Yield Amount in the Pawnee River Valley dated September 13, 1985 from the Division of Water Resources, Kansas State Board of Agriculture to The Public, and recorded on September 27, 1985 in Book MMM of Misc., at Page 749 in the Office of the Register of Deeds of Pawnee County, Kansas. This document gives notice of a designation of intensity groundwater use control area.

e) At Entry No. 136 there appears an Easement dated February 18, 2000 from Donald Nuckolls and Martha Nuckolls, husband and wife, to The Golden Belt Telephone Association, Inc., and recorded on February 22, 2000 in Book MWW of Misc., at Page 6 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Easement grants the right to construct, maintain and repair a telephone system on, over and across the captioned property.

f) At Entry No. 144 of the Abstract there appears an Assignment of Rights-of-Way and Permits dated December 20, 2004 by and between Chase Pipeline Company, Chase Pipeline and Skelly Pipeline Company, and recorded February 28, 2005 in Book MA1 of Misc., at Page 119 in the Office of the Register of Deeds of Pawnee County, Kansas. This document assigns rights-of-way and permits to operate oil and gas pipelines on, over and across the captioned property.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

7. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

8. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

<u>**REQUIREMENT:**</u> I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months

FORM 88 – (PRODUCER'S SPECIAL) (PAID-UP)
M63U · (Rev. 1981)

ok: M115 Page: 203

OIL AND GAS LEASE

AGREEMENT, Made and entered into the 22 day of february 2011

by and between Martha M. Scott, a single person

whose mailing address is 8201 S.W. 97th Street, Miami, FL 33156 hereinafter called Less

(whether one or more) and Downing-Nelson Oil Company, Inc., PO Box 372, Hays, KS 67601, hereinafter called Lesse

Lessor, in consideration of One or More Dollars ($1.00 and More) in ha paid, receipt of which is here acknowledged and of the royalties herein provided and of the agreements of the lessee herein contained, hereby grants, leases a lets exclusively unto lessee for the purpose of investigating, exploring by geophysical and other means, prospecting, drilling, mining and operating for a producing oil, liquid hydrocarbons, all gases, and their respective constituent products, injecting gas, water, other fluids, and air into subsurface strata, layi pipe lines, storing oil, building tanks, power stations, telephone lines, and other structures and things thereon to produce, save, take care of, treat, manufactu process, store and transport said oil, liquid hydrocarbons, gases and their respective constituent products and other products manufactured therefrom, a housing and otherwise caring for its employees, the following described land, together with any reversionary rights and after acquired interest, therein situat in County of PAWNEE, State of KANSAS described as follows, to-wit:

The West Half (W/2)

In Section 15, Township 21, Range 20, and containing 320 acres, more or less, and all accretions thereto.

Subject to the provisions herein contained, this lease shall remain in force for a term of five (5) years from this date (called "primary term") and as lo thereafter as oil, liquid hydrocarbons, gas or other respective constituent products, or any of them, is produced from said land or land with which said land is pooled.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor, free of cost, in the pipe line to which lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produc and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind produced and sold, or used off the premises, or used in the manufacture of any products therefrom, on eighth (1/8), at the market price at the well, (but, as to gas sold by lessee, in no event more than one-eighth (1/8) of the proceeds received by lessee from such sales), f the gas sold, used off the premises, or in the manufacture of products therefrom, said payments to be made monthly. Where gas from a well producing gas only is n sold or used, lessee may pay or tender as royalty One Dollar ($1.00) per year per net mineral acre retained hereunder, and if such payment or tender is made it will considered that gas is being produced within the meaning of the preceding paragraph.

This lease may be maintained during the primary term hereof without further payment or drilling operations. If the lessee shall commence to drill a well within t term of this lease or any extension thereof, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years fir mentioned.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided for shall paid to said lessor only in the proportion which lessor's interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for lessee's operation thereon, except water from the wells of lessor.

When requested by lessor, lessee shall bury lessee's pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of lessor.

Lessee shall pay for damages caused by lessee's operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to the heir executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until aft the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

Lessee may at any time execute and deliver to lessor or place of record a release or releases covering any portion or portions of the above described premises an thereby surrender this lease as to such portion or portions and be relieved of all obligations as to the acreage surrendered.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, an such Law, Order, Rule or Regulation.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lesso by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the hold thereof, and undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premis described herein, in so far as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

Lessee, at its option, is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leas in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as t promote the conservation of oil, gas or other minerals in and under and that may be produced from said premises, such pooling to be of tracts contiguous to one anoth and to be into a unit or units not exceeding 80 acres each in the event of an oil well, or into a unit or units not exceeding 640 acres each in the event of a gas wel Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describin the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled uni as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells b located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, Lessor shall receive on production from a unit so pooled onl such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage s pooled in the particular unit involved

OPTION

This Lease is for a term of Five (5) years with the first three (3) being paid-up at the time of granting the Lease. The Lessee may, at its option, extend the term of this lease for an additional two (2) years by payment of the delay rental at $10.00 per net mineral acre of the Lease per net year. If the Lessor does not specify a depository for the payment of the delay rentals the Lessee may tender to Lessor such delay rental payments at Lessor's last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payments shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mai from Lessee to the Lessor.

ADDENDUM

Lessor does hereby agree that they have no prior knowledge or have not received compensation for any 3-D seismic work for drilling purposes on the above described real estate under this lease. If it is determined, that Lessor has received compensation for any 3-D seismic work on the above described real estate, all lease money paid to the Lessor under this lease shall be paid back to the Lessee within 30 days of notice.

IN WITNESS WHEREOF, the undersigned execute this instrument as of the day and year first above written.

Martha M. Scott (signature)

Martha M. Scott

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

September 1, 2011

SUPPLEMENTAL
DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Saxton Family Lease**
Legal: **W/2 SE/4 19-20-20,**
Pawnee County, KS

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The West Half of the Southeast Quarter (W/2 SE/4) of Section Nineteen (19), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in two parts as follows:

1. The Base Abstract No. 7/17/79-8 covers the period of time from Entry from the United States Government to December 12, 1979 at 1:00 o'clock p.m., at which time the abstract was certified to and extended by Pawnee County Abstract Co., bonded abstracter of Pawnee County, Kansas..

2. The Supplemental Abstract No.3-11108 covers the period of time from December 12, 1979 at 1:00 o'clock p.m. to March 18, 2011 at 8:00 o'clock a.m. at which time the abstract was

certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

3. In addition to the foregoing abstract, I have examined the records from the Office of the Register of Deeds of Pawnee County, Kansas, from March 18, 2011 at 8:00 o'clock a.m. to August 11, 2011 at 5:00 o'clock p.m.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

SURFACE RIGHTS:

Marvin L. Saxton, a single person	-	All Interest

MINERAL RIGHTS:

Marvin Saxton	-	One-Third Interest;
Shirley Saxton	-	One-Third Interest;
Sheldon E. Saxton and Katherine A. Saxton, Trustees of The Saxton Trust Agreement U/A/D 3-24-82	-	One-Third Interest

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for 2010 and all prior years are paid in full.

2. At Entries No. 60, 62, and 63 of the final Supplemental Abstract there appears the following Oil and Gas Leases, to-wit:

SHIRLEY R. SAXTON LEASE

PROPERTY COVERED:	W/2 SE/4 19-20-20, Pawnee County, Kansas
LESSORS:	Shirley R. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	December 12, 2008 in Book M111 at Page 250 in the Office of Register of Deeds of Pawnee County, Kansas.

TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

MARVIN L. SAXTON LEASE

PROPERTY COVERED:	W/2 SE/4 19-20-20, Pawnee County, Kansas
LESSORS:	Marvin L. Saxton, a single person
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008
RECORDED:	January 9, 2009 in Book M112 at Page 203 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

THE SAXTON TRUST AGREEMENT LEASE

PROPERTY COVERED:	W/2 SE/4 19-20-20, Pawnee County, Kansas
LESSORS:	Sheldon E. Saxton and Katherine A. Saxton, Trustees of The Saxton Trust Agreement U/A/D 3-24-82
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producer's Special) (PAID-UP)
DATED:	December 8, 2008

RECORDED:	January 9, 2009 in Book M112 at Page 208 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Three (3) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	N/A
UNUSUAL PROVISIONS:	See copy of Oil and Gas Lease attached.

3. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated August 23, 1977by and between Rose E. Saxton, a widow, as Lessor, to Edward B. Donnelly, as Lessee, and recorded on October 25, 1977 in Book M65 at Page 100 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the SE.4 of Section 19; and,
>
> Affidavit of Production from Dale M. Robinson, dated November 12, 1979 and recorded on December 12, 1970 in Book M71 at Page 501 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M65 at Page 100, and stating that a well was obtained; and,

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

<u>REQUIREMENT:</u> I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

<u>SATISFACTION OF REQUIREMENT</u>: This requirement has now been satisfied by reason of that Affidavit of Non-Production and Non-Development dated July 26, 2011 and recorded August 11, 2011 in Book M116 at Page 202 in the Office of the Register of Deeds of Pawnee County, Kansas.

4. I find the following rights-of-way, easements and other miscellaneous documents

which might have some effect on your operations for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 14 of the Supplemental Abstract there appears a Salt Water Disposal Agreement between Futura Energy Ltd., as Lessor, and William E. Carl-Hawn Bros., as Lessee, which is dated November 1, 1982 and recorded on December 1, 1982 in Book M81 at Page 457 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Agreement grants the right to use said salt water disposal well as an injection or input well for the purpose of disposing of water now or hereafter drilled on the leased premises.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

5. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

6. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

7. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be

prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

8. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

9. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108
Phone # 785-726-3129
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

Gregory E. Saindon ***Olavee F. Raub***

March 29, 2011

DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Showalter Lease**
Legal: **N/2 17-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The North Half (N/2) of Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. 211128 covers the period of time from Entry from the United States Government to November 28, 1921 at 9:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

2. The next Supplemental Abstract which is unnumbered covers the period of time from November 28, 1921 at 9:00 o'clock a.m. to December 17, 1935 at 10:00 o'clock a.m., at which time the abstract was certified to and extended by Emil W. Kaiser, bonded abstracter of Pawnee County, Kansas.

3. The next Supplemental Abstract which is unnumbered covers the period of time from December 17, 1935 at 10:00 o'clock a.m. to January 23, 1936 at 4:00 o'clock p.m., at which time the abstract was certified to and extended by Emil W. Kaiser, bonded abstracter of Pawnee County, Kansas.

4. The next Supplemental Abstract which is unnumbered covers the period of time from January 23, 1936 at 4:00 o'clock p.m. to February 7, 1978 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by W. Wayne Wilson, bonded abstracter of Pawnee County, Kansas.

5. The next Supplemental Abstract No. 9-81417 covers the period of time from February 7, 1978 at 8:00 o'clock a.m. to September 11, 1981 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

6. The final Supplemental Abstract No. 2-11073 covers the period of time from September 11, 1981 at 8:00 o'clock a.m. to February 14, 2011 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

LEE ALLEN SHOWALTER	-	½ Interest
PHYLLIS J. SHOWALTER, life estate, Lee Allen Showalter, Adam L. Showalter and Nathan L. Showalter, in equal shares	-	½ Interest;

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for the first half of 2010 and all prior years are paid in full.

2. At Entry No. 54 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	N/2 17-20-20, Pawnee County, Kansas
LESSORS:	Lee Allen Showalter, individually, and Phyllis J. Showalter by Lee Allen Showalter, her Attorney-in-Fact
LESSEE:	Downing-Nelson Oil Co., Inc.
FORM:	Form 88- (Producers) Kan., Okla. & Colo. (12-63) Rev. B w
DATED:	July 16, 2008

RECORDED:	September 2, 2008 in Book M110 at Page 113 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The lease provides for a delay rental in the amount of $10.00 per net mineral acre due and payable on or before December 16, 2011, in order to extend the term for the fourth year of the Lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto.

3. The Oil and Gas Lease shown in Paragraph 2 above has been signed by Lee Allen Showalter as Attorney-in-Fact for Phyllis J. Showalter. There does not appear of record a Power of Attorney from Phyllis J. Showalter to Lee Allen Showalter.

REQUIREMENT: I require that the original Power of Attorney document be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas, showing the Lee Allen Showalter does in fact have authority to execute the Oil and Gas Lease on behalf of Phyllis J. Showalter shown in Paragraph 2 above.

4. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated December 3, 1979 by and between Alan S. Showalter and Phyllis J. Showalter, husband and wife, and Lee A. Showalter and Patricia L. Showalter, husband and wife, as Lessors, to American Energies Corporation, as Lessee, and recorded on December 17, 1979 in Book M71 at Page 541 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the N/2 of Section 17; and,
>
> Affidavit of Production from Gerald J. Kathol, dated July 22, 1981 and recorded on July 29, 1981 in Book M77 at Page 480 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M71 at Page 541, and stating that a well was obtained.

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

5. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operation for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 59 of the third Supplemental Abstract there appears a Pipe Line Right of Way Grant dated May 22, 1968 from Marilyn Ann Kershner to Skelly Oil Company, and recorded on August 11, 1968 in Book M/46 at Page 257 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right-of-Way grants the right to construct, and operate a pipeline for the transportation of oil, gas and other products on, over and across the captioned property.

b) At Entry No. 71 of the third Supplemental Abstract there appears an Assignment of Right of Way dated January 26, 1977 from Skelly Oil Company to Getty Oil Company, and recorded on March 21, 1977 in Book M/63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment transfers, assigned and delivers all right, title and interest in and to those certain pipeline rights of way now owned by Skelly Oil Company.

c) At Entry No. 1 of Supplemental Abstract No. 9-81417 there appears an Assignment and Bill of Sale dated November 1, 1978 from Getty Oil Company to Getty Crude Gathering, Inc., and recorded on February 28, 1978 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment grants all right-of-way grants and other items used in connection with said pipelines and gathering lines on over and across the captioned property.

d) At Entry No. 42 of final Supplemental Abstract No. 2-11073 there appears an Assignment of Rights-of-Way dated December 31, 1986 from Getty Oil Company to Texaco Trading and Transportation, Inc., and recorded on February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment grants all of its right, title and interest in and to those certain Pipeline Easements and Right of Way Grants in Pawnee County, Kansas, on, over and across the captioned

property.

e) At Entry No. 43 of final Supplemental Abstract No. 2-11073 there appears a Certificate of Merger effective as of April 1, 1999, between Texaco Trading and Transportation, Inc., and Equilon Enterprises, LLC. and recorded on October 12, 1999 in Book MVV at Page 267 in the Office of the Register of Deeds of Pawnee County, Kansas.

f) At Entry No. 45 of final Supplemental Abstract No. 2-11073 there appears a Certificate of Merger dated November 21, 2003, between B-Y Production Company A into Younger Energy Company. and recorded on November 25, 2003 in Book MZZ at Page 141 in the Office of the Register of Deeds of Pawnee County, Kansas.

g) At Entry No. 51 of the final Supplemental Abstract No. 2-11073 there appears an Easement dated August 9, 1999 from Lee Allen Showalter and Phyllis J. Showalter, to The Golden Belt Telephone Association, Inc., and recorded on August 18, 1999 in Book MVV at Page 206 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Easement grants the right to construct, maintain and repair a communication system on, over and across the captioned property.

h) At Entry No. 53 of final Supplemental Abstract No. 2-11073 there appears an Assignment effective July 1, 2001 from Equilon Enterprises, LLC, to Seminole Transportation and Gathering, Inc., and recorded on October 31, 2001 in Book M103 at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment grants all of its right, title and interest in and to those certain Pipeline Easements and Right of Way Grants in Pawnee County, Kansas, on, over and across the captioned property.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. I find the following Wind Energy Lease and Energy Agreement, to-wit

a) At Entry No. 55 of final Supplemental Abstract No. 2-11073 there appears a Memorandum of Wind Park Lease, entered into as of April 15, 2010 between Lee Allen Showalter and Phyllis Showalter by Lee Allen Showalter, Attorney-in-Fact, and DEGS Wind I, LLC, a Delaware limited liability company, recorded on August 30, 2010 in Book MA5 at Page 50 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is given to provide for the construction, operation and maintenance of wind energy conversion systems.

REQUIREMENT: It appears that your Oil and Gas Lease on the captioned property was

granted prior to the Wind Energy Lease referred to above. Accordingly, your Oil and Gas Lease has superiority to the Wind Energy Lease. However, you should be aware that Wind Energy Lease does exist. If and when improvements are made to the property by reason of the Wind Energy Lease, you should take reasonable steps not to cause damage to those improvements or in any way interfere with the Wind Energy Lease to the extent possible. Of course, if a direct conflict should arise with respect to the Wind Energy Lease, please contact me for further discussion concerning that matter.

7. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

8. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

9. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you

against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

10. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

11. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. **B** w

OIL AND GAS LEASE

No. 20081239 Book ... Pawnee County ... RECORDED

Reorder No. 09-116 — Kansas Blue Print, 700 S. Broadway PO Box 793, Wichita, KS 67201-0793, 316-264-9344 · 264-5165 fax, www.kbp.com · kbp@kbp.com

THIS AGREEMENT, Entered into this the 16th day of July, 2008 between Lee Allen Showalter, individually and Phyllis J. Showalter by Lee Allen Showalter, her Atty-in-Fact, 1853 Cr 140, Alexander, KS 67513 hereinafter called lessor, and Downing-Nelson Oil Co., Inc. hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) & O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

North Half (N/2)

in Section 17, Township 20 S, Range 20 W, and containing 320 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (1/8) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (1/8) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (1/8) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (1/8) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before ~~one year~~ three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ______ Bank at ______, or any successor bank, the sum of Ten Dollars ($10.00) per net mineral acre ~~Dollars ($______)~~, hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

Lee Showalter	Lee Showalter P.O.A. for
LEE ALLEN SHOWALTER	PHYLLIS J. SHOWALTER

Form 88—(Producers)
Kan., Okla. & Colo. (12-63) Rev. **B** W

OIL AND GAS LEASE

No. 20081239 Book ... Reorder No. Pawnee County 09-11 ... RECORDED

THIS AGREEMENT, Entered into this the 16th day of July 2008 between Lee Allen Showalter/individually and Phyllis J. Showalter by Lee Allen Showalter, her Att in-Fact
1853 Cr 140, Alexander, KS 67513
hereinafter called lessor,
and Downing-Nelson Oil Co., Inc. Jacque ... hereinafter called lessee, does witness:

1. That lessor, for and in consideration of the sum of One ($1.00) & O.V.C. Dollars in hand paid and of the covenants and agreements hereinafter contained to be performed by the lessee, has this day granted, leased, and let and by these presents does hereby grant, lease and let exclusively unto the lessee the hereinafter described land, together with any reversionary rights therein, and with the right to unitize this lease or any part thereof with other oil and gas leases as to all or any part of the lands covered thereby as hereinafter provided for the purpose of carrying on geological, geophysical and other exploratory work, including core drilling and the drilling, mining, and operating for, producing and saving all of the oil (including but not limited to distillate and condensate) and gas (including but not limited to casinghead gas and helium and all other gases and all constituents of all gases), and for constructing roads, laying pipe lines, building tanks, storing oil, building powers, stations, telephone and electric transmission lines and other structures thereon necessary or convenient for the economical operation of said land alone or conjointly with neighboring lands, to produce, save, take care of, and manufacture all of such substances, said tract of land being situated in the County of Pawnee, State of Kansas, and described as follows:

North Half (N/2)

in Section 17, Township 20 S, Range 20 W, and containing 320 acres, more or less.

2. This lease shall remain in force for a term of five (5) years from date (herein called "primary term"), and as long thereafter as oil, gas, or any of the substances covered by this lease is or can be produced.

3. The lessee shall deliver as royalty, free of cost, to lessor at the wells, or to the credit of lessor into the pipe line to which lessee may connect its wells, the equal one-eighth (1/8) part of all oil (including but not limited to distillate and condensate) produced and saved from the leased premises, or at the lessee's option may pay to the lessor for such one-eighth (1/8) royalty the market price at the wells in the field or area for oil of like grade and gravity prevailing on the day such oil is run into the pipe line or into storage tanks.

4. The lessee shall pay to lessor for gas of whatsoever nature or kind (with all of its constituents) produced and used by the lessee for the manufacture of gasoline or any other product, as royalty, one-eighth (1/8) of the market value of such gas at the mouth of the well; if said gas is sold by the lessee, then as royalty one-eighth (1/8) of the proceeds of the sale thereof at the mouth of the well; said payments to be made monthly. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners or to the royalty owner's credit in the rental depository bank hereinafter designated. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Out of any surplus not needed for operations hereunder, the lessor may have, free of charge, gas from any gas well on the leased premises for stoves and inside lights in the principal dwelling house on said land by making his own connections with the well, the use of such gas to be at the lessor's sole risk and expense.

5. If drilling operations or mining operations are not commenced on the leased premises on or before ~~one year~~ three years from this date, this lease shall then terminate as to both parties unless lessee on or before the expiration of said period shall pay or tender to lessor, or to the credit of lessor in ______ Bank at ______, or any successor bank, the sum of Ten Dollars ($10.00) per net mineral acre ~~Dollars ($______)~~, hereinafter called 'rental', which shall extend for twelve months the time within which drilling operations or mining operations may be commenced. Thereafter, annually, in like manner and upon like payments or tenders the commencement of drilling operations or mining operations may be further deferred for periods of twelve months each during the primary term. Payment or tender of rental may be made by check or draft of lessee, delivered or mailed to the authorized depository bank or lessor (at address last known to lessee) on or before such date for payment, and the payment or tender will be deemed made when the check or draft is so delivered or mailed. If said named or successor bank (or any other bank which may, as hereinafter provided, have been designated as depository) should fail or liquidate or for any reason refuse or fail to accept rental, lessee shall not be held in default for failure to make such payment or tender of rental until thirty days after lessor shall deliver to lessee a proper recordable instrument naming another bank to receive such payments or tenders. The above named or successor bank or any other bank which may be designated as depository shall be lessor's agent. Drilling operations or mining operations shall be deemed to be commenced when the first material is placed on the leased premises or when the first work, other than surveying or staking the location, is done thereon which is necessary for such operations.

6. If at any time prior to the discovery of oil or gas on this land and during the primary term of this lease, the lessee shall drill a dry hole or dry holes on this land, this lease shall not terminate if the lessee commences further drilling operations or commences or resumes the payment of rentals in the manner and in the amount hereinabove provided by the rental paying date, if any, next ensuing after thirty (30) days following the completion of the dry hole, or if there be no such rental paying date, commence such further operations before the expiration of the primary term.

7. In case said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein then the royalties and rentals herein provided for shall be paid the said lessor only in the proportion which his interest bears to the whole and undivided fee. However, such rental shall be increased at the next succeeding rental anniversary after any reversion occurs to cover the interest so acquired.

8. The lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operations thereon, except water from the wells of the lessor. When required by lessor, the lessee shall bury its pipe lines below plow depth and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of the lessor. Lessee shall have the right at any time during, or after the expiration of, this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, but lessee shall be under no obligation to do so, nor shall lessee be under any obligation to restore the surface to its original condition, where any alterations or changes were due to operations reasonably necessary under this lease.

9. The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to their heirs, devisees, executors, administrators, successors and assigns. However, no change or division in ownership of the lands, rentals, or royalties shall enlarge the obligations or diminish the rights of the lessee. No change of ownership in the lands, rentals, royalties or any sum due under this lease shall be binding on the lessee until it has been furnished with either the original recorded instrument of conveyance or a duly certified copy thereof or a duly certified copy of the will of any deceased owner and of the probate thereof, or certified copy of the proceedings showing appointment of an administrator for the estate of any deceased owner, whichever is appropriate, together with all original recorded instruments of conveyance or duly certified copies thereof necessary in showing a complete chain of title back to lessor to the full interest claimed, and all advance payments of rentals made hereunder before receipt of said documents shall be binding on any and all direct or indirect assignees, grantees, devisees, administrators, executors, or heirs of lessor. In the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or holders of the lease as to any such part or parts shall make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part or parts of said land upon which the lessee or any assignee hereof shall make due payment of said rentals.

10. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises may nevertheless be developed and operated as one lease, and all royalties accruing hereunder shall be divided among and paid to such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage. There shall be no obligation on the part of the lessee to offset wells on separate tracts into which the land covered by this lease may now or hereafter be divided by sale, devise, descent or otherwise, or to furnish separate receiving or measuring tanks or devices.

11. Lessor hereby warrants and agrees to defend the title to the land herein described and agrees that the lessee, at its option, may pay and discharge in whole or in part any taxes, mortgages, or other liens existing, levied, or assessed on or against the above described lands and, in event it exercises such option, it shall be subrogated to the rights of any holder or holders thereof and may reimburse itself by applying to the discharge of any such mortgage, tax or other lien, any royalty or rentals accruing hereunder.

12. Notwithstanding anything in this lease contained to the contrary, it is expressly agreed that if lessee shall commence to drill a well or commence reworking operations on an existing well at any time while this lease is in force, this lease shall remain in force and its terms shall continue so long as such operations are prosecuted and, if production results therefrom, then as long as production continues.

13. Lessee may at any time and from time to time surrender or cancel this lease in whole or in part by delivering or mailing such release to the lessor, or by placing same of record in the proper county. In case said lease is surrendered and canceled as to only a portion of the acreage covered thereby, then all payments and liabilities thereafter accruing under the terms of said lease as to the portion canceled shall cease and determine and any rentals thereafter paid shall be reduced in the proportion that the acreage covered hereby is reduced by each such release, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

14. All provisions hereof, express or implied, shall be subject to all federal and state laws and the orders, rules or regulations (and interpretations thereof) of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially nor shall the lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations (or interpretations thereof). If lessee should be prevented during the last six months of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction thereover, or if lessee should be unable during said period to drill a well hereunder due to equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until six months after said order is suspended and/or said equipment is available, but the lessee shall pay delay rentals herein provided during such extended time.

15. Lessee is hereby granted the right at any time and from time to time, either before or after production is obtained, to form or reform a unit or units covering the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions), or for the production primarily of gas with or without distillate more than 640 acres (plus such tolerance as may be appropriate by reason of oversize legal subdivisions); provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written designations in the county in which the leased premises are located in order to form, to reform or to dissolve a unit or units. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any rentals or shut in gas royalties, only that part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, lessee shall pay lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

16. Should any one or more of the parties above named as lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as lessor. The word "lessor" as used in this lease means the party or parties who execute this lease as lessor, although not named above.

See Addendum attached hereto and made a part hereof.

IN WITNESS WHEREOF, we sign the day and year first above written.

Lee Showalter
LEE ALLEN SHOWALTER

Lee Showalter P.O.A. for
PHYLLIS J. SHOWALTER

BK. M110 - Pg. 11

ADDENDUM

This Addendum is made and entered into this 16th day of July, 2008, with regard to that certain Oil and Gas Lease dated the date hereof and executed herewith which Oil and Gas Lease covers the following described real property located in Pawnee County, Kansas, to-wit:

North Half (N/2) of Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M.

In addition to the terms of such Oil and Gas Lease the parties agree as follows:

1. This Lease is for a term of five (5) years with the first three (3) years being paid-up at the time of granting the Lease. The Lessee may, at it's option, extend the term of this lease for an additional two (2) years by payment of the delay rental called for in paragraph 5 of the Lease. If the Lessor does not specify a depository for the payment of delay rentals the Lessee may tender to Lessor such delay rental payments at Lessors last known address or such other address as Lessor may designate to Lessee, in writing. Payment of such delay rental payment shall be deemed to be made by Lessee to Lessor on the date that such payment is deposited in the United States Mail by certified mail from the Lessee to the Lessor.

2. Lessor hereby grants to the Lessee, its successors or assigns, the exclusive right to perform three dimensional seismic exploration on the leased premises for the consideration paid by the Lessee to the Lessor for the granting of this Oil and Gas Lease. Lessee shall pay to Lessor or to Lessor's agricultural tenant, whenever it is appropriate, an additional $5.00 per acre as liquidated damages for 3-D seismic exploration activities on the property.

3. Lessee acknowledges and agrees that upon abandonment of this Oil and Gas Lease the Lessee will plug all wells drilled thereon by Lessee according to KCC regulations.

4. The Parties agree that minimum damages in the amount of $500.00 will be paid for each well drilled on the above described property.

FURTHER PROVIDED that it is understood that the damages indicated represent liquidated damages for the activities contemplated on the property which damages are reasonable under the circumstances. It is not intended that this amount of liquidated damages will include unreasonable or unnecessary damages that might be caused to the property as a result of the Lessees activities thereon.

Except for and to the extent of the provisions contained in this Addendum the Oil and Gas Lease referred to hereinabove shall be in full force and effect and its terms shall control the operations of the Lessee on the leased property.

Lee Showalter — LEE ALLEN SHOWALTER

Lee Showalter P.O.A. — PHYLLIS J. SHOWALTER

STATE OF KANSAS
COUNTY OF __________, ss:

BE IT REMEMBERED, that on this 16th day of July, 2008, before me, the undersigned, a Notary Public in and for the County and State aforesaid, came Lee Allen Showalter, individu & as Atty-in-Fact for Phyllis J. Showalter, personally known to me to be the same persons who executed the within instrument of writing and such persons duly acknowledged the execution of the same.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, on the day and year last above written.

Notary Public Jason L. Dellett

My Appointment Expires: 5-23-09

NOTARY PUBLIC, State of Kansas
JASON L. DELLETT
My Appt. Exp. 5-23-09

Ver DL
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LAW OFFICE OF

GREGORY E. SAINDON, P.A.

P.O. Box 108
824 Washington St.
Ellis, KS 67637-0108

Gregory E. Saindon Phone # 785-726-3129 ***Olavee F. Raub***
FAX # 785-726-3624
e-mail: saindonpa@gbta.net

June 6, 2011

SUPPLEMENTAL
DRILLING TITLE OPINION

Reference Project: **Pawnee County**
Lease: **Showalter Lease**
Legal: **N/2 17-20-20, Pawnee County, KS**

Downing-Nelson Oil Co., Inc.
P. O. Box 1019
Hays, KS 67601

Gentlemen:

At your direction, I have examined the abstract of title to the following described real property located in Pawnee County, Kansas, to-wit:

> The North Half (N/2) of Section Seventeen (17), Township Twenty (20) South, Range Twenty (20) West of the 6th P.M., Pawnee County, Kansas.

The abstract is in several parts as follows:

1. The Base Abstract No. 211128 covers the period of time from Entry from the United States Government to November 28, 1921 at 9:00 o'clock a.m., at which time the abstract was certified to and extended by R. E. Taylor, bonded abstracter of Pawnee County, Kansas.

2. The next Supplemental Abstract which is unnumbered covers the period of time from November 28, 1921 at 9:00 o'clock a.m. to December 17, 1935 at 10:00 o'clock a.m., at which time the abstract was certified to and extended by Emil W. Kaiser, bonded abstracter of Pawnee County, Kansas.

3. The next Supplemental Abstract which is unnumbered covers the period of time from December 17, 1935 at 10:00 o'clock a.m. to January 23, 1936 at 4:00 o'clock p.m., at which time the abstract was certified to and extended by Emil W. Kaiser, bonded abstracter of Pawnee County, Kansas.

4. The next Supplemental Abstract which is unnumbered covers the period of time from January 23, 1936 at 4:00 o'clock p.m. to February 7, 1978 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by W. Wayne Wilson, bonded abstracter of Pawnee County, Kansas.

5. The next Supplemental Abstract No. 9-81417 covers the period of time from February 7, 1978 at 8:00 o'clock a.m. to September 11, 1981 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract Company, bonded abstracter of Pawnee County, Kansas.

6. The final Supplemental Abstract No. 2-11073 covers the period of time from September 11, 1981 at 8:00 o'clock a.m. to February 14, 2011 at 8:00 o'clock a.m., at which time the abstract was certified to and extended by Taylor Abstract and Title Co., Inc., bonded abstracter of Pawnee County, Kansas.

7. In addition to the foregoing abstract I have examined the records in the Office of the Register of Deeds of Pawnee County, Kansas for the period of time from February 14, 2011 at 8:00 o'clock a.m. to May 20, 2011 at 5:00 o'clock p.m.

Based upon my examination of the abstract, I am of the opinion that title to the property in question is vested in:

LEE ALLEN SHOWALTER	-	½ Interest
PHYLLIS J. SHOWALTER, life estate, Lee Allen Showalter, Adam L. Showalter and Nathan L. Showalter, in equal shares	-	½ Interest;

SUBJECT, HOWEVER, to the following:

1. The abstract reflects that taxes for the first half of 2010 and all prior years are paid in full.

2. At Entry No. 54 of the final Supplemental Abstract there appears the following Oil and Gas Lease, to-wit:

PROPERTY COVERED:	N/2 17-20-20, Pawnee County, Kansas
LESSORS:	Lee Allen Showalter, individually, and Phyllis J. Showalter by Lee Allen Showalter, her Attorney-in-Fact
LESSEE:	Downing-Nelson Oil Co., Inc.

FORM:	Form 88- (Producers) Kan., Okla. & Colo. (12-63) Rev. B w
DATED:	July 16, 2008
RECORDED:	September 2, 2008 in Book M110 at Page 113 in the Office of Register of Deeds of Pawnee County, Kansas.
TERM:	Five (5) years and so long thereafter, etc.;
ROYALTY:	1/8 Reserved
DELAY RENTAL PROVISIONS:	The lease provides for a delay rental in the amount of $10.00 per net mineral acre due and payable on or before December 16, 2011, in order to extend the term for the fourth year of the Lease.
UNUSUAL PROVISIONS:	The Oil and Gas Lease has specific additional provisions (See copy of Oil and Gas Lease attached hereto.

3. The Oil and Gas Lease shown in Paragraph 2 above has been signed by Lee Allen Showalter as Attorney-in-Fact for Phyllis J. Showalter. There does not appear of record a Power of Attorney from Phyllis J. Showalter to Lee Allen Showalter.

REQUIREMENT: I require that the original Power of Attorney document be placed of record in the Office of the Register of Deeds of Pawnee County, Kansas, showing the Lee Allen Showalter does in fact have authority to execute the Oil and Gas Lease on behalf of Phyllis J. Showalter shown in Paragraph 2 above.

SATISFACTION OF REQUIREMENT: This requirement has now been satisfied by reason of that the General Durable Power of Attorney dated December 7, 2006 and recorded on April 6, 2011 in Book MA6 at Page 25 in the Office of the Register of Deeds of Pawnee County, Kansas.

4. I find the following documents of record which affect the status of oil and gas leases granted by prior owners of this property under which production was obtained. Those documents are as follows, to-wit:

> Oil and Gas Lease dated December 3, 1979 by and between Alan S. Showalter and Phyllis J. Showalter, husband and wife, and Lee A. Showalter and Patricia L. Showalter, husband and wife, as Lessors, to American Energies Corporation, as Lessee, and recorded on December 17, 1979 in Book M71 at Page 541 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the N/2 of

Section 17; and,

Affidavit of Production from Gerald J. Kathol, dated July 22, 1981 and recorded on July 29, 1981 in Book M77 at Page 480 in the Office of the Register of Deeds of Pawnee County, Kansas, covering the Oil and Gas Lease recorded in Book M71 at Page 541, and stating that a well was obtained.

In addition, I find of record numerous oil and gas leases and royalty deeds which cover the captioned property and which have expired by their primary term but which remain unreleased of record.

REQUIREMENT: I require that an Affidavit of Non-Production and Non-Development be obtained from some individual who is knowledgeable concerning the captioned property to show that all of said oil and gas royalty conveyances, oil and gas leases and mineral interests have expired by reason of non-production and that they are no longer valid. That Affidavit of Non-Production and Non-Development must be placed of record in the office of the Register of Deeds of Pawnee County, Kansas.

SATISFACTION OF REQUIREMENT: This requirement has now been satisfied by reason of that Affidavit of Non-Production and Non-Development dated May 5, 2011and recorded on May 20, 2011 in Book M116 at Page 37 in the Office of the Register of Deeds of Pawnee County, Kansas.

5. I find the following rights-of-way, easements and other miscellaneous documents which might have some effect on your operation for the production of oil and/or gas on the property covered, of record, to-wit:

a) At Entry No. 59 of the third Supplemental Abstract there appears a Pipe Line Right of Way Grant dated May 22, 1968 from Marilyn Ann Kershner to Skelly Oil Company, and recorded on August 11, 1968 in Book M/46 at Page 257 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Right-of-Way grants the right to construct, and operate a pipeline for the transportation of oil, gas and other products on, over and across the captioned property.

b) At Entry No. 71 of the third Supplemental Abstract there appears an Assignment of Right of Way dated January 26, 1977 from Skelly Oil Company to Getty Oil Company, and recorded on March 21, 1977 in Book M/63 at Page 673 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment transfers, assigned and delivers all right, title and interest in and to those certain pipeline rights of way now owned by Skelly Oil Company.

c) At Entry No. 1 of Supplemental Abstract No. 9-81417 there appears an Assignment and Bill of Sale dated November 1, 1978 from Getty Oil

Company to Getty Crude Gathering, Inc., and recorded on February 28, 1978 in Book M69 at Page 509 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment grants all right-of-way grants and other items used in connection with said pipelines and gathering lines on over and across the captioned property.

d) At Entry No. 42 of final Supplemental Abstract No. 2-11073 there appears an Assignment of Rights-of-Way dated December 31, 1986 from Getty Oil Company to Texaco Trading and Transportation, Inc., and recorded on February 6, 1987 in Book M89 at Page 611 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment grants all of its right, title and interest in and to those certain Pipeline Easements and Right of Way Grants in Pawnee County, Kansas, on, over and across the captioned property.

e) At Entry No. 43 of final Supplemental Abstract No. 2-11073 there appears a Certificate of Merger effective as of April 1, 1999, between Texaco Trading and Transportation, Inc., and Equilon Enterprises, LLC. and recorded on October 12, 1999 in Book MVV at Page 267 in the Office of the Register of Deeds of Pawnee County, Kansas.

f) At Entry No. 45 of final Supplemental Abstract No. 2-11073 there appears a Certificate of Merger dated November 21, 2003, between B-Y Production Company A into Younger Energy Company. and recorded on November 25, 2003 in Book MZZ at Page 141 in the Office of the Register of Deeds of Pawnee County, Kansas.

g) At Entry No. 51 of the final Supplemental Abstract No. 2-11073 there appears an Easement dated August 9, 1999 from Lee Allen Showalter and Phyllis J. Showalter, to The Golden Belt Telephone Association, Inc., and recorded on August 18, 1999 in Book MVV at Page 206 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Easement grants the right to construct, maintain and repair a communication system on, over and across the captioned property.

h) At Entry No. 53 of final Supplemental Abstract No. 2-11073 there appears an Assignment effective July 1, 2001 from Equilon Enterprises, LLC, to Seminole Transportation and Gathering, Inc., and recorded on October 31, 2001 in Book M103 at Page 203 in the Office of the Register of Deeds of Pawnee County, Kansas. Said Assignment grants all of its right, title and interest in and to those certain Pipeline Easements and Right of Way Grants in Pawnee County, Kansas, on, over and across the captioned property.

REQUIREMENT: In connection with your oil exploration activities on the property in question you should be certain that no such activity interferes with or causes damage to equipment used in connection with or to the aforesaid rights-of-way and easements.

6. I find the following Wind Energy Lease and Energy Agreement, to-wit

a) At Entry No. 55 of final Supplemental Abstract No. 2-11073 there appears a Memorandum of Wind Park Lease, entered into as of April 15, 2010 between Lee Allen Showalter and Phyllis Showalter by Lee Allen Showalter, Attorney-in-Fact, and DEGS Wind I, LLC, a Delaware limited liability company, recorded on August 30, 2010 in Book MA5 at Page 50 in the Office of the Register of Deeds of Pawnee County, Kansas. This Agreement is given to provide for the construction, operation and maintenance of wind energy conversion systems.

REQUIREMENT: It appears that your Oil and Gas Lease on the captioned property was granted prior to the Wind Energy Lease referred to above. Accordingly, your Oil and Gas Lease has superiority to the Wind Energy Lease. However, you should be aware that Wind Energy Lease does exist. If and when improvements are made to the property by reason of the Wind Energy Lease, you should take reasonable steps not to cause damage to those improvements or in any way interfere with the Wind Energy Lease to the extent possible. Of course, if a direct conflict should arise with respect to the Wind Energy Lease, please contact me for further discussion concerning that matter.

7. In regards to boundary lines and well locations, you should personally check the staked location and the true and correct boundary lines of the lease under which you contemplate drilling operations. You are advised that under the provisions of Rule 82-3-108 of the General Rules and Regulations of the State Corporation Commission, it is provided that "wells shall not be drilled less than 300 feet from any lease line."

8. In *Hall v. JFW, Inc.*, 20 Kan. App. 2d 845, the Kansas Court of Appeals found that an oil and gas lease that provided that the lease would terminate if no well was "commenced on said land" before the lease termination date, terminated because actual drilling had not commenced. Preliminary steps of obtaining a drilling opinion, staking the location, surveying the well site, obtaining a drilling permit, obtaining a binding drilling contract, building the location, digging mud pits, drilling a water supply well and conducting certain other pre-drilling activities were not sufficient to constitute commencement of drilling.

REQUIREMENT: You should be certain that actual drilling commences prior to the expiration of the lease term. Otherwise, the validity of the lease is in question.

9. This title opinion does not cover the following:

a) Railroad or other rights-of-way the existence of which may be determined by physical examination of the lands;

b) The right to possession and discrepancies of boundary lines or the location of which might also be reflected by physical examination of the property. I am unable to determine from the records any potential claims of persons in actual possession of all or any part of the above described real property.

REQUIREMENT: I require that you make an independent investigation to determine whether there are parties in actual possession of the property who may claim some right with respect thereto. The results of such investigation should be prepared in the form of an appropriate affidavit executed by the appropriate party and filed of record in the office of the Register of Deeds. In the alternative, you should satisfy yourself that no one is in actual physical possession of any of the lands described hereinabove other than the owners of the real estate as set out hereinabove.

c) Zoning and other land use control; This title opinion does not cover zoning rules or regulations which may be imposed on oil and gas drilling operations by the State of Kansas or any of its subdivisions nor am I advising you regarding any such rules or regulations and further I am not advising you against environmental consideration with respect to the ownership and operation of the above described Oil and Gas Leases. I assume that you are aware of such rules and regulations and other requirements and that you will conduct your operations in accord therewith. In addition, this title opinion does not address issues regulated by the Kansas Corporation Commission and again, I assume that you are familiar with any regulations of the Kansas Corporation Commission and will conduct your operations in accord therewith.

d) Pending litigation which is not reflected by a recorded notice of *lis pendens*. I did not inspect the records of the Clerk of the District Court of the county in which the property is located, and accordingly I make no findings as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the United States District Court for the District of Kansas and accordingly I make no findings as to the status of any bankruptcy filings or as to pending or finalized judgments against any of the owners of the above described property. I also did not inspect the records of the Kansas Secretary of State for UCC filings and accordingly I make no findings as to the status of any UCC liens or filings against the owners or affecting the above described property.

e) Mechanic's liens, judgment liens or other statutory liens not reflected by the materials examined. If there are buildings or improvements on the captioned real estate, you should make a personal investigation to ascertain whether any improvements or repairs thereto have been made within the past four months and if so, whether all bills for labor performed and materials furnished have been paid in full in that if unpaid, the same may become the basis for valid and subsisting mechanics liens.

f) Any other matters which are not disclosed by the records examined and with respect to which this examiner has not been advised.

10. Subject to the aforesaid comments, it is my opinion that the above described Oil and Gas Lease is a valid and subsisting Oil and Gas Lease and you may proceed with your exploration on the captioned premises.

11. This title opinion is rendered solely for the use and benefit of the addressee and shall not be relied upon by any other person or entities and said use by others is not contemplated or authorized without my express written consent.

Sincerely,
GREGORY E. SAINDON, P.A.

Gregory E. Saindon

GES/rn